EXHIBIT 10.1

                                                                  EXECUTION COPY



                          AGREEMENT AND PLAN OF MERGER


                                      among


                        MERISTAR HOTELS & RESORTS, INC.,


                            AMERICAN SKIING COMPANY,

                                       and

                              ASC MERGER SUB, INC.


                          Dated as of December 8, 2000



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RECITALS.......................................................................1

ARTICLE I           THE MERGER.................................................2
         Section 1.1        The Merger.........................................2
         Section 1.2        Effective Time.....................................2
         Section 1.3        Closing............................................3
         Section 1.4        Effects of the Merger..............................3
         Section 1.5        The Certificate of Incorporation of the
                              Surviving Corporation............................3
         Section 1.6        The Certificate of Incorporation of ASC............3
         Section 1.7        The Bylaws of the Surviving Corporation............3
         Section 1.8        The Bylaws of ASC..................................3
         Section 1.9        Directors of Surviving Corporation.................4
         Section 1.10       Directors of ASC...................................4
         Section 1.11       Officers of Surviving Corporation..................4
         Section 1.12       Management of ASC..................................4

ARTICLE II          EFFECT OF THE MERGER ON CAPITAL STOCK;EXCHANGE OF
                              CERTIFICATES.....................................4
         Section 2.1        Conversion of Capital Stock........................4
         Section 2.2        Exchange of Certificates...........................5
         Section 2.3        No Appraisal Rights................................8
         Section 2.4        Adjustments to Prevent Dilution....................8
         Section 2.5        Withholding Rights.................................9
         Section 2.6        MeriStar Benefit Plans.............................9

ARTICLE III         REPRESENTATIONS AND WARRANTIES OF MERISTAR................10
         Section 3.1        Organization and Qualification; Subsidiaries......10
         Section 3.2        Certificate of Incorporation and Bylaws...........11
         Section 3.3        Capitalization....................................11
         Section 3.4        Authority.........................................12
         Section 3.5        No Conflicts......................................13
         Section 3.6        Required Filings and Consents.....................14
         Section 3.7        Permits; Compliance with Law......................15
         Section 3.8        SEC Filings; Financial Statements.................16
         Section 3.9        Absence of Certain Changes or Events..............17
         Section 3.10       Employee Benefit Plans; Labor Matters.............18
         Section 3.11       Tax Matters.......................................20
         Section 3.12       Contracts; Debt Instruments.......................20
         Section 3.13       Litigation........................................21
         Section 3.14       Environmental Matters.............................21
         Section 3.15       Intellectual Property.............................22

                                        i
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                                                                            Page
                                                                            ----

         Section 3.16       Taxes.............................................24
         Section 3.17       Non-Competition Agreements........................26
         Section 3.18       Agreements with Regulatory Agencies...............26
         Section 3.19       Rights Agreement..................................27
         Section 3.20       Opinion of Financial Advisor......................27
         Section 3.21       Brokers...........................................27
         Section 3.22       Certain Statutes..................................28
         Section 3.23       Information.......................................28
         Section 3.24       Vote Required.....................................28
         Section 3.25       Properties........................................28
         Section 3.26       No Payments to Employees, Officers or Directors...32
         Section 3.27       Potential Conflicts of Interest...................32
         Section 3.28       Registration Rights...............................32
         Section 3.29       Investment Company Act of 1940....................32

ARTICLE IV          REPRESENTATIONS AND WARRANTIESOF ASC AND MERGER SUB.......33
         Section 4.1        Organization and Qualification; Subsidiaries......33
         Section 4.2        Certificate of Incorporation and Bylaws...........34
         Section 4.3        Capitalization....................................34
         Section 4.4        Authority.........................................36
         Section 4.5        No Conflicts......................................37
         Section 4.6        Required Filings and Consents.....................38
         Section 4.7        Permits; Compliance with Law......................38
         Section 4.8        SEC Filings; Financial Statements.................39
         Section 4.9        Absence of Certain Changes or Events..............40
         Section 4.10       Employee Benefit Plans; Labor Matters.............41
         Section 4.11       Tax Matters.......................................44
         Section 4.12       Contracts; Debt Instruments.......................44
         Section 4.13       Litigation........................................45
         Section 4.14       Environmental Matters.............................45
         Section 4.15       Intellectual Property.............................46
         Section 4.16       Taxes.............................................47
         Section 4.17       Non-Competition Agreements........................49
         Section 4.18       Agreements with Regulatory Agencies...............49
         Section 4.19       Opinion of Financial Advisor......................50
         Section 4.20       Brokers...........................................50
         Section 4.21       Certain Statutes..................................50
         Section 4.22       Information.......................................50
         Section 4.23       Vote Required.....................................51
         Section 4.24       Interim Operations of Merger Sub..................51
         Section 4.25       Properties........................................51
         Section 4.26       Condominium Associations; Time Share Arrangements.55
         Section 4.27       No Payments to Employees, Officers or Directors...57
         Section 4.28       Potential Conflicts of Interest...................57
         Section 4.29       Registration Rights...............................57
         Section 4.30       Investment Company Act of 1940....................58

                                       ii
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                                                                            Page
                                                                            ----

ARTICLE V           COVENANTS.................................................58
         Section 5.1        Conduct of Business of MeriStar...................58
         Section 5.2        Conduct of Business of ASC........................61
         Section 5.3        Interim Transactions Committee....................63
         Section 5.4        Notification of Certain Matters...................64
         Section 5.5        Proxy Statement...................................64
         Section 5.6        Stockholders' Meetings............................66
         Section 5.7        Access to Information; Confidentiality............67
         Section 5.8        No Solicitation by MeriStar.......................68
         Section 5.9        No Solicitation by ASC............................70
         Section 5.10       Additional Covenants..............................71
         Section 5.11       Directors' and Officers' Indemnification and
                              Insurance.......................................74
         Section 5.12       Affiliates........................................75
         Section 5.13       Reasonable Best Efforts...........................75
         Section 5.14       Consents; Filings; Further Action.................76
         Section 5.15       Plan of Reorganization............................77
         Section 5.16       Public Announcements..............................77
         Section 5.17       Obligations of Merger Sub.........................78
         Section 5.18       Stock Exchange Listings and De-Listings...........78
         Section 5.19       Takeover Statutes.................................78
         Section 5.20       Dividends.........................................78

ARTICLE VI          CONDITIONS................................................78
         Section 6.1        Conditions to Each Party's Obligation to Effect
                              the Merger......................................78
         Section 6.2        Conditions to Obligations of ASC and Merger Sub...80
         Section 6.3        Conditions to Obligation of MeriStar..............81

ARTICLE VII         TERMINATION...............................................83
         Section 7.1        Termination.......................................83
         Section 7.2        Effect of Termination.............................85
         Section 7.3        Expenses and Fees Following Certain Termination
                              Events..........................................85

ARTICLE VIII        MISCELLANEOUS.............................................87
         Section 8.1        Certain Definitions...............................87
         Section 8.2        Survival.  .......................................88
         Section 8.3        Counterparts......................................89
         Section 8.4        GOVERNING LAW; WAIVER OF JURY TRIAL...............89
         Section 8.5        Notices...........................................89
         Section 8.6        Entire Agreement..................................91
         Section 8.7        No Third Party Beneficiaries......................91
         Section 8.8        Amendment.........................................91
         Section 8.9        Waiver............................................91
         Section 8.10       Obligations of ASC and of MeriStar. ..............91
         Section 8.11       Severability......................................92
         Section 8.12       Interpretation....................................92
         Section 8.13       Assignment........................................92
         Section 8.14       Specific Performance..............................92

                                       iii
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ANNEXES:

Annex A           Form of Amended and Restated ASC Certificate of Incorporation

Annex B           Form of Amended and Restated ASC Bylaws

Annex C           List of Certain Management Personnel of ASC after the
                  Effective Time

Annex D           Form of Rule 145 Affiliate Agreement

Annex E           Form of Registration Rights Agreement


                                       iv
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                             INDEX OF DEFINED TERMS

Term                                                                  Section
----                                                                  -------

1940 Act............................................................3.29
affiliate...........................................................8.1(a)
Agreement...........................................................Preamble
Amended OP Agreement................................................5.10(k)
ASC.................................................................Preamble
ASC Acquisition Proposal............................................5.9(a)
ASC Benefit Plans...................................................4.10(a)
ASC Class A Common Stock............................................4.3(a)
ASC Common Stock....................................................2.1(c)
ASC Credit Agreements...............................................4.12
ASC Disclosure Letter...............................................4.1(b)
ASC Filed SEC Reports...............................................4.9(a)
ASC Financial Advisor...............................................4.19
ASC Land Option.....................................................6.3(g)(ii)
ASC Leases..........................................................4.25(a)
ASC Notes...........................................................4.1(c)
ASC Notes Consent...................................................5.10(d)
ASC Notes Indenture.................................................4.1(c)
ASC Option Plan.....................................................4.3(b)
ASC Permits.........................................................4.7
ASC Proposals.......................................................4.5
ASC Regulatory Agreement............................................4.18
ASC SEC Reports.....................................................4.8(a)
ASC Senior Credit Facility..........................................4.1(g)
ASC Senior Credit Facility Amendment................................5.10(a)
ASC Series A Preferred Stock........................................4.3(a)
ASC Series B Preferred Stock........................................4.3(a)
ASC Shares..........................................................4.3(a)
ASC Stock Options...................................................4.3(b)
ASC Stockholders Meeting............................................5.5(a)
ASC Subordinated Loan Facility......................................4.12
ASC Subsidiaries....................................................4.1(a)
ASC Superior Proposal...............................................5.9(b)
ASC Voting/Recapitalization Agreement...............................Recital (b)
Blue Sky Laws.......................................................3.6
business day........................................................8.1(b)
Certificate.........................................................2.1(c)
Certificate of Merger...............................................1.2
Claims..............................................................3.13

                                        v
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Term                                                                  Section
----                                                                  -------

Closing.............................................................1.3
Closing Date........................................................1.3
Code................................................................Recital (c)
Confidentiality Agreement...........................................5.7(b)
Contracts...........................................................3.5(a)(iii)
control.............................................................8.1(a)
controlled by.......................................................8.1(a)
controlling.........................................................8.1(a)
Development Activities..............................................4.25(b)
Development Fees....................................................4.25(j)
DGCL................................................................Recital (a)
Effective Time......................................................1.2
Encumbrances........................................................3.25(a)
Environmental Laws..................................................3.14(a)
Environmental Permits...............................................3.14(a)
ERISA...............................................................3.10(a)(iii)
Exchange Act........................................................3.6
Exchange Agent......................................................2.2(a)
Exchange Fund.......................................................2.2(a)
Exchange Ratio .....................................................2.1(c)
Existing Stockholders' Agreement....................................5.10(e)
Expenses............................................................7.3(a)
GAAP................................................................3.8(b)
Governmental Entity.................................................3.6
group...............................................................8.1(g)
HSR Act.............................................................3.6
Improvements........................................................4.25(d)
including...........................................................8.1(c)
Indemnified Parties.................................................5.11(a)
Intellectual Property...............................................3.15(a)(ii)
Interim Transactions Committee......................................5.3
Intervals...........................................................4.26(a)
IP Licenses.........................................................3.15(a)(ii)
knowledge...........................................................8.1(d)
Law.................................................................3.5(a)(ii)
Leased Real Property................................................4.25(a)
Liens...............................................................3.3(c)
Managing Entity.....................................................4.26(j)
Material Adverse Effect on MeriStar.................................8.1(e)
Material Adverse Effect on ASC......................................8.1(f)

                                       vi
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Term                                                                  Section
----                                                                  -------

Merger..............................................................Recital (a)
Merger Consideration................................................2.1(c)
Merger Sub..........................................................Preamble
MeriStar............................................................Preamble
MeriStar Acquisition Proposal.......................................5.8(a)
MeriStar Benefit Plans..............................................3.10(a)
MeriStar Common Stock...............................................2.1(c)
MeriStar Disclosure Letter..........................................3.1(b)
MeriStar Filed SEC Reports .........................................3.9(a)
MeriStar Financial Advisor..........................................3.20
MeriStar Franchise Agreements.......................................3.25(f)
MeriStar Leases.....................................................3.25(e)
MeriStar OP Amendment...............................................5.10(k)
MeriStar Option Plans...............................................3.3(b)
MeriStar Ordinary Course Leases.....................................3.25(d)
MeriStar Permits....................................................3.7
MeriStar Preferred Stock............................................3.3(a)
MeriStar Properties.................................................3.25(a)
MeriStar Proposals..................................................3.4
MeriStar Regulatory Agreement.......................................3.18
MeriStar-REIT Agreement Amendments .................................5.10(f)
MeriStar Rights Agreement...........................................2.1(b)
MeriStar SEC Reports................................................3.8(a)
MeriStar Senior Management Options..................................2.6(b)
MeriStar Senior Secured Credit Facility.............................5.10(b)
MeriStar Senior Management Option Vesting Waiver....................5.10(j)
MeriStar Series A Preferred Stock...................................2.1(b)
MeriStar Shareholder Rights.........................................2.1(b)
MeriStar Stock Options..............................................3.3(b)
MeriStar Stockholders Meeting.......................................5.5(a)
MeriStar Space Leases...............................................3.25(g)
MeriStar Space Tenant...............................................3.25(g)
MeriStar Subsidiaries ..............................................3.1(a)
MeriStar Superior Proposal..........................................5.8(b)
New ASC Series A Preferred Stock....................................Recital (b)
New ASC Senior Credit Facility......................................5.10(a)
NYSE................................................................2.2(f)
OCP.................................................................5.10(l)(i)
OP Units............................................................3.3(a)
Owned Real Property.................................................4.25(a)

                                       vii

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Term                                                                  Section
----                                                                  -------

person..............................................................8.1(g)
Principal ASC Stockholders..........................................Recital (b)
Principal MeriStar Stockholders.....................................Recital (b)
Project Plans.......................................................4.25(h)
Proposed Intellectual Property Agreements...........................3.15(a)(iii)
Prospective Purchasers..............................................4.26(b)
Proxy Materials.....................................................5.5(a)
Proxy Statement.....................................................5.5(a)
Real Property.......................................................4.25(d)
Registration Rights Agreement.......................................5.10(q)
Registration Statement..............................................5.5(a)
Registration Statement Effective Date...............................5.5(a)
REIT................................................................6.2(i)
Representatives.....................................................5.7(a)
Requisite MeriStar Vote.............................................3.4(a)
Requisite ASC Vote..................................................4.4(a)
Resort Properties...................................................4.12
Resorts Credit Facility.............................................4.12
Resorts Credit Facility Amendment...................................5.10(c)
Resorts Credit Facility Conversion..................................5.10(c)
Rule 145 Affiliate Agreement........................................5.12
Rule 145 Affiliates.................................................5.12
SEC.................................................................3.8(a)
Securities Act......................................................3.6
Software............................................................3.15(a)(ii)
Space Leases........................................................4.25(e)
Space Tenant........................................................4.25(e)
Sub Common Stock....................................................4.3(d)
subsidiary..........................................................8.1(h)
subsidiaries........................................................8.1(h)
Subsidies...........................................................4.26(j)
Surviving Corporation...............................................1.1(a)
Takeover Statute....................................................3.22
Taxes...............................................................3.16(a)
Tax Returns.........................................................3.16(a)
Technology..........................................................3.15(a)(ii)
Terminating MeriStar Breach.........................................7.1(e)
Terminating ASC Breach..............................................7.1(f)
Textron Facility....................................................4.12
under common control with...........................................8.1(a)

                                      viii
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Term                                                                  Section
----                                                                  -------

Units...............................................................4.26(a)
U.S. Forest Service Permits.........................................4.25(c)
U.S. Forest Service Properties......................................4.25(c)
Warrants............................................................5.10(l)(i)
Warrant Purchase Agreement..........................................5.10(l)(i)

                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 8, 2000, among MERISTAR HOTELS & RESORTS, INC., a Delaware corporation ("MeriStar"), AMERICAN SKIING COMPANY, a Delaware corporation ("ASC") and ASC MERGER SUB, INC., a Delaware corporation and a wholly-owned subsidiary of ASC ("Merger Sub").


                                    RECITALS

                  (a) The respective Boards of Directors of Merger Sub, MeriStar and ASC have each determined that the merger of Merger Sub with and into MeriStar on the terms and subject to the conditions set forth on this Agreement, with MeriStar surviving as a wholly-owned subsidiary of ASC (the "Merger"), is advisable and that it is in the best interest of their respective corporations and stockholders to combine the respective businesses of ASC and MeriStar, and consequently have approved and adopted the Merger and this Agreement, in accordance with the General Corporation Law of the State of Delaware (the "DGCL"). The Board of Directors of ASC is acting upon the recommendation of its Special Committee.

                  (b) Concurrently with the execution of this Agreement, as a condition to the willingness of MeriStar to enter into this Agreement, (i) certain holders of ASC Shares (the "Principal ASC Stockholders") are entering into a Voting and Recapitalization Agreement, dated the date hereof, with ASC and MeriStar (the "ASC Voting/Recapitalization Agreement") which provides, among other things, that (A) each Principal ASC Stockholder will vote his or its shares of ASC Common Stock, ASC Class A Common Stock or ASC Preferred Stock, as the case may be, in favor of approval and adoption of this Agreement and the Merger at the ASC Stockholders Meeting, (B) as part of a recapitalization of ASC, (x) the shares of ASC Class A Common Stock and the shares of ASC Series B Preferred Stock will be converted into ASC Common Stock and (y) the shares of ASC Series A Preferred Stock will be converted into shares of ASC Common Stock and shares of a new series of preferred stock of ASC, to be designated Series A Preferred Stock, par value $0.01 per share, with terms substantially as set forth in Exhibit B to the ASC Voting and Recapitalization Agreement (the "New ASC Series A Preferred Stock"); (ii) certain holders of MeriStar Common Stock (the "Principal MeriStar Stockholders") are entering into a Voting Agreement, dated the date hereof, with ASC and MeriStar (the "MeriStar Voting Agreement") which provides, among other things, that each Principal MeriStar Stockholder will vote his or its shares of MeriStar Common Stock in favor of approval and adoption of this Agreement and the Merger at the MeriStar Stockholders Meeting; and (iii) each Principal MeriStar Stockholder has delivered to ASC an irrevocable proxy to vote his or her shares of MeriStar Common Stock as described in clause (ii) of this Recital (b).

                  (c) For federal income tax purposes it is intended that the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated under the Code.

                  (d) Certain terms used in this Agreement have the meanings specified in Section 8.1.

                  NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound by this Agreement, agree as follows:


                                    ARTICLE I

                                   THE MERGER

                  Section 1.1 The Merger.

                  (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, in accordance with the DGCL, Merger Sub shall be merged with and into MeriStar in accordance with this Agreement, and the separate corporate existence of Merger Sub shall cease. MeriStar shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of MeriStar with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.

                  (b) At the election of ASC, any direct wholly-owned ASC Subsidiary may be substituted for Merger Sub as a constituent corporation in the Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such substitution.

                  Section 1.2 Effective Time. As soon as practicable following the Closing, MeriStar and ASC shall cause a Certificate of Merger (the "Certificate of Merger") to be signed, acknowledged and delivered for filing with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such other subsequent date or time as is agreed upon by the parties and set forth in the Certificate of Merger and in accordance with the DGCL (the "Effective Time").

                  Section 1.3 Closing. Subject to the satisfaction or waiver of all of the conditions to closing contained in Article VI hereof, the closing of the Merger (the "Closing") shall take place (a) at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York at 10:00 A.M. on the fifth business day after the day on which the last to be fulfilled or waived of such conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) is satisfied or waived in accordance with this Agreement or (b) at such other place and time or on such other date as MeriStar and ASC may agree in writing (the "Closing Date").

                  Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in the DGCL, including Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of MeriStar and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of MeriStar and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  Section 1.5 The Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of MeriStar in effect immediately prior to the Effective Time shall, from and after the Effective Time, be the certificate of incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law; provided, however, that, at the Effective Time, Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended to read as follows: "The name of the Corporation is Doral Management Co., Inc."

                  Section 1.6 The Certificate of Incorporation of ASC. The certificate of incorporation of ASC shall be amended and restated as of the Effective Time, substantially in the form attached to this Agreement as Annex A.

                  Section 1.7 The Bylaws of the Surviving Corporation. The by-laws of Merger Sub in effect immediately prior to the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Corporation until duly amended as provided therein or by applicable law.

                  Section 1.8 The Bylaws of ASC. The by-laws of ASC shall be amended and restated as of the Effective Time, substantially in the form attached to this Agreement as Annex B.

                  Section 1.9 Directors of Surviving Corporation. The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation.

                  Section 1.10 Directors of ASC. The directors appointed in accordance with the ASC Voting/Recapitalization Agreement shall, from and after the Effective Time, be the directors of ASC until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and bylaws of ASC.

                  Section 1.11 Officers of Surviving Corporation. The officers of MeriStar at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

                  Section 1.12 Management of ASC. The persons specified on Annex C to this Agreement shall, from and after the Effective Time, fill the positions specified on Annex C until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of ASC.


                                   ARTICLE II

                     EFFECT OF THE MERGER ON CAPITAL STOCK;
                            EXCHANGE OF CERTIFICATES

                  Section 2.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, MeriStar or the holders of the following securities:

                  (a) Capital Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

                  (b) Cancellation of Treasury Stock and ASC-Owned Stock. All shares of MeriStar Common Stock that are owned by MeriStar as treasury stock or by ASC, Merger Sub or any ASC Subsidiary or any MeriStar Subsidiary issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of any such shares, no longer be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist. All rights ("MeriStar Shareholder Rights") to purchase the Series A Junior Participating Preferred Stock, par value $0.01 per share (the "MeriStar Series A Preferred Stock"), of MeriStar under the Preferred Share Purchase Rights Agreement, dated as of July 23, 1998 and amended on December 8, 2000, between MeriStar and Continental Stock Transfer & Trust Company (as so amended, the "MeriStar Rights Agreement") that are owned by MeriStar, ASC, Merger Sub, any ASC Subsidiary or any MeriStar Subsidiary issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of any such shares, no longer be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

                  (c) Exchange Ratio. Each share of the common stock, par value $0.01 per share, of MeriStar (the "MeriStar Common Stock"), together with the associated MeriStar Shareholder Right, shall be converted into the right to receive 1.88 shares (the "Exchange Ratio") of common stock, par value $0.01 per share, of ASC ("ASC Common Stock"), subject to adjustment as provided in Section
2.4 and subject to cash in lieu of fractional shares of ASC Common Stock, if any, pursuant to Section 2.2(f) (collectively, the "Merger Consideration"). At the Effective Time, all MeriStar Common Stock and MeriStar Shareholder Rights shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate (a "Certificate") formerly representing any MeriStar Common Stock and MeriStar Shareholder Rights (other than shares of MeriStar Common Stock and MeriStar Shareholder Rights owned by MeriStar or by ASC, Merger Sub, any ASC Subsidiary or any MeriStar Subsidiary) shall thereafter represent only the right to receive the Merger Consideration and any distribution or dividend under Section 2.2(c) in each case without interest.

                  Section 2.2 Exchange of Certificates.

                  (a) Exchange Agent. As of the Effective Time, ASC shall deposit with the transfer agent for shares of ASC Common Stock, or with such other bank or trust company designated by ASC prior to the Effective Time and reasonably acceptable to MeriStar (the "Exchange Agent"), for the benefit of the holders of Certificates, for exchange in accordance with this Article II, through the Exchange Agent, certificates representing the number of shares of ASC Common Stock (such shares of ASC Common Stock, together with any dividends or distributions with respect thereto to which the holders of Certificates may be entitled pursuant to Section 2.2(c) being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section 2.1(c) in exchange for outstanding shares of MeriStar Common Stock.

                  (b) Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Certificate (other than MeriStar, ASC, Merger Sub, any ASC Subsidiary or any MeriStar Subsidiary) (i) a letter of transmittal specifying that delivery shall be effected, and that risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of Certificates) to the Exchange Agent, in a form and with other customary provisions reasonably specified by ASC, and (ii) instructions for surrendering the Certificates in exchange for (A) certificates representing shares of ASC Common Stock, (B) cash in lieu of fractional shares and (C) any unpaid dividends and other distributions. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, the holder of that Certificate shall be entitled to receive in exchange (1) a certificate representing that number of whole shares of ASC Common Stock that the holder is entitled to receive under this Article II, (2) a check in the amount (after giving effect to any required tax withholding) of (x) any cash in lieu of fractional shares plus (y) any unpaid dividends (other than stock dividends) and any other dividends or other distributions that such holder has the right to receive under the provisions of this Article II, and the Certificate so surrendered shall immediately be canceled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of MeriStar Common Stock that is not registered in the transfer records of MeriStar, a certificate representing the proper number of shares of ASC Common Stock, together with a check for any cash to be paid upon the surrender of the Certificate and any other dividends or distributions in respect of those shares, may be issued or paid to such a transferee if the Certificate formerly representing such MeriStar Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect the transfer and to evidence that any applicable stock transfer taxes have been paid. If any certificate for shares of ASC Common Stock is to be issued in a name other than that in which the surrendered Certificate is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of certificates for shares of ASC Common Stock in a name other than that of the registered holder of the surrendered Certificate, or shall establish to the satisfaction of ASC or the Exchange Agent that such tax has been paid or is not applicable.

                  (c) Distributions with Respect to Unexchanged MeriStar Common Stock. Whenever a dividend or other distribution is declared by ASC in respect of ASC Common Stock and the record date for that dividend or other distribution is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable under this Agreement. No dividends or other distributions in respect of ASC Common Stock shall be paid to any holder of any unsurrendered Certificate until that Certificate is surrendered for exchange in accordance with this Article II. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be issued or paid to the holder of the certificates representing whole shares of ASC Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time and a payment date on or prior to the date of issuance of such whole shares of ASC Common Stock and not previously paid, and
(ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of ASC Common Stock with a record date after the Effective Time but with a payment date subsequent to surrender. For purposes of dividends or other distributions in respect of shares of ASC Common Stock, all shares of ASC Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

                  (d) No Further Ownership Rights in MeriStar Common Stock. Each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the certificate representing shares of ASC Common Stock and cash in lieu of any fractional shares of ASC Common Stock, as contemplated by this Section 2.2. All shares of ASC Common Stock, together with any cash paid under Section 2.2(c) or Section 2.2(f) issued upon the surrender for or exchange of Certificates in accordance with the terms of this Agreement, shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of MeriStar Common Stock and associated MeriStar Shareholder Rights formerly represented by such Certificates.

                  (e) No Further Transfers. After the Effective Time, the stock transfer books of MeriStar shall be closed and there shall be no further registration of transfers on the records of MeriStar of the shares of MeriStar Common Stock that were outstanding immediately prior to the Effective Time.

                  (f) Fractional Shares. No certificates or scrip representing fractional shares of ASC Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interest shall not entitle its owner to vote, to receive dividends or to any other rights of a stockholder of ASC. Each holder of a fractional share interest shall be paid an amount in cash equal to the product obtained by multiplying (A) the fractional share interest to which such holder would otherwise be entitled (after taking into account all shares of MeriStar Common Stock held at the Effective Time by such holder) by (B) the closing price for a share of ASC Common Stock as reported on the New York Stock Exchange (the "NYSE") Composite Tape as reported by the Dow Jones News Services on the first trading day immediately preceding the date on which the Effective Time occurs. As promptly as practicable after the determination of the amount of cash, if any, to be paid to the holders of fractional share interests, the Exchange Agent shall so notify ASC, and ASC shall deposit such amounts with the Exchange Agent and cause the Exchange Agent to forward payments to such holders in accordance with Section 2.2(b) and (c).

                  (g) Termination of Exchange Fund. Any shares of ASC Common Stock and any portion of the Exchange Fund or of dividends or other distributions with respect to ASC Common Stock deposited by ASC with the Exchange Agent (including the proceeds of any investments of those funds) that remains unclaimed by the stockholders of MeriStar 180 days after the Effective Time shall be paid to ASC. Any former stockholders of MeriStar who have not theretofore complied with this Article II shall thereafter look only to ASC for payment of their Merger Consideration and any dividends and other distributions issuable or payable pursuant to Section 2.2(c) upon due surrender of their Certificates (or affidavits of loss in lieu of Certificates), in each case, without any interest. Notwithstanding the foregoing, none of ASC, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of MeriStar Common Stock for any amount properly delivered to a public official under applicable abandoned property, escheat or similar laws. If any Certificates shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity), any amounts payable in respect of such Certificate shall, to the extent permitted by applicable law, become the property of ASC, free and clear of all claims or interests of any person previously entitled to those amounts.

                  (h) Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and the posting by such person of a bond in the form customarily required by ASC as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the shares of ASC Common Stock, any unpaid dividends or other distributions and any cash payment in lieu of a fractional share in respect of that Certificate issuable or payable under this Article II upon due surrender thereof and deliverable in respect of the shares of MeriStar Common Stock and associated MeriStar Shareholder Rights represented by such Certificate under this Agreement, in each case, without interest.

                  Section II.3 No Appraisal Rights. In accordance with Section 262(b)(1) of the DGCL, no appraisal rights shall be available to holders of shares of MeriStar Common Stock in connection with the Merger.

                  Section 2.4 Adjustments to Prevent Dilution. In the event that prior to the Effective Time there is a change in the number of shares of MeriStar Common Stock or shares of ASC Common Stock or securities convertible or exchangeable into or exercisable for shares of MeriStar Common Stock or shares of ASC Common Stock issued and outstanding as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution or other similar transaction (other than as contemplated by this

Agreement), the Exchange Ratio shall be equitably adjusted to eliminate the effects of that event.

                  Section 2.5 Withholding Rights. Each of the Surviving Corporation and ASC shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any holder of a Certificate such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provisions of Law. To the extent that amounts are so withheld by the Surviving Corporation or ASC, as the case may be, such withheld amounts shall be treated for purposes of this Agreement as having been paid to the holder of a Certificate in respect to which such deduction and withholding was made by the Surviving Corporation or ASC, as the case may be.

                  Section 2.6 MeriStar Benefit Plans.

                  (a) Each MeriStar Stock Option granted under the MeriStar Option Plans that is outstanding (whether or not then exercisable) as of immediately prior to the Effective Time (other than the MeriStar Senior Management Options) and that has not been exercised or canceled prior thereto, shall, to the extent provided in such MeriStar Option Plans, at the Effective Time, vest immediately and be converted into a vested option to purchase 1.88 shares of ASC Common Stock for each share of MeriStar Common Stock purchasable under such MeriStar Stock Option, at an exercise price per share of ASC Common Stock equal to (x) the exercise price per share of MeriStar Common Stock under such MeriStar Stock Option divided by (y) 1.88, which option shall be issued under a new ASC stock option plan to be adopted at the Effective Time (whose terms shall be substantially the same as those of the MeriStar Option Plan under which such MeriStar Stock Option was issued) and evidenced by option agreements as provided in such new plan.

                  (b) Each MeriStar Stock Option described in Section 2.6(b) of the MeriStar Disclosure Letter (the "MeriStar Senior Management Options") shall be converted into an option to purchase 1.88 shares of ASC Common Stock for each share of MeriStar Common Stock purchasable under such MeriStar Stock Option, at an exercise price per share of ASC Common Stock equal to (x) the exercise price per share of MeriStar Common Stock under such MeriStar Stock Option divided by
(y) 1.88, which option shall (i) be issued under a new ASC stock option plan to be adopted at the Effective Time (whose terms shall be substantially the same as those of the MeriStar Option Plan under which such MeriStar Stock Option was issued), (ii) be evidenced by option agreements as provided in such new plan and
(iii) vest on the date such MeriStar Stock Option would have vested under the relevant MeriStar Option Plan had the Merger not occurred.

                  (c) Each ASC Stock Option granted under the ASC Option Plan that is outstanding (whether or not then exercisable) as of immediately prior to the Effective Time and that has not been exercised or canceled prior thereto, shall, at the Effective Time, survive the Merger and continue to have, and be subject to, the same terms and conditions as set forth in the ASC Option Plan and all relevant option agreements (as in effect immediately prior to the Effective Time) pursuant to which the ASC Options were granted.

                  (d) As of the Effective Time, ASC shall adopt an employee stock purchase plan whose scope, eligibility requirements and other terms are substantially the same as those of the MeriStar Employee Stock Purchase Plan.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF MERISTAR

         MeriStar represents and warrants to ASC and Merger Sub that:

                  Section 3.1 Organization and Qualification; Subsidiaries.

                  (a) Each of MeriStar and each subsidiary of MeriStar (collectively, the "MeriStar Subsidiaries") (i) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, (ii) has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted and
(iii) is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to have such governmental approvals or to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                  (b) Section 3.1(b) of the disclosure letter prepared by MeriStar, dated the date hereof and delivered by MeriStar to ASC (the "MeriStar Disclosure Letter") sets forth a complete and correct list of all of the MeriStar Subsidiaries (other than the MeriStar Subsidiaries formed for the purpose of holding liquor licenses), their jurisdiction of organization and the ownership or other interest therein of MeriStar and of each other MeriStar Subsidiary. Except for the MeriStar Subsidiaries formed for the purpose of holding liquor licenses, and except as set forth in Section 3.1(b) of the

MeriStar Disclosure Letter, neither MeriStar nor any MeriStar Subsidiary holds any interest in any person other than the MeriStar Subsidiaries so listed.

                  Section 3.2 Certificate of Incorporation and Bylaws. The copies of MeriStar's certificate of incorporation and by-laws, each as amended through the date of this Agreement that are filed as exhibits to MeriStar's annual report on Form 10-K for the year ended December 31, 1999 are complete and correct copies of those documents. Such certificate of incorporation and bylaws and all comparable organizational documents of the MeriStar Subsidiaries are in full force and effect. MeriStar is not in violation of any of the provisions of such certificate of incorporation or bylaws.

                  Section 3.3 Capitalization.

                  (a) The authorized capital stock of MeriStar consists of (i) 100,000,000 shares of MeriStar Common Stock and (ii) 10,000,000 shares of Preferred Stock, par value $0.01 per share (the "MeriStar Preferred Stock"), of which 500,000 shares have been designated as MeriStar Series A Preferred Stock. As of November 30, 2000, (i) 35,950,125 shares of MeriStar Common Stock were issued and outstanding (except for approximately 141,333 shares to be issued under the MeriStar Employee Stock Purchase Plan), all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights,
(ii) no shares of MeriStar Common Stock were held in the treasury of MeriStar or by the MeriStar Subsidiaries; (iii) 3,740,825 shares of MeriStar Common Stock were reserved for issuance upon exercise of outstanding MeriStar Stock Options;
(iv) 3,304,480 shares of MeriStar Common Stock were reserved for issuance upon the redemption of units ("OP Units") of limited partnership interest in MeriStar H&R Operating Company, L.P.; and (v) no shares of MeriStar Preferred Stock were issued or outstanding. Except as set forth above, as of November 30, 2000, no shares of capital stock or other voting securities of MeriStar were issued, reserved for issuance or outstanding and, since such date, no shares of capital stock or other voting securities or options in respect thereof have been issued except upon the exercise of MeriStar Stock Options or redemption of OP Units outstanding on such date.

                  (b) As of November 30, 2000, an aggregate of 3,740,825 options to purchase shares of MeriStar Common Stock ("MeriStar Stock Options") have been granted by MeriStar and are outstanding under the MeriStar Incentive Plan and the MeriStar Non-Employee Directors' Incentive Plan (collectively, the "MeriStar Option Plans"). Except as set forth in Section 3.3(a) and except for (i) MeriStar Stock Options to purchase an aggregate of 3,740,825 shares of MeriStar Common Stock outstanding or available for grant under the MeriStar Option Plans,
(ii) the MeriStar Shareholder Rights and (iii) agreements or arrangements set forth in Section 3.3(b) of the MeriStar Disclosure Letter, there are no options, warrants, calls, conversion rights, stock appreciation rights, redemption rights, repurchase rights or other rights, agreements, arrangements or commitments of any character to which MeriStar or any MeriStar Subsidiary is a party or by which MeriStar or any MeriStar Subsidiary is bound relating to the issued or unissued capital stock of MeriStar or any MeriStar

Subsidiary or obligating MeriStar or any MeriStar Subsidiary to issue or sell any shares of capital stock of, other equity interests in, or securities exchangeable for or convertible into capital stock or other equity interests in, MeriStar or any MeriStar Subsidiary. Section 3.3(b) of the MeriStar Disclosure Letter accurately and completely sets forth, as of the date of this Agreement,
(x) the persons to whom MeriStar Stock Options have been granted, (y) the exercise price for MeriStar Stock Options held by each such person and (z) whether such MeriStar Stock Options are subject to vesting and, if subject to vesting, the dates on which each of those MeriStar Stock Options vest.

                  (c) All shares of MeriStar Common Stock issued are and all shares of MeriStar Common Stock subject to issuance will be, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments under which they are issuable, duly authorized, validly issued, fully paid, nonassessable and will not be subject to preemptive rights. Except as set forth in Section 3.3(c) of the MeriStar Disclosure Letter, (i) there are no outstanding contractual obligations of MeriStar or any MeriStar Subsidiary to repurchase, redeem or otherwise acquire any shares of MeriStar Common Stock or any capital stock of any MeriStar Subsidiary; (ii) each outstanding share of capital stock of each MeriStar Subsidiary is duly authorized, validly issued, fully paid, nonassessable and not subject to preemptive rights and each such share owned by MeriStar or a MeriStar Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the relevant owner's voting rights, charges and other encumbrances of any nature whatsoever (collectively, "Liens"); and (iii) except in connection with contracts set forth in Section 3.3(c) of the MeriStar Disclosure Letter, there are no outstanding material contractual obligations of MeriStar or any MeriStar Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any MeriStar Subsidiary that is not wholly owned by MeriStar or in any other person.

                  (d) There are no accrued and unpaid dividends in respect of the MeriStar Common Stock.

                  Section 3.4 Authority.

                  (a) MeriStar has all necessary corporate power and authority to execute and deliver this Agreement and, subject only to the adoption and approval of this Agreement and the approval of the transactions contemplated hereby (the "MeriStar Proposals") (i) by the affirmative vote of a majority of the outstanding shares of MeriStar Common Stock and (ii) by the affirmative vote of a majority of the votes cast by the holders of MeriStar Common Stock who are not parties to the MeriStar Voting Agreement or affiliates thereof (the affirmative votes described in clauses (i) and (ii), collectively, the "Requisite MeriStar Vote"), to perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement to be consummated by MeriStar. The execution and delivery of this

Agreement by MeriStar and the consummation by MeriStar of such transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of MeriStar or any MeriStar Subsidiary are necessary to authorize this Agreement or to consummate such transactions, other than, the adoption and approval of the MeriStar Proposals by the Requisite MeriStar Vote. This Agreement has been duly authorized and validly executed and delivered by MeriStar and constitutes a legal, valid and binding obligation of MeriStar, enforceable against MeriStar in accordance with its terms.

                  (b) The Board of Directors of MeriStar (i) has unanimously adopted the plan of merger set forth in this Agreement and approved this Agreement and the other transactions contemplated by this Agreement and (ii) has declared that the Merger and this Agreement and the other transactions contemplated by this Agreement are advisable and in the best interests of MeriStar and the holders of MeriStar Common Stock.

                  Section 3.5 No Conflicts.

                  (a) Except as set forth in Section 3.5(a) of the MeriStar Disclosure Letter, the execution and delivery of this Agreement by MeriStar do not, and the performance of this Agreement by MeriStar will not:

                  (i) conflict with or violate any provision of MeriStar's certificate of incorporation or bylaws or any comparable organizational documents of any MeriStar Subsidiary;

                  (ii) assuming that all consents, approvals, authorizations and other actions set forth in Section 3.6 have been obtained and all filings, applications and obligations set forth in Section 3.6 have been made, conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment or decree ("Law") applicable to MeriStar or any MeriStar Subsidiary or by which any property or asset of MeriStar or any MeriStar Subsidiary is or may be bound or affected, except for any such conflicts or violations that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar; or

                  (iii) result in any breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of MeriStar or any MeriStar Subsidiary under any note, bond, mortgage, indenture, contract, agreement, partnership or joint venture agreement, commitment, lease, license, permit, franchise or other instrument or obligation (collectively, "Contracts") to which MeriStar or any MeriStar

         Subsidiary is a party or by which any of them or their assets or properties is or may be bound or affected, except for any such breaches, defaults or other occurrences which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   (b) Section 3.5(b) of the MeriStar Disclosure Letter sets forth a list, correct and complete, of Contracts to which MeriStar or any MeriStar Subsidiary is a party or by which any of them or their assets or properties is or may be bound or affected under which consents or waivers are or may be required prior to consummation of or as a result of the transactions contemplated by this Agreement in order to avoid any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of any such Contract, or result in the creation of a Lien or other Encumbrance on any property or asset of MeriStar or any MeriStar Subsidiary, which default termination, amendment, acceleration, Lien or
Encumbrance could reasonably be expected to have a Material Adverse Effect on MeriStar.

                   Section 3.6 Required Filings and Consents. The execution and delivery of this Agreement by MeriStar do not, and the performance of this Agreement by MeriStar will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign national, federal, state, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal or arbitral body or self-regulated entity (each, a "Governmental Entity"), except (i) for applicable requirements of the Securities Exchange Act of 1934 (together with the rules and regulations promulgated thereunder, the "Exchange Act"), applicable requirements of the Securities Act of 1933 (together with the rules and regulations promulgated thereunder, the "Securities Act"), applicable requirements of state securities or "blue sky" laws ("Blue Sky Laws"), the rules and regulations of NYSE, applicable requirements of Takeover Statutes, applicable state environmental statutes, the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), (ii) for the filing of the Certificate of Merger as required by the DGCL and (iii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   Section 3.7 Permits; Compliance with Law. Except as set forth in Section 3.7 of the MeriStar Disclosure Letter, each of MeriStar and the MeriStar Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for MeriStar or any MeriStar Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (collectively, the "MeriStar Permits"), except where the failure to have any of the MeriStar Permits, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar, and, as of the date of this Agreement, no suspension or cancellation of any of MeriStar Permits is pending or, to the knowledge of MeriStar, threatened, except where the failure to have, or the suspension or cancellation of, any of MeriStar Permits, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar. Neither MeriStar nor any MeriStar Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to MeriStar or any MeriStar Subsidiary or by which any property or asset of MeriStar or any MeriStar Subsidiary is or may be bound or affected or (ii) any MeriStar Permits, except for any such conflicts, defaults or violations that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                    Section 3.8   SEC Filings; Financial Statements.

                   (a) MeriStar has filed all forms, reports, schedules, statements and other documents (including all exhibits, annexes, supplements and amendments to such documents) required to be filed by it under the Exchange Act and the Securities Act since September 1, 1998 through the date of this Agreement (collectively, as amended and supplemented to date, the "MeriStar SEC Reports") and MeriStar has made available to ASC each MeriStar SEC Report filed with the United States Securities and Exchange Commission (the "SEC"). The MeriStar SEC Reports, including any financial statements or schedules included or incorporated therein by reference, at the time they were filed, and all forms, reports, schedules, statements and other documents filed with the SEC after the date of this Agreement and prior to the Effective Time, at the time they will be filed, (i) complied or will comply, as the case may be, in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those MeriStar SEC Reports and
(ii) did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those MeriStar SEC Reports, in the light of the circumstances under which they were made, not misleading. No MeriStar Subsidiary is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the SEC or any national securities exchange or quotation service or comparable Governmental Entity.

                   (b) Each of the consolidated balance sheets included in or incorporated by reference into the MeriStar SEC Reports and in any form, report or document filed after the date of this Agreement and prior to the Effective Time (including in each case, the related notes and schedules) fairly presented or will present, as the case may be, in all material respects, the consolidated financial position of MeriStar as of the dates set forth in those consolidated balance sheets in accordance with GAAP (as defined below). Each of the consolidated statements of income and of cash flows included in or incorporated by reference into the MeriStar SEC Reports and in any form, report or document filed after the date of this Agreement and prior to the Effective Time (including in each case, any related notes and schedules) fairly presented or will present, as the case may be, in all material respects, the consolidated results of operations and cash flows, as the case may be, of MeriStar and the consolidated MeriStar Subsidiaries for the periods set forth in those consolidated statements of income and of cash flows (subject, in the case of unaudited quarterly statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in conformity with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) consistently applied throughout the periods indicated. All of such balance sheets and statements complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

                   (c) Except as and to the extent set forth on the consolidated balance sheet of MeriStar and the consolidated MeriStar Subsidiaries as of June 30, 2000 including the related notes, neither MeriStar nor any MeriStar Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in the related notes prepared in accordance with GAAP, except for liabilities or obligations incurred in the ordinary course of business since June 30, 2000 that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                    Section 3.9   Absence of Certain Changes or Events.

                   (a) Except as (i) set forth in Section 3.9(a) of the MeriStar Disclosure Letter, (ii) disclosed in the MeriStar SEC Reports filed with the SEC since December 31, 1999 and which have been filed and are publicly available prior to the date of this Agreement ("MeriStar Filed SEC Reports") or (iii) permitted by Section 5.1, since December 31, 1999, (A) MeriStar and the MeriStar Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, (B) there has not been any Material Adverse Effect on MeriStar and (C) there has not been:

                  (i) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by it or any MeriStar Subsidiaries, whether or not covered by insurance, which damage, destruction or loss, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on MeriStar;

                  (ii) any material change by MeriStar in its or any MeriStar Subsidiary's accounting methods, principles or practices except as a result of changes in GAAP;

                  (iii) any declaration, setting aside or payment of any dividend or distribution in respect of MeriStar Common Stock or any redemption, purchase or other acquisition of any of MeriStar's securities;

                  (iv) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of MeriStar or any MeriStar Subsidiary except in the ordinary course of business consistent with past practice or except as required by applicable Law;

                  (v) (A) any incurrence or assumption by MeriStar or any MeriStar Subsidiary of any indebtedness for borrowed money or (B) any guarantee, endorsement or other incurrence or assumption of material liability (whether directly, contingently or otherwise) by MeriStar or any MeriStar Subsidiary for the obligations of any other person (other than any wholly-owned MeriStar Subsidiary), other than in the ordinary course of business consistent with past practice and individually not in excess of $250,000;

                  (vi) any creation or assumption by MeriStar or any MeriStar Subsidiary of any Lien on any material asset of MeriStar or any MeriStar Subsidiary, other than in the ordinary course of business, consistent with past practice;

                  (vii) any making of any loan, advance or capital contribution to or investment in any person by MeriStar or any MeriStar Subsidiary (other than to MeriStar or any MeriStar Subsidiary), other than in the ordinary course of business, consistent with past practice and individually not in excess of $250,000; or

                  (viii)(A) any contract or agreement entered into by MeriStar or any MeriStar Subsidiary relating to any material acquisition or disposition of any assets or business or (B) any modification, amendment, assignment or termination of or relinquishment by MeriStar or any MeriStar Subsidiary of any rights under any Contract (including any insurance policy naming it as a beneficiary or a loss payable payee) that has resulted or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on MeriStar other than transactions, commitments, contracts or agreements in the ordinary course of business consistent with past practice or those contemplated by this Agreement.

                    Section 3.10  Employee Benefit Plans; Labor Matters.

                   (a) Each employee benefit plan, program and arrangement, and each employment, termination, severance or other contract or agreement, to which MeriStar or any of the MeriStar Subsidiaries is a party with respect to which MeriStar or any of the MeriStar Subsidiaries has any obligation or which are maintained, contributed to or sponsored by MeriStar or any of the MeriStar Subsidiaries for the benefit of any current or former employee, officer or director of MeriStar or any of the MeriStar Subsidiaries under which plan, program, arrangement, contract or agreement total payments of more than $100,000 may be required to be made by MeriStar or a MeriStar Subsidiary (collectively, the "MeriStar Benefit Plans") are listed on Section 3.10(a) of the MeriStar Disclosure Letter. Except for those matters listed on Section 3.10(a) of the MeriStar Disclosure Letter and such matters as, individually or in the aggregate, have not and could not reasonably be expected to result in a Material Adverse Effect on MeriStar:

                  (i) to the knowledge of MeriStar, each MeriStar Benefit Plan and any related trust intended to be qualified under Sections 401(a) and 501(a) of the Code has received a favorable determination letter from the IRS that it is so qualified, and to the knowledge of MeriStar, nothing has occurred since the date of such letter that could materially adversely affect the qualified status of such MeriStar Benefit Plan or related trust;

                  (ii) to the knowledge of MeriStar, each MeriStar Benefit Plan has been operated in accordance with the terms and requirements of applicable Law, and all required returns and filings for each MeriStar Benefit Plan have been timely made;

                  (iii) to the knowledge of MeriStar, neither MeriStar nor any of the MeriStar Subsidiaries has incurred any direct or indirect liability under, arising out of or by operation of Title I or Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or comparable provisions of the Code in connection with any MeriStar Benefit Plan or other retirement plan or arrangement, and to the knowledge of MeriStar, no fact or event exists that could reasonably be expected to give rise to any such liability;

                  (iv) to the knowledge of MeriStar, all contributions due and payable on or before the date hereof in respect of each MeriStar Benefit Plan have been made in full and in proper form;

                  (v) to the knowledge of MeriStar, neither MeriStar nor any of the MeriStar Subsidiaries has ever sponsored or been obligated to contribute to any "multiemployer plan" (as defined in Section 3(37) of ERISA), "multiple employer plan" (as defined in Section 413 of the Code) or "defined benefit plan" (as defined in Section 3(35) of ERISA);

                  (vi) except as otherwise required under ERISA, the Code and applicable Law, to the knowledge of MeriStar, no MeriStar Benefit Plan currently or previously maintained by MeriStar or any of the MeriStar Subsidiaries provides any post-retirement health or life insurance benefits in the future;

                  (vii)  to  the  knowledge  of  MeriStar,   all  reporting  and
         disclosure obligations imposed under ERISA and the Code have been satisfied with respect to each MeriStar Benefit Plan; and

                  (viii) to the knowledge of MeriStar, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in the payment of separation, severance, termination, "golden parachute" or similar-type benefits to any person, (B) materially increase any benefits otherwise payable under any MeriStar Benefit Plan or otherwise, (C) result in any acceleration of the time of payment or vesting of any material benefits, (D) trigger a requirement for funding or the acceleration of funding of any material benefits or (E) commence a period during which a subsequent termination of employment by an employee of MeriStar or any MeriStar Subsidiary will entitle such employee to benefits in excess of what would otherwise have been required in the absence of the transactions contemplated hereby. No benefit or amount payable or that may become payable by MeriStar or any of the MeriStar Subsidiaries as a result of any transaction contemplated by this Agreement will constitute an "excess parachute payment," within the meaning of Section 280G of the Code, which is or may be subject to the imposition of any excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code.

                   (b)To the knowledge of MeriStar, each MeriStar Benefit Plan is in writing, and MeriStar has made available to ASC a complete and accurate copy of each MeriStar Benefit Plan and a complete and accurate copy of each material document prepared in connection with each such Plan, including without limitation, a copy of (i) each trust or other funding arrangement, (ii) each summary plan description and summary of material modification, (iii) the most recently filed IRS Form 5500, (iv) the most recently received IRS determination letter for each such Plan, and (v) the most recently prepared actuarial report and financial statement in connection with each such Plan.

                   (c) Except as set forth in Section 3.10(c) of the MeriStar Disclosure Letter, to the knowledge of MeriStar, neither MeriStar nor any of the MeriStar Subsidiaries is a party to, or is bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or other labor union organization. MeriStar has made available true, correct and complete copies of all such agreements to ASC. Except as set forth in Section

3.10(c) of the MeriStar Disclosure Letter and except as individually or in the aggregate, has not resulted and would not reasonably be expected to result, in a Material Adverse Effect on MeriStar, (A) currently there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could affect MeriStar or any MeriStar Subsidiary; (B) there are no controversies, strikes, slowdowns or work stoppages pending or, to the best knowledge of MeriStar, after due inquiry, threatened between MeriStar or any of the MeriStar Subsidiaries and any of their respective employees, and neither MeriStar nor any of the MeriStar Subsidiaries has experienced any such controversy, strike, slowdown or work stoppage within the past three years; (C) neither MeriStar or any of the MeriStar Subsidiaries has breached or otherwise failed to comply with the provisions of any collective bargaining or union contract and there are no grievances outstanding against MeriStar or any MeriStar Subsidiary under any such agreement or contract; and
(D) there are no unfair labor practice complaints pending against MeriStar or any of the MeriStar Subsidiaries before the National Labor Relations Board or any other Governmental Entity or any current union representation questions involving employees of MeriStar or any of the MeriStar Subsidiaries.

                    Section 3.11 Tax Matters. Neither MeriStar nor, to the knowledge of MeriStar, any of its affiliates has taken or agreed to take any action, nor is MeriStar aware of any agreement, plan or other circumstance, that would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

                    Section 3.12 Contracts; Debt Instruments. Except for the Contracts set forth in Section 3.12 of the MeriStar Disclosure Letter, true, correct and complete copies of which have been made available to ASC, there is no Contract that is material to the business, financial condition or results of operations of MeriStar and the MeriStar Subsidiaries taken as a whole. Each of the Contracts to which MeriStar or a MeriStar Subsidiary is a party or by which it or any of its properties or assets is or may be bound or affected, constitutes a valid and legally binding obligation of MeriStar or such MeriStar Subsidiary and of the other parties thereto, enforceable in accordance with its terms, and is in full force and effect, except to the extent the failure to be so valid, binding or enforceable, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect on MeriStar. Neither MeriStar nor any MeriStar Subsidiary, nor to MeriStar's knowledge, any other person, is in violation of or in default under (nor does there exist any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which MeriStar or any MeriStar Subsidiary is a party or by which it or any of its properties or assets is or may be bound or affected, except for violations or defaults that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar. Set forth in
Section 3.12 of the MeriStar Disclosure Letter is a description of any material changes to the amount and terms of the indebtedness of MeriStar and the consolidated MeriStar Subsidiaries as described in the notes to the financial statements set forth in MeriStar's quarterly report on Form 10-Q for the quarter ended September 30, 2000.

                    Section  3.13  Litigation.  Except as set forth in Section
3.13 of the MeriStar Disclosure Letter, and except as disclosed in MeriStar Filed SEC Reports, there is no suit, claim, action, proceeding or investigation (collectively, "Claims") that is uninsured pending or, to the knowledge of MeriStar, threatened against MeriStar or any MeriStar Subsidiary before any Governmental Entity that, if adversely determined, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on MeriStar. Neither MeriStar nor any MeriStar Subsidiary is subject to any outstanding order, writ, injunction or decree which, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on MeriStar.

                    Section 3.14 Environmental Matters. Except as has not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar and as set forth in Section 3.14 of the MeriStar Disclosure Letter or as disclosed in MeriStar Filed SEC Reports:

                   (a) MeriStar and the MeriStar Subsidiaries (i) are in compliance with all applicable Laws relating to pollution, protection of the environment or health and safety (collectively, "Environmental Laws"), (ii) hold all necessary permits, approvals, identification numbers and licenses
("Environmental Permits") under those Environmental Laws and (iii) are in compliance with their respective Environmental Permits;

                   (b) neither MeriStar nor any MeriStar Subsidiary has received any requests for information, or been notified that it is a potentially responsible party, under CERCLA, or any similar Law of any state, locality or any other jurisdiction;

                   (c) neither MeriStar nor any MeriStar Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of hazardous materials and, to the knowledge of MeriStar, no investigation, litigation or other proceeding is pending or threatened with respect thereto, and no condition exists on any property currently or formerly owned or operated by MeriStar that is reasonably likely to lead to such investigation, litigation or proceeding;

                   (d) none of the real property currently or formerly owned or leased by MeriStar or any MeriStar Subsidiary is listed or, to the knowledge of MeriStar, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup; and

                   (e) ASC has been provided access to all material reports in MeriStar's possession or control assessing the environmental condition of MeriStar's current and former owned properties, which reports are listed in
Section 3.14(e) of the MeriStar Disclosure Letter.

                    Section 3.15  Intellectual Property.

                            (a)     Disclosure.

                  (i) Section 3.15(a)(i) of the MeriStar Disclosure Letter sets forth all United States and foreign: (i) patents and patent applications, (ii) trademarks, trade names, brand names and corporate names, and all service marks, registrations and applications thereof,
         (iii) Internet domain name registrations and applications and (iv) copyright registrations and applications owned or licensed by MeriStar or the MeriStar Subsidiaries, in each case described in clauses (i) through (iv), that are material to the business and operations of MeriStar or the MeriStar Subsidiaries as presently conducted, specifying as to each item, as applicable: (A) the nature of the item, including the title; (B) the owner of the item; (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed; and (D) the issuance, registration or application numbers and dates.

                  (ii) Section  3.15(a)(ii)  of the MeriStar  Disclosure  Letter
         sets forth all material licenses, sublicenses, and other agreements or permissions ("IP Licenses") under which any of MeriStar or the MeriStar Subsidiaries is a licensor or licensee or otherwise is authorized to use or practice any Intellectual Property except for hotel franchise agreements pursuant to which MeriStar, as hotel manager or as lessee, is granted the right to use the intellectual property of the franchisor. For purposes of this Agreement, "Intellectual Property" means all of the following as they exist in all jurisdictions throughout the world, in each case, to the extent owned by, licensed to, or otherwise used by MeriStar or the MeriStar Subsidiaries or ASC or the ASC Subsidiaries, as applicable: (A) patents, patent applications, and other patent rights (including any divisions, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted); (B) trademarks, service marks, trade dress, trade names, brand names, Internet domain names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof; (C) copyrights, including all renewals and extensions, copyright registrations and applications for registration, and non-registered copyrights; (D) trade secrets, concepts, ideas, designs, research, processes, procedures, techniques, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, mask work, or trade secret protection)
         (collectively, "Technology"); and (E) computer software programs, including all source code, object code, and documentation related thereto (the "Software").

                  (iii) Section 3.15(a)(iii) of the MeriStar Disclosure Letter sets forth and describes the status of any material agreements involving Intellectual Property currently in negotiation or proposed ("Proposed Intellectual Property Agreements") by MeriStar or the MeriStar Subsidiaries.

                   (b) Ownership. Except as set forth in Section 3.15(b) of the MeriStar Disclosure Letter, MeriStar or the MeriStar Subsidiaries own, free and clear of all Liens, and have the unrestricted right to use, sell, or license, all Intellectual Property, except where the failure to so own or have such right, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   (c) Claims. Except as set forth in Section 3.15(c) of the MeriStar Disclosure Letter, neither MeriStar nor any of the MeriStar
Subsidiaries has been, during the three years preceding the date of this Agreement, a party to any Claim, nor, to the knowledge of MeriStar, is any Claim threatened, that challenges the validity, enforceability, ownership, or right to use, sell, or license any Intellectual Property, except for Claims that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar. To the knowledge of MeriStar, no third party is infringing upon any Intellectual Property, except for infringements that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   (d) Administration and Enforcement. MeriStar and the MeriStar Subsidiaries have taken all necessary and desirable actions to maintain and protect each item of Intellectual Property owned by MeriStar, except for failures to take such actions that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   (e) Protection of Trade Secrets and Technology. MeriStar and the MeriStar Subsidiaries have taken all reasonable precautions to protect the secrecy, confidentiality, and value of its trade secrets and the proprietary nature and value of the Technology, except for failures to take such precautions that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   (f) Effect of Transaction. Neither MeriStar nor any of the MeriStar Subsidiaries is, nor, as a result of the execution and delivery of this Agreement or its performance of its obligations hereunder, will be, in violation of any agreement relating to any Intellectual Property, except for violation that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on MeriStar. After the completion of the transactions contemplated by this Agreement, MeriStar and the MeriStar Subsidiaries will continue to own all right, title, and interest in and to or have a license to use all Intellectual Property on identical terms and conditions as MeriStar and the MeriStar Subsidiaries enjoyed immediately prior to such transactions, except for failures to own or have available for use that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                   Section 3.16 Taxes. Except as set forth in Section 3.16 of the MeriStar Disclosure Letter and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on MeriStar:

                   (a) MeriStar and each MeriStar Subsidiary has timely filed in accordance with applicable law all returns, declarations, reports, forms, estimates, information returns and statements ("Tax Returns") required to be filed in respect of any Taxes (as defined below) or to be supplied to a taxing authority in connection with any Taxes, and has paid or caused to be paid all Taxes required to be paid. All Tax Returns filed by MeriStar or any MeriStar Subsidiary with respect to Taxes were prepared in compliance with all applicable laws and regulations and were true, complete, and correct in all respects as of the date on which they were filed or as subsequently amended to the date hereof. Complete copies of federal, state, local, and foreign Tax Returns of MeriStar and each MeriStar Subsidiary for each of the years ended 1999 and 1998 have heretofore been delivered or made available to ASC. Prior to the date hereof, MeriStar has provided to ASC copies of all revenue agents' reports and other written assertions of deficiencies or other liabilities for Taxes of MeriStar and each MeriStar Subsidiary with respect to past periods for which the applicable statute of limitations has not expired. As used in this Agreement, "Taxes" shall mean all taxes of any kind, charges, fees, customs, duties, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, ad valorem, value added, transfer, gains, franchise, profits, inventory, net worth, capital stock, asset, sales, use, license, estimated withholding, payroll, transaction, capital, employment, social security, workers compensation, unemployment, excise, any interest and any penalties, additions to tax or additional amounts, imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

                   (b) MeriStar and each MeriStar Subsidiary has timely paid all Taxes for which a notice of, or assessment or demand for, payment has been received or which are otherwise due and payable with respect to MeriStar or any MeriStar Subsidiary, its operations and assets (in each case, whether or not shown on any Tax Return), except for Taxes that are being contested in good faith by appropriate proceedings (all of which are disclosed on Section 3.16(b) of the MeriStar Disclosure Letter) and for payment of which Taxes adequate reserves will have been set up as of the Closing Date.

                   (c) MeriStar and each of the MeriStar Subsidiaries has complied with all applicable law, rules, and regulations relating to the withholding of Taxes and has timely collected or withheld and paid over to the proper governmental authorities all amounts required to be so collected or withheld and paid over for all prior periods under all applicable laws.

                   (d) There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitations for the assessment or collection of Taxes with respect to any Tax Return that relates to MeriStar or any MeriStar Subsidiary, which waivers or extensions currently are in effect, and no request for any such waiver or extension is currently pending.

                   (e) There are no Tax rulings, request for rulings, or closing agreements relating to MeriStar or any MeriStar Subsidiary which could affect its liability for Taxes for any period after the Closing Date.

                   (f) No action, suit, proceeding, investigation, audit, claim, or assessment is presently pending or to the knowledge of MeriStar, proposed with regard to any Taxes that relate to MeriStar or any MeriStar Subsidiary for which MeriStar or any MeriStar Subsidiary would or could be liable. There are no requests from any taxing authority for information or with respect to Taxes of MeriStar or the MeriStar Subsidiaries. Neither MeriStar nor the MeriStar Subsidiaries has any knowledge or any fact or condition that, if known to any taxing authority having jurisdiction, would likely result in the issuance of a notice of proposed deficiency or similar notice of intention to assess Taxes against MeriStar or the MeriStar Subsidiaries, and no issue has arisen in any examination of MeriStar or the MeriStar Subsidiaries by any taxing authority that if raised with respect to any other period not so examined would result in a material deficiency for any other period not so examined, if upheld.

                   (g) Neither MeriStar nor any of the MeriStar Subsidiaries (i) has agreed to or is required to make any adjustment pursuant to Section 481 of the Code (or any predecessor or similar provision of other laws or regulations) by reason of a change in accounting method or otherwise; (ii) has knowledge that any taxing authority has proposed any such adjustment or change which proposal is currently pending; or (iii) has an application pending with any taxing authority requesting permission for any change in accounting methods that relates to its business and operations.

                   (h) Neither MeriStar nor any MeriStar Subsidiary (i) is a party to, is bound by, or has any obligation under, any Tax sharing agreement or similar contract, (ii) has any current or potential contractual obligation to indemnify any other person with respect to Taxes, or (iii) has any obligation to make distributions in respect of Taxes.

                   (i) No Taxes are delinquent or constitute a lien against MeriStar or any MeriStar Subsidiary, except with respect to Taxes being contested in good faith by appropriate proceedings (all of which are disclosed on Section 3.16(i) of the MeriStar Disclosure Letter) and for payment of which Taxes adequate reserves have been established.

                   (j) There is no contract, agreement, plan, or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by ASC or MeriStar by reason of Section 280G of the Code.

                   (k) The unused "net operating losses" (as defined in Section 172 of the Code) of MeriStar and each MeriStar Subsidiary (the years which all such net operating losses arose and will expire being set forth on Section 3.16(k) of the MeriStar Disclosure Letter) are not subject to any limitations under Sections 382 or 384 of the Code, except for those limitations which are set forth in Section 3.16(k) of the MeriStar Disclosure Letter.

                   (l) No property of MeriStar or any MeriStar Subsidiary is "tax-exempt use property" within the meaning of Section 168 of the Code.

                   Section 3.17 Non-Competition Agreements. Except as set forth in Section 3.17 of the MeriStar Disclosure Letter, neither MeriStar nor any MeriStar Subsidiary is a party to any Contract which purports to restrict or prohibit in any material respect MeriStar and the MeriStar Subsidiaries collectively from, directly or indirectly, engaging in any business currently engaged in by MeriStar, any MeriStar Subsidiary or any other persons affiliated with MeriStar. None of MeriStar's officers, directors or key employees is a party to any agreement which, by virtue of such person's relationship with MeriStar, restricts in any material respect MeriStar or any MeriStar Subsidiary or affiliate of either of them from, directly or indirectly, engaging in any of the businesses described above. For purposes of this Section 3.17, the term "material" shall mean any prohibition that is material to the business and operations of MeriStar and the MeriStar Subsidiaries taken as a whole.

                    Section 3.18 Agreements with Regulatory Agencies. Except as set forth in Section 3.18 of the MeriStar Disclosure Letter, neither MeriStar nor any MeriStar Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of (each, whether or not listed in Section 3.18 of the MeriStar Disclosure Letter, a "MeriStar Regulatory Agreement"), any Governmental Entity that restricts the conduct of its business, except for any MeriStar Regulatory Agreements that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on MeriStar or could reasonably be expected, following consummation of the Merger, to impair ASC's ability to conduct the business of the Surviving Corporation, ASC or any ASC Subsidiary, as presently conducted. Neither MeriStar nor any MeriStar Subsidiary has been advised by any Governmental Entity that such Governmental Entity is considering issuing or requesting any MeriStar Regulatory Agreement, except for any such proposed MeriStar Regulatory Agreements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

                    Section 3.19 Rights Agreement. A copy of the MeriStar Rights Agreement, including all amendments and exhibits, has been provided to ASC in writing and is a complete and correct copy of that document. Under the MeriStar Rights Agreement, none of the execution of this Agreement, the execution of the ASC Voting/Recapitalization Agreement, the execution of the
MeriStar Voting Agreement, or the consummation of the Merger and the transactions contemplated by the ASC Voting/Recapitalization Agreement will (i) cause MeriStar Shareholder Rights to become exercisable, (ii) cause ASC or Merger Sub to become an "Acquiring Person" (as that term is defined in the MeriStar Rights Agreement) or (iii) give rise to a "Rights Distribution Date" (as that term is defined in the MeriStar Rights Agreement).

                    Section 3.20 Opinion of Financial Advisor. Salomon Smith Barney Inc. (the "MeriStar Financial Advisor") has delivered to the Board of Directors of MeriStar its oral opinion (which opinion will be confirmed in writing) to the effect that, as of the date of this Agreement, the Exchange Ratio is fair, from a financial point of view, to the holders of MeriStar Common Stock. MeriStar will, promptly after receipt of such written opinion, deliver a signed copy of that written opinion to ASC for informational purposes only.

                    Section 3.21 Brokers. No broker, finder or investment banker other than the MeriStar Financial Advisor is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of MeriStar or any of the MeriStar Subsidiaries or their affiliates. Prior to the date of this Agreement, MeriStar has made available to ASC a complete and correct copy of all agreements between MeriStar or any of the MeriStar Subsidiaries or their affiliates and the MeriStar Financial Advisor under which the MeriStar Financial Advisor would be entitled to any payment relating to the Merger or such other transactions.

                    Section 3.22 Certain Statutes. The Board of Directors of MeriStar or any MeriStar Subsidiary has taken or will take all appropriate and necessary actions to ensure that the restrictions on business combinations in
Section 203 of the DGCL will not have any effect on the Merger or the other transactions contemplated by this Agreement. No "fair price," "moratorium,"
"control share acquisition" or other similar state or federal anti-takeover statute or regulation (each a "Takeover Statute") is, as of the date of this Agreement, applicable to the Merger or such other transactions.

                    Section 3.23 Information. None of the information to be supplied by MeriStar or any MeriStar Subsidiary for inclusion or incorporation by reference in the Proxy Statement or the Registration Statement will, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading in light of the circumstances under which they were made, or, in the case of the Proxy Statement or any amendments of or supplements to the Proxy Statement, at the time of the mailing of the Proxy Statement and any amendments of or supplements to the Proxy Statement and at the time of the MeriStar Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they are made, not misleading. The Proxy Statement (except for those portions of the Proxy Statement that relate only to ASC or the ASC Subsidiaries or affiliates of ASC) will comply as to form in all material respects with the provisions of the Exchange Act.

                    Section 3.24 Vote Required. The Requisite MeriStar Vote is the only vote of the holders of any class or series of MeriStar's capital stock necessary (under the rules and regulations of the MeriStar Charter Documents, the DGCL, the rules and regulations of the NYSE, other applicable Law or otherwise) to approve this Agreement, the Merger or the other transactions contemplated by this Agreement.

                    Section 3.25  Properties.

                   (a) Section 3.25(a)(i) of the MeriStar Disclosure Letter sets forth a complete and accurate list and the address or description of all material real property owned or leased by MeriStar or any MeriStar Subsidiary, other than leases with a duration of less than one year entered into in the ordinary course of business by BridgeStreet Accommodations, Inc. (collectively, and including all buildings, structures and other improvements and fixtures located on or under such land and all easements, rights and other appurtenances to such land, the "MeriStar Properties"). (1) For those MeriStar Properties to which MeriStar or a MeriStar Subsidiary owns fee simple title, such owner owns good, marketable and insurable fee simple title to such MeriStar Property, and
(2) for those MeriStar Properties leased by MeriStar or a MeriStar Subsidiary, such lessee holds valid leasehold title to such MeriStar Property, which title is, in each case described in clauses (1) and (2) of this sentence, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title (collectively, "Encumbrances"), except for such mortgages set forth on Section 3.25(a)(ii) of the MeriStar Disclosure Letter and such Encumbrances as individually, or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on MeriStar. Following the effective time of the MeriStar-REIT Agreement Amendments, (i) the "MeriStar Properties" shall not include those properties that, because of the MeriStar-REIT Agreement Amendments, are no longer leased but are instead managed by MeriStar and (ii) the "MeriStar Leases" (as defined below) shall no longer include MeriStar's leases of such properties.

                   (b) Except as set forth in Section 3.25(b) of the MeriStar Disclosure Letter, and except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on MeriStar or to materially and adversely affect the use or occupancy (or, if applicable, any proposed developments) of the MeriStar Properties in a manner which would reasonably be expected to have a Material Adverse Effect on MeriStar, MeriStar has no knowledge that any currently required certificate, permit or license (including building permits and certificates of occupancy) from any Governmental Entity having jurisdiction over any MeriStar Property (to the extent MeriStar has responsibility for such certificate, permit or license under the applicable MeriStar Lease) has not been obtained or is not in full force and effect or is subject to any pending modification or cancellation.

                   (c) Section 3.25(c) of the MeriStar Disclosure Letter sets forth a complete and accurate list of all definitive agreements made or entered into by MeriStar or any of its Subsidiaries as of the date hereof, (x) to sell, mortgage, pledge or hypothecate the interest of MeriStar or such MeriStar Subsidiary in any MeriStar Property, which, individually or in the aggregate, are material, or to otherwise enter into a material transaction in respect of the ownership or financing of the interest of MeriStar or such MeriStar Subsidiary in any MeriStar Property and (y) to purchase real property to which MeriStar or any Subsidiary is a party.

                   (d) Except as set forth in Section 3.25(d) of the MeriStar Disclosure Letter, none of MeriStar's fee or leasehold interests in any of the MeriStar Properties is subject to any outstanding purchase options, rights of first refusal, rights of first offer or similar rights, other than such rights which would not reasonably be expected to have a Material Adverse Effect on MeriStar, nor has MeriStar or any of its Subsidiaries entered into any outstanding contracts with others for the sale, mortgage, pledge, hypothecation, assignment, sublease or lease of any material portion of the MeriStar Property or MeriStar's interest therein or other transfer of all or any part of any MeriStar Property or MeriStar's interest therein, except for (i) leases or subleases entered into in the ordinary course of business for long-term stay rental units, newsstands, gift shops, restaurants and other establishments customarily located in hotel properties, (ii) leases and subleases of rooftops and other portions of the MeriStar Properties for telecommunications purposes and (iii) other leases, subleases and similar agreements the existence of which would not, individually or in the aggregate, be expected to have a Material Adverse Effect on MeriStar (collectively, "MeriStar Ordinary Course Leases").

                   (e) The leases underlying the leased MeriStar Properties referenced in Section 3.25(a)(i) of the MeriStar Disclosure Letter (collectively, the "MeriStar Leases") are accurately set forth in Section 3.25(e) of the MeriStar Disclosure Letter. Each of the MeriStar Leases is valid, binding and in full force and effect as against MeriStar or its Subsidiaries and, to MeriStar's knowledge, as against the other party thereto, except to the extent the failure to be binding and in full force and effect would not reasonably be expected to have a Material Adverse Effect on MeriStar. There does not exist under any of the MeriStar Leases any default or event of default, and, to MeriStar's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such a default or event of default, except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect on MeriStar.

                   (f) Section 3.25(f) to the MeriStar Disclosure Letter sets forth a list of the hotel franchise agreements (the "MeriStar Franchise Agreements") under which MeriStar is a franchisee. Each of the MeriStar Franchise Agreements is valid, binding and in full force and effect (except to the extent the failure to be binding and in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on MeriStar). There are no defaults under the MeriStar Franchise Agreements by MeriStar or, to the knowledge of MeriStar, by any other party thereto, nor have any events occurred which with the giving notice or the passage of time or both would constitute such a default or event of default thereunder, except as would not, individually or in the aggregate, have a Material Adverse Effect on MeriStar.

                   (g) Section 3.25(g) of the MeriStar Disclosure Letter sets forth all material leases, subleases, licenses, time-share and other agreements, other than MeriStar Ordinary Course Leases (collectively, the "MeriStar Space Leases"), granting to any person or entity other than MeriStar any right to the possession, use, occupancy or enjoyment of the MeriStar Properties or any portion thereof. Each MeriStar Space Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by the tenant or occupant thereunder (a "MeriStar Space Tenant") are current, no notice of default or termination under any MeriStar Space Lease is outstanding, no termination event or condition or uncured default on the part of MeriStar or, to the knowledge of MeriStar, the MeriStar Space Tenant, exists under any MeriStar Space Lease, and no event has occurred and no condition exists that, with the giving of notice or the lapse of time, or both, would constitute such a default or termination event or condition, except where such default, termination, termination event, condition or failure to be valid, binding and in full force and effect, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on MeriStar.

                   (h) MeriStar or the MeriStar Subsidiaries owns or own, as the case may be, good and valid title to all of its material tangible property and assets (other than the MeriStar Properties) used in, held for use in or which are necessary for the conduct of the business of MeriStar as currently conducted, except where the failure to hold good and valid title to such property and assets, individually or in the aggregate, has not had, and could not reasonably be expected to have a Material Adverse Effect on MeriStar.

                   (i) MeriStar has not received notice of and, to the knowledge of MeriStar, there is no pending, threatened or contemplated condemnation proceeding affecting the MeriStar Property or any part thereof, nor any sale or other disposition of the MeriStar Property or any part thereof in lieu of condemnation. No portion of the MeriStar Property has suffered any material damage by fire or other casualty that has not heretofore been completely repaired and restored, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on MeriStar.

                   (j)    MeriStar   has   made   available   to   ASC   or  its
representatives copies of the MeriStar Leases and the MeriStar Space Leases that are true, correct and complete in all material respects.

                   (k) Neither MeriStar nor any of the MeriStar Subsidiaries is engaged in any real estate development projects except as set forth in Section 3.25(k) of the MeriStar Disclosure Letter.

                   (l) For purposes of the representations and warranties of MeriStar relating to the MeriStar Properties, a "Material Adverse Effect on MeriStar" shall not include any effect on MeriStar arising from the entering into and performance in accordance with the terms of the MeriStar-REIT Agreement Amendments and associated agreements, provided that the MeriStar-REIT Agreement Amendments and associated agreements are in compliance with the requirements set forth in Section 5.10(f) of the MeriStar Disclosure Letter; and provided further that any effect on MeriStar resulting from the failure of the MeriStar-REIT Amendments to be performed in accordance with the terms thereof may be considered in determining whether there has been a Material Adverse Effect on MeriStar. Following the effective time of the MeriStar-REIT Agreement Amendments, each management or other similar contract resulting from the MeriStar-REIT Agreement Amendments with respect to each of the properties subject to the MeriStar-REIT Agreement Amendments shall be deemed to be set forth in Section 3.12 of the MeriStar Disclosure Letter.

                   Section   3.26  No  Payments  to  Employees,   Officers  or
Directors. Except as set forth in Section 3.26 of the MeriStar Disclosure Letter, there are no cash or non-cash payments that will become payable to any employee, officer or director of MeriStar or any MeriStar Subsidiary as a result of the Merger or the transactions contemplated by this Agreement. Except as otherwise provided for in this Agreement or as set forth in Section 3.26 of the MeriStar Disclosure Letter, there is no employment or severance contract or other agreement requiring payments, cancellation of indebtedness or other obligation to be made upon a change of control of MeriStar or any MeriStar
Subsidiary or otherwise as a result of the consummation of any of the transactions contemplated by this Agreement, with respect to any employee, officer or director of MeriStar or any MeriStar Subsidiary.

                    Section 3.27 Potential Conflicts of Interest. Except as set forth in Section 3.27 of the MeriStar Disclosure Letter or in the MeriStar SEC Reports, to the knowledge of the MeriStar, no officer, director or affiliate of MeriStar or any MeriStar Subsidiary, and no relative or spouse of any such officer, director or affiliate: (a) owns, directly or indirectly, any interest in (excepting less than 1% stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, MeriStar or any of the MeriStar Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any material tangible or intangible property that MeriStar or any of the MeriStar Subsidiaries uses in the ordinary conduct of its business; or (c) has any cause of action or other claim whatsoever against, or owes any amount to, MeriStar or any of the MeriStar Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under MeriStar Benefit Plans, and similar matters and agreements arising in the ordinary course of business.

                    Section 3.28 Registration  Rights.  Except as set forth in
Section 3.28 of the MeriStar Disclosure Letter, no person has any right to require the registration of any shares of MeriStar Common Stock or any other securities of MeriStar or any MeriStar Subsidiary.

                    Section 3.29 Investment Company Act of 1940. Neither MeriStar nor any of the MeriStar Subsidiaries is, or at the Effective Time will be, required to be registered under the Investment Company Act of 1940 (the "1940 Act").

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                              OF ASC AND MERGER SUB

                    Each of ASC and Merger Sub represents and warrants to MeriStar that:

                   Section 4.1 Organization and Qualification; Subsidiaries.

                   (a) Each of ASC, Merger Sub, and each other subsidiary of ASC (collectively, the "ASC Subsidiaries") (i) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, (ii) has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted and
(iii) is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to have such governmental approvals or to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (b) Section 4.1(b)(i) of the disclosure letter prepared by ASC, dated the date hereof and delivered by ASC to MeriStar (the "ASC Disclosure Letter") sets forth a complete and accurate list of each ASC Subsidiary, together with its jurisdiction of incorporation or organization. Except as set forth in Section 4.1(b)(ii) of the ASC Disclosure Letter, neither ASC nor any ASC Subsidiary holds any interest in any person other than the ASC Subsidiaries.

                   (c) Section 4.1(c) of the ASC Disclosure Letter lists each ASC Subsidiary that is a "Restricted Subsidiary," as such term is defined in the Indenture, dated as of June 28, 1996 (as amended and supplemented through the date hereof, the "ASC Notes Indenture"), relating to ASC's 12% Senior Subordinated Notes due 2006 (the "ASC Notes").

                   (d) Section 4.1(d) of the ASC Disclosure Letter lists each ASC Subsidiary that is an "Unrestricted Subsidiary," as such term is defined in the ASC Notes Indenture.

                   (e) Section 4.1(e) of the ASC Disclosure Letter lists each ASC Subsidiary that is a "Real Estate Subsidiary," as such term is defined in the ASC Notes Indenture.

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
                   (f) Section 4.1(f) of the ASC Disclosure Letter lists the items of "Indebtedness" (as such term is defined in the ASC Notes Indenture) that have an outstanding principal balance in excess of $100,000, of each ASC Subsidiary listed on Section 4.1(b)(i) of the ASC Disclosure Letter that qualifies as "Non-Recourse Real Estate Debt" (as such term is defined in Section
1.01 of the ASC Notes Indenture).

                   (g) Section 4.1(g) of the ASC Disclosure Letter lists each ASC Subsidiary that is a "Restricted Subsidiary," as such term is defined in the Amended and Restated and Consolidated Credit Agreement, dated as of October 12, 1999 and amended on March 6, 2000, among ASC, other borrowers named therein, Fleet National Bank and the lenders named therein (the "ASC Senior Credit Facility").

                   (h) Section 4.1(h) of the ASC Disclosure Letter lists each ASC Subsidiary that is an "Unrestricted Subsidiary" (as such term is defined in the ASC Senior Credit Facility).

                   (i) Section 4.1(f) of the ASC Disclosure Letter lists all material "Indebtedness" (as such term is defined in the ASC Notes Indenture) which is non-recourse to any "Restricted Subsidiary" (as such term is defined in the ASC Notes Indenture).

                    Section 4.2 Certificate of Incorporation and Bylaws. The copies of ASC's certificate of incorporation and bylaws, each as amended through the date of this Agreement that are exhibits to ASC's annual report on Form 10-K dated for the year ended July 30, 2000 are complete and correct copies of those documents. Such certificate of incorporation and bylaws and all comparable organizational documents of the ASC Subsidiaries are in full force and effect.
ASC is not in violation of any of the provisions of such certificate of incorporation or bylaws.

                    Section 4.3    Capitalization.

                   (a) As of the date hereof and immediately prior to the completion of the transactions contemplated by Sections 6.3(f)(i), (ii) and
(iii), the authorized capital stock of ASC consists of (i) 115,500,000 shares of common stock, par value $0.01 per share, of which (1) 15,000,000 shares have been designated common stock, Class A, par value $0.01 per share (the "ASC Class A Common Stock"), and (2) 100,000,000 shares have been designated ASC Common Stock, (ii) 500,000 shares of Serial Preferred Stock, par value $0.01 per share, of which (1) 40,000 shares have been designated 10.5% Repriced Convertible Exchangeable Preferred Stock, liquidation value $1,000 per share (the "ASC Series A Preferred Stock"), and (2) 150,000 shares have been designated 8.5% Series B Convertible Participating Preferred Stock, liquidation value $1,000 per share (the "ASC Series B Preferred Stock"). As of October 31, 2000, (i) 15,708,633 shares of ASC Common Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights; (iii) 100 shares of ASC Common Stock were held in the treasury of ASC or by the ASC Subsidiaries; (iv) 5,113,319 shares of ASC Common Stock were reserved for issuance upon exercise of outstanding ASC Stock Options;
(v) 36,626 shares of ASC Series A Preferred Stock were issued and outstanding (which were convertible into 1,306,943 shares of ASC Common Stock), all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights; (vi) 150,000 shares of ASC Series B Preferred Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights; and (vii) 14,760,530 shares of ASC Class A Common Stock were issued and outstanding (which were convertible into 14,760,530 shares of ASC Common Stock), all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights. Except

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

as set forth above, as of October 31, 2000, no shares of capital stock or other voting securities of ASC were issued, reserved for issuance or outstanding and, since such date, no shares of capital stock or other voting securities or options in respect thereof have been issued except upon the exercise of ASC Stock Options outstanding on such date. Together, the ASC Common Stock, the ASC Class A Common Stock and the ASC Preferred Stock are referred to in this Agreement as the "ASC Shares".

                   (b) As of October 31, 2000, an aggregate of 5,113,319 options to purchase shares of ASC Common Stock ("ASC Stock Options") have been granted by ASC and are outstanding under the 1997 Stock Option Plan (as amended to date, the "ASC Option Plan"). Except (i) for the warrants and transactions described in Section 5.10(l), (ii) as set forth in Section 4.3(a), (iii) for ASC Stock
Options to purchase an aggregate of 5,485,088 shares of ASC Common Stock outstanding or available for grant under the ASC Option Plan and (iv) agreements or arrangements set forth in Section 4.3(b) of the ASC Disclosure Letter, there are no options, warrants, calls, conversion rights, stock appreciation rights, redemption rights, repurchase rights or other rights, agreements, arrangements or commitments of any character to which ASC is a party or by which ASC is bound relating to the issued or unissued capital stock of ASC, Merger Sub or any ASC Subsidiary or obligating ASC, Merger Sub or any ASC Subsidiary to issue or sell any shares of capital stock of, other equity interests in, or securities exchangeable for or convertible into the capital stock or other equity interest in ASC, Merger Sub or any ASC Subsidiary. Section 4.3(b) of the ASC Disclosure Letter accurately and completely sets forth, as of the date of this Agreement,
(x) the persons to whom ASC Stock Options have been granted, (y) the exercise price for ASC Stock Options held by each such person and (z) whether such ASC Stock Options are subject to vesting and, if subject to vesting, the dates on which each of those ASC Stock Options vest.

                   (c) All shares of ASC Common Stock issued are, and all shares of ASC Common Stock subject to issuance will be, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments under which they are issuable, duly authorized, validly issued, fully paid, nonassessable and will not be subject to preemptive rights. Except as set forth in Section 4.3(c) of the ASC Disclosure Letter, (i) there are no outstanding contractual obligations of ASC, Merger Sub or any ASC Subsidiary to repurchase, redeem or otherwise acquire any shares of ASC Common Stock or any capital stock of Merger Sub or any ASC Subsidiary; (ii) each outstanding share of capital stock of each ASC Subsidiary is duly authorized, validly issued, fully paid, nonassessable and not subject to preemptive rights and each such share owned by ASC or an ASC Subsidiary is free and clear of all Liens; and (iii) there are no outstanding material contractual obligations of ASC, Merger Sub or any ASC Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any ASC Subsidiary that is not wholly owned by ASC or in any other person.

                   (d) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share (the "Sub Common Stock"). All of the issued and outstanding shares of Sub Common Stock are owned directly by ASC and are duly authorized, validly issued, fully paid and nonassessable.

                    Section 4.4    Authority.

                   (a) Each of ASC and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and, subject only to
(i) the adoption and approval of this Agreement and approval of the transactions contemplated by this Agreement and the ASC Voting/Recapitalization Agreement (including the issuances of ASC Common Stock and New ASC Series A Preferred Stock in connection with such transactions) by holders of a majority of the outstanding shares of ASC Common Stock (including those issuable upon conversion of ASC Class A Common Stock, ASC Series A Preferred Stock or ASC Series B Preferred Stock, voting on an as-converted basis), (ii) the adoption and approval of the amendments to the certificate of incorporation and bylaws of ASC as provided in Sections 1.6 and 1.8 of this Merger Agreement and Section 3.6(a) of the ASC Voting/Recapitalization Agreement by holders of a majority of the outstanding shares of ASC Common Stock (including those issuable upon conversion of ASC Class A Common Stock, ASC Series A Preferred Stock or ASC Series B Preferred Stock, voting on an as-converted basis) (iii) the adoption and approval of the amendments to the certificate of incorporation and bylaws of ASC as provided in Sections 1.6 and 1.8 of this Merger Agreement and Section 3.6(a) of the ASC Voting/Recapitalization Agreement and approval of the transactions contemplated by the ASC Voting/Recapitalization Agreement by holders of a majority of the outstanding shares of ASC Series A Preferred Stock (voting as a single class), (iv) the adoption and approval of the amendments to the certificate of incorporation and bylaws of ASC as provided in Sections 1.6 and
1.8 of this Merger Agreement and Section 3.6(a) of the ASC Voting/Recapitalization Agreement and the transactions contemplated by the ASC Voting/Recapitalization Agreement by holders of a majority of the outstanding shares of ASC Series B Preferred Stock (voting as a single class) and (v) the election of ASC directors as required by the ASC Voting/ Recapitalization Agreement (the proposals described in (i)-(v) above, the "ASC Proposals", and the affirmative votes described in (i)-(v) above, the "Requisite ASC Vote"), to perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement to be consummated by each of ASC and Merger Sub. The execution and delivery of this Agreement by each of ASC and Merger Sub and the consummation by each of ASC and Merger Sub of such transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of ASC, any ASC Subsidiary or Merger Sub are necessary to authorize this Agreement or to consummate such transactions, other than approval of the ASC Proposals by the Requisite ASC Vote. This Agreement has been duly authorized and validly executed and delivered by each of ASC and Merger Sub and constitutes a legal, valid and binding obligation of each of ASC and Merger Sub, enforceable against each of ASC and Merger Sub in accordance with its terms.

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

                   (b) The Board of Directors of ASC (i) has unanimously adopted the plan of merger set forth in this Agreement and approved this Agreement and the other transactions contemplated by this Agreement and (ii) has declared that the Merger and this Agreement and the other transactions contemplated by this Agreement are advisable and in the best interests of ASC and the holders of ASC Common Stock.

                    Section 4.5    No Conflicts.

                   (a) Except as set forth in Section 4.5(a) of the ASC Disclosure Letter, the execution and delivery of this Agreement by ASC and Merger Sub do not, and the performance of this Agreement by each of ASC and Merger Sub will not:

                  (i)   conflict   with  or  violate  any   provision  of  ASC's
         certificate of incorporation or bylaws or any comparable organizational documents of any ASC Subsidiary;

                  (ii) assuming that all consents, approvals, authorizations and other actions set forth in Section 4.6 have been obtained and all filings, applications and obligations set forth in Section 4.6 have been made, conflict with or violate any Law applicable to ASC, Merger Sub or any ASC Subsidiary or by which any property or asset of ASC, Merger Sub or any ASC Subsidiary is or may be bound or affected, except for any such conflicts or violations that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC; or

                  (iii) result in any breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of ASC, Merger Sub, or any ASC Subsidiary under, any Contract to which ASC, Merger Sub or any ASC Subsidiary is a party or by which any of them or their assets or properties is or may be bound or affected, except for any such breaches, defaults or other occurrences which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (b) Section 4.5(b) of the ASC Disclosure Letter sets forth a correct and complete list of Contracts to which ASC or any ASC Subsidiary is a party or by which any of them or their assets or properties is or may be bound or affected under which consents or waivers are or may be required prior to consummation of or as a result of the transactions contemplated by this Agreement in order to avoid any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of any such Contract, or result in the creation of a Lien or other Encumbrance on any property or asset of ASC or any ASC Subsidiary, which default, termination, amendment, acceleration, Lien or Encumbrance could reasonably be expected to have a Material Adverse Effect on ASC.

                    Section 4.6 Required Filings and Consents. Except as set forth in Section 4.6 of the ASC Disclosure Letter, the execution and delivery of this Agreement by ASC and Merger Sub do not, and the performance of this Agreement by ASC and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except (i) for applicable requirements of the Exchange Act, applicable requirements of the Securities Act, applicable requirements of Blue Sky Laws, the rules and regulations of the NYSE, applicable requirements of Takeover Statutes, applicable state environmental statutes, the pre-merger notification requirements of the HSR Act, (ii) for the filing of the Certificate of Merger as required by the DGCL and (iii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.7 Permits; Compliance with Law. Except as set forth in Section 4.7 of the ASC Disclosure Letter, each of ASC and the ASC Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for ASC or any ASC Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted, including, without limitation, the U.S. Forest Service Permits (collectively, the "ASC Permits"), except where the failure to have any of the ASC Permits, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC, and, as of the date of this Agreement, no suspension or cancellation of any of ASC Permits is pending or, to the knowledge of ASC, threatened, except where the failure to have, or the suspension or cancellation of, any of ASC Permits, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC. Neither ASC nor any ASC Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to ASC or any ASC Subsidiary or by which any property or asset of ASC or any ASC Subsidiary is or may be bound or affected or (ii) any ASC Permits, except for any such conflicts, defaults or violations that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.8    SEC Filings; Financial Statements.

                   (a) ASC has filed all forms, reports, schedules, statements and other documents (including all exhibits, annexes, supplements and amendments to such documents) required to be filed by it under the Exchange Act and the Securities Act since September 1, 1998 through the date of this Agreement (collectively, as amended and supplemented to date, the "ASC SEC Reports") and ASC has made available to MeriStar each ASC SEC Report. The ASC SEC Reports, including any financial statements or schedules included or incorporated therein by reference, at the time they were filed and all forms, reports, schedules, statements and other documents filed with the SEC after the date of this Agreement and prior to the Effective Time, at the time they will be filed, (i) complied or will comply, as the case may be, in all material respects, with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those ASC SEC Reports and (ii) did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those ASC SEC Reports, in the light of the circumstances under which they were made, not misleading. No ASC Subsidiary is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the SEC or any national securities exchange or quotation service or comparable Governmental Entity.

                   (b) Each of the consolidated balance sheets included in or incorporated by reference into the ASC SEC Reports and in any form, report or document filed after the date of this Agreement and prior to the Effective Time (including in each case, the related notes and schedules) fairly presented or will present, as the case may be, in all material respects, the consolidated financial position of ASC as of the dates set forth in those consolidated balance sheets in accordance with GAAP. Each of the consolidated statements of income and of cash flows included in or incorporated by reference into the ASC SEC Reports and in any form, report or document filed after the date of this Agreement and prior to the Effective Time (including in each case, any related notes and schedules) fairly presented or will present as the case may be, in all material respects, the consolidated results of operations and cash flows, as the case may be, of ASC and the consolidated ASC Subsidiaries for the periods set forth in those consolidated statements of income and of cash flows (subject, in the case of unaudited quarterly statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in conformity with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) consistently applied throughout the periods indicated. All of such balance sheets and statements complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.


                   (c) Except as and to the extent set forth on the consolidated balance sheet of ASC and the consolidated ASC Subsidiaries as of July 30, 2000 including the related notes, neither ASC nor any ASC Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in the related notes prepared in accordance with GAAP, except for liabilities or obligations incurred in the ordinary course of business since July 30, 2000 that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.9    Absence of Certain Changes or Events.

                   (a) Except as (i) set forth in Section 4.9(a) of the ASC Disclosure Letter, (ii) disclosed in the ASC SEC Reports filed with the SEC since July 30, 2000 and which have been filed and are publicly available prior to the date of this Agreement (the "ASC Filed SEC Reports") or (iii) permitted pursuant to Section 5.2, since July 30, 2000, (A) ASC, Merger Sub and the ASC Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, (B) there has not been any Material Adverse Effect on ASC and (C) there has not been:

                  (i) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by it or any ASC Subsidiaries, whether or not covered by insurance, which damage, destruction or loss, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on ASC;

                  (ii) any material change by ASC in its or any ASC Subsidiary's accounting methods, principles or practices except as a result of changes in GAAP;

                  (iii) any declaration, setting aside or payment of any dividend or distribution in respect of ASC Shares or any redemption, purchase or other acquisition of any of ASC's securities;

                  (iv) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of ASC or any ASC Subsidiary except in the ordinary course of business consistent with past practice or except as required by applicable Law;

                  (v) (A) any incurrence or assumption by ASC or any ASC Subsidiary of any indebtedness for borrowed money or (B) any guarantee, endorsement or other incurrence or assumption of material liability (whether directly, contingently or otherwise) by ASC or any ASC Subsidiary for the obligations of any other person (other than any wholly-owned ASC Subsidiary), other than in the ordinary course of business consistent with past practice and individually not in excess of $250,000;

                  (vi) any creation or assumption by ASC or any ASC Subsidiary of any Lien on any material asset of ASC or any ASC Subsidiary, other than in the ordinary course of business, consistent with past practice;

                  (vii) any making of any loan, advance or capital contribution to or investment in any person by ASC or any ASC Subsidiary (other than to ASC or an ASC Subsidiary), other than in the ordinary course of business, consistent with past practice and individually not in excess of $250,000; or

                  (viii) (A) any  contract or  agreement  entered into by ASC or any ASC Subsidiary relating to any material acquisition or disposition of any assets or business or (B) any modification, amendment, assignment or termination of or relinquishment by ASC or any ASC Subsidiary of any rights under any Contract (including any insurance policy naming it as a beneficiary or a loss payable payee) that has resulted or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on ASC other than transactions, commitments, contracts or agreements in the ordinary course of business consistent with past practice or those contemplated by this Agreement.

                    Section 4.10   Employee Benefit Plans; Labor Matters.

                   (a) Each employee benefit plan, program and arrangement, and each employment, termination, severance or other contract or agreement, to which ASC or any of the ASC Subsidiaries is a party, with respect to which ASC or any of the ASC Subsidiaries has any obligation or which are maintained, contributed to or sponsored by ASC or any of the ASC Subsidiaries for the benefit of any current or former employee, officer or director of ASC or any of the ASC subsidiaries under which plan, program, arrangement, contract or agreement total payments of more than $100,000 may be required to be made by ASC or an ASC Subsidiary (collectively, the "ASC Benefit Plans" ) are listed on Section 4.10(a) of the ASC Disclosure Letter. Except for those matters listed on Section 4.10(a) of the ASC Disclosure Letter and such matters as, individually or in the aggregate, have not and could not reasonably be expected to result in a Material Adverse Effect on ASC:

                  (i) to the knowledge of ASC, each ASC Benefit Plan and any related trust intended to be qualified under Sections 401(a) and 501(a) of the Code has received a favorable determination letter from the IRS that it is so qualified, and to the knowledge of ASC, nothing has occurred since the date of such letter that could materially adversely affect the qualified status of such ASC Benefit Plan or related trust;

                  (ii) to the knowledge of ASC, each ASC Benefit Plan has been operated in accordance with the terms and requirements of applicable Law, and all required returns and filings for each ASC Benefit Plan have been timely made;

                  (iii) to the knowledge of ASC, neither ASC nor any of the ASC Subsidiaries has incurred any direct or indirect liability under, arising out of or by operation of ERISA in connection with any ASC
         Benefit Plan or other retirement plan or arrangement, and to the knowledge of ASC, no fact or event exists that could reasonably be expected to give rise to any such liability;

                  (iv) to the knowledge of ASC, all contributions due and payable on or before the date hereof in respect of each ASC Benefit Plan have been made in full and in proper form;

                  (v) to the knowledge of ASC, neither ASC nor any of the ASC Subsidiaries has ever sponsored or been obligated to contribute to any "multiemployer plan" (as defined in Section 3(37) of ERISA), "multiple employer plan" (as defined in Section 413 of the Code) or "defined benefit plan" (as defined in Section 3(35) of ERISA);

                  (vi) except as otherwise required under ERISA, the Code and applicable Law, to the knowledge of ASC, no ASC Benefit Plan currently or previously maintained by ASC or any of the ASC Subsidiaries provides any post-retirement health or life insurance benefits in the future;

                  (vii) to the knowledge of ASC, all reporting and disclosure obligations imposed under ERISA and the Code have been satisfied with respect to each ASC Benefit Plan; and

                  (viii) to the knowledge of ASC, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in the payment of separation, severance, termination, "golden parachute" or similar-type benefits to any person, (B) materially increase any benefits otherwise payable under any ASC Benefit Plan or otherwise,

         (C) result in any acceleration of the time of payment or vesting of any material benefits, (D) trigger a requirement for funding or the acceleration of funding of any material benefits or (E) commence a period during which a subsequent termination of employment by an employee of ASC or any ASC Subsidiary will entitle such employee to benefits in excess of what would otherwise have been required in the absence of the transactions contemplated hereby. No benefit or amount payable or that may become payable by ASC or any of the ASC Subsidiaries as a result of any transaction contemplated by this Agreement will constitute an "excess parachute payment," within the meaning of Section 280G of the Code, which is or may be subject to the imposition of any excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code.

                   (b) To the knowledge of ASC, each ASC Benefit Plan is in writing, and ASC has made available to MeriStar a complete and accurate copy of each ASC Benefit Plan and a complete and accurate copy of each material document prepared in connection with each such ASC Benefit Plan, including without limitation, a copy of (i) each trust or other funding arrangement, (ii) each summary plan description and summary of material modification, (iii) the most recently filed IRS Form 5500, (iv) the most recently received IRS determination letter for each such Plan, and (v) the most recently prepared actuarial report and financial statement in connection with each such Plan.

                   (c) Except as set forth in Section 4.10(c) of the ASC Disclosure Letter, to the knowledge of ASC, neither ASC nor any of the ASC Subsidiaries is a party to, or is bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or other labor union organization. ASC has made available true, correct and complete copies of all such agreements to MeriStar. Except as set forth in Section 4.10(c) of the ASC Disclosure Letter and except as individually or in the aggregate, has not resulted and would not reasonably be expected to result, in a Material Adverse Effect on ASC, (A) currently there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could affect ASC or any ASC Subsidiary; (B) there are no controversies, strikes, slowdowns or work stoppages pending or, to the best knowledge of ASC, after due inquiry, threatened between ASC or any of the ASC Subsidiaries and any of their respective employees, and neither ASC nor any of the ASC Subsidiaries has experienced any such controversy, strike, slowdown or work stoppage within the past three years; (C) neither ASC or any of the ASC Subsidiaries has breached or otherwise failed to comply with the provisions of any collective bargaining or union contract and there are no grievances outstanding against ASC or any ASC Subsidiary under any such agreement or contract; and (D) there are no unfair labor practice complaints pending against ASC or any of the ASC Subsidiaries before the National Labor Relations Board or any other Governmental Entity or any current union representation questions involving employees of ASC or any of the ASC Subsidiaries.

                    Section 4.11 Tax Matters. Neither ASC nor Merger Sub, nor to the knowledge of ASC, any of ASC's affiliates has taken or agreed to take any action, nor is ASC aware of any agreement, plan or other circumstance, that would or would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

                    Section 4.12 Contracts; Debt Instruments. Except for the Contracts set forth in Section 4.12 of the ASC Disclosure Letter, true, correct and complete copies of which have been made available to MeriStar, there is no Contract that is material to the business, financial condition or results of operations of ASC and the ASC Subsidiaries taken as a whole. Each of the Contracts to which ASC or an ASC Subsidiary is a party or by which it or any of its properties or assets is or may be bound or affected, constitutes a valid and legally binding obligation of ASC or such ASC Subsidiary and of the other parties thereto, enforceable in accordance with its terms, and is in full force and effect, except to the extent the failure to be so valid, binding or enforceable, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect on ASC. Except as set forth in Section 4.12 of the ASC Disclosure Letter, neither ASC nor any ASC Subsidiary, nor to ASC's knowledge, any other person, is in violation of or in default under (nor does there exist any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which ASC or any ASC Subsidiary is a party or by which it or any of its properties or assets is or may be bound or affected, except for violations or defaults that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC. Set forth in Section 4.12 of the ASC Disclosure Letter is a description of any material changes to the amount and terms of the indebtedness of ASC and the consolidated ASC Subsidiaries as described in the notes to the financial statements set forth as incorporated by reference in ASC's annual report on Form 10-K for the year ended July 30, 2000. Section 4.12 of the ASC Disclosure Letter lists, as of October 31, 2000, with respect to (i) the ASC Notes Indenture, (ii) the ASC Senior Credit Facility, (iii) the Second Amended and Restated Credit Agreement, dated as of July 31, 2000, among ASC Resort Properties, Inc. ("Resort Properties"), Fleet and the lenders thereunder (the "Resorts Credit Facility"),
(v) the Loan and Security Agreement among GSRP, Textron Financial Corporation and the lenders thereunder, dated September 1, 1998 and amended on June 24, 1999 and April 5, 1999 (as amended, the "Textron Facility" and (vi) the Statement of Intention and Additional Special Financing Agreement, dated July 25, 2000, between GSRP and Textron Financial Corporation ( the "ASC Subordinated Loan Facility" and, together with the ASC Senior Credit Facility, the Resorts Credit Facility and the Textron Facility, the "ASC Credit Agreements"): (x) the size and types of credit facilities available under each, (y) the principal amounts drawn under each such credit facility and (z) the principal amounts available to be drawn under each such credit facility.

                    Section  4.13  Litigation.  Except as set forth in  Section
4.13 of the ASC Disclosure Letter, and except as disclosed in ASC Filed SEC Reports, there is no uninsured Claim pending or, to the knowledge of ASC, threatened against ASC or any ASC Subsidiary before any Governmental Entity that, if adversely determined, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on ASC. Neither ASC nor any ASC Subsidiary is subject to any outstanding order, writ, injunction or decree which, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.14 Environmental Matters. Except as has not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC and as set forth in Section 4.14 of the ASC Disclosure Letter or as disclosed in ASC Filed SEC Reports:

                   (a) ASC and the ASC Subsidiaries (i) are in compliance with all Environmental Laws, (ii) hold all necessary Environmental Permits under those Environmental Laws and (iii) are in compliance with their respective Environmental Permits;

                   (b) neither ASC nor any ASC Subsidiary has received any written requests for information, or been notified in writing that it is a potentially responsible party, under CERCLA, or any similar Law of any state, locality or any other jurisdiction;

                   (c) neither ASC nor any ASC Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of hazardous materials and, to the knowledge of ASC, no investigation, litigation or other proceeding is pending or threatened with respect thereto, and no condition exists on any property currently or formerly owned or operated by ASC that is reasonably likely to lead to such investigation, litigation or proceeding;

                   (d) none of the real property currently or formerly owned or leased by ASC or any ASC Subsidiary is listed or, to the knowledge of ASC, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup; and

                   (e) MeriStar has been provided access to all material reports in ASC's possession or control assessing the environmental condition of ASC's current and former owned properties which reports are listed in Section 4.14(e) of the ASC Disclosure Letter.

                    Section 4.15   Intellectual Property.

                            (a)     Disclosure.

                  (i) Section 4.15(a)(i) of the ASC Disclosure Letter sets forth all United States and foreign: (i) patents and patent applications,
         (ii) trademarks, trade names, brand names and corporate names, and all service marks, registrations and applications thereof, (iii) Internet domain name registrations and applications and (iv) copyright registrations and applications owned or licensed by ASC or the ASC Subsidiaries, in each case described in clauses (i) through (iv), that are material to the business and operations of ASC or the ASC Subsidiaries as presently conducted, specifying as to each item, as applicable: (A) the nature of the item, including the title; (B) the owner of the item; (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed; and (D) the issuance, registration or application numbers and dates.

                  (ii) Section 4.15(a)(ii) of the ASC Disclosure Letter sets forth all material IP Licenses under which any of ASC or the ASC Subsidiaries is a licensor or licensee or otherwise is authorized to use or practice any Intellectual Property.

                  (iii) Except as set forth in Section 4.15(a)(iii) of the ASC Disclosure Letter, there are no material Proposed Intellectual Property Agreements currently in negotiation or proposed by ASC or the ASC Subsidiaries.

                   (b) Ownership.  Except as set forth in Section 4.15(b) of the
ASC Disclosure Letter, ASC or the ASC Subsidiaries own, free and clear of all Liens, and have the unrestricted right to use, sell, or license, all Intellectual Property, except where the failure to so own or have such right, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (c) Claims. Except as set forth in Section 4.15(c) of the ASC Disclosure Letter, neither ASC nor any of the ASC Subsidiaries has been, during the three years preceding the date of this Agreement, a party to any Claim, nor, to the knowledge of MeriStar, is any Claim threatened, that challenges the validity, enforceability, ownership, or right to use, sell, or license any Intellectual Property, except for Claims that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC. To the knowledge of ASC, no third party is infringing upon any Intellectual Property, except for infringements that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (d) Administration and Enforcement. ASC and the ASC Subsidiaries have taken all necessary and desirable actions to maintain and protect each item of Intellectual Property owned by ASC, except for failures to take such actions that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (e) Protection of Trade Secrets and Technology. ASC and the ASC Subsidiaries have taken all reasonable precautions to protect the secrecy, confidentiality, and value of its trade secrets and the proprietary nature and value of the Technology, except for failures to take such precautions that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                   (f) Effect of Transaction. Neither ASC nor any of the ASC Subsidiaries is, nor, as a result of the execution and delivery of this Agreement or its performance of its obligations hereunder, will be, in violation of any agreement relating to any Intellectual Property, except for violation that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on ASC. After the completion of the transactions contemplated by this Agreement, ASC and the ASC Subsidiaries will own all right, title, and interest in and to or have a license to use all Intellectual Property on identical terms and conditions as ASC and the ASC Subsidiaries enjoyed immediately prior to such transactions, except for failures to own or have available for use that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.16 Taxes. Except as set forth in Section 4.16 of the ASC Disclosure Letter and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on
ASC:

                   (a) ASC and each ASC Subsidiary has timely filed in accordance with applicable law all Tax Returns required to be filed by or with respect to it, its operations and assets, and has paid or caused to be paid all Taxes required to be paid. All Tax Returns filed by ASC or any ASC Subsidiary with respect to Taxes were prepared in compliance with all applicable laws and regulations and were true, complete, and correct in all respects as of the date on which they were filed or as subsequently amended to the date hereof. Complete copies of federal, state, local, and foreign Tax Returns of ASC and each ASC Subsidiary for each of the years ended 1999 and 1998 have heretofore been delivered or made available to MeriStar. Prior to the date hereof, ASC has provided to MeriStar copies of all revenue agents' reports and other written assertions of deficiencies or other liabilities for Taxes of ASC and each ASC Subsidiary with respect to past periods for which the applicable statute of limitations has not expired.

                   (b) ASC and each ASC Subsidiary has timely paid all Taxes for which a notice of, or assessment or demand for, payment has been received or which are otherwise due and payable with respect to ASC or any ASC Subsidiary, its operations and assets (in each case, whether or not shown on any Tax Return), except for Taxes that are being contested in good faith by appropriate proceedings (all of which are disclosed on Section 4.16(b) of the ASC Disclosure Letter) and for payment of which Taxes adequate reserves will have been set up as of the Closing Date.

                   (c) ASC and each of the ASC Subsidiaries has complied with all applicable law, rules, and regulations relating to the withholding of Taxes and has timely collected or withheld and paid over to the proper governmental authorities all amounts required to be so collected or withheld and paid over for all prior periods under all applicable laws.

                   (d) There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitations for the assessment or collection of Taxes with respect to any Tax Return that relates to ASC or any ASC Subsidiary, which waivers or extensions currently are in effect, and no request for any such waiver or extension is currently pending.

                   (e) There are no Tax rulings, request for rulings, or closing agreements relating to ASC or any ASC Subsidiary which could affect its liability for Taxes for any period after the Closing Date.

                   (f) No action, suit, proceeding, investigation, audit, claim, or assessment is presently pending or, to the knowledge of ASC, proposed with regard to any Taxes that relate to ASC or any ASC Subsidiary for which ASC would or could be liable. There are no requests from any taxing authority for information or with respect to Taxes of ASC or the ASC Subsidiaries. Neither ASC nor the ASC Subsidiaries has any knowledge or any fact or condition that, if known to any taxing authority having jurisdiction, would likely result in the issuance of a notice of proposed deficiency or similar notice of intention to assess Taxes against ASC or the ASC Subsidiaries, and no issue has arisen in any examination of ASC or the ASC Subsidiaries by any taxing authority that if raised with respect to any other period not so examined would result in a material deficiency for any other period not so examined, if upheld.

                   (g) Neither ASC nor any of the ASC Subsidiaries (i) has agreed to or is required to make any adjustment pursuant to Section 481 of the Code (or any predecessor or similar provision of other laws or regulations) by reason of a change in accounting method or otherwise; (ii) has knowledge that any taxing authority has proposed any such adjustment or change which proposal is currently pending; or (iii) has an application pending with any taxing authority requesting permission for any change in accounting methods that relates to its business and operations.

                   (h) Neither ASC nor any ASC Subsidiary (i) is a party to, is bound by, or has any obligation under, any Tax sharing agreement or similar contract, (ii) has any current or potential contractual obligation to indemnify any other person with respect to Taxes, or (iii) has any obligation to make distributions in respect of Taxes.

                   (i) No Taxes are delinquent or constitute a lien against ASC or any ASC Subsidiary, except with respect to Taxes being contested in good faith by appropriate proceedings (all of which are disclosed on Section 4.16(i) of the ASC Disclosure Letter) and for payment of which Taxes adequate reserves have been established.

                   (j) There is no contract, agreement, plan, or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by ASC or MeriStar by reason of Section 280G of the Code.

                   (k) The unused "net operating losses" (as defined in Section 172 of the Code) of ASC and each ASC Subsidiary (the years which all such net operating losses arose and will expire being set forth on Section 4.16(k) of the ASC Disclosure Letter) are not subject to any limitations under Sections 382 or 384 of the Code, except for those limitations which are set forth in Section 4.16(k) of the ASC Disclosure Letter.

                   (l) No property of ASC or any ASC Subsidiary is "tax-exempt use property" within the meaning of Section 168 of the Code.

                   Section 4.17 Non-Competition Agreements. Except as set forth in Section 4.17 of the ASC Disclosure Letter, neither ASC nor any ASC Subsidiary is a party to any Contract which purports to restrict or prohibit in any material respect ASC and the ASC Subsidiaries collectively from, directly or indirectly, engaging in any business currently engaged in by ASC, any ASC Subsidiary or any other persons affiliated with ASC. None of ASC's officers, directors or key employees is a party to any agreement which, by virtue of such person's relationship with ASC, restricts in any material respect ASC or any ASC Subsidiary or affiliate of either of them from, directly or indirectly, engaging in any of the businesses described above. For purposes of this Section 4.17, the term "material" shall mean any prohibition that is material to the business and operations of ASC and the ASC Subsidiaries taken as a whole.

                    Section 4.18 Agreements with Regulatory Agencies. Except as set forth in Section 4.18 of the ASC Disclosure Letter, neither ASC nor any ASC Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of (each, whether or not listed in Section 4.18 of the ASC Disclosure Letter, a "ASC Regulatory Agreement"), any Governmental Entity that restricts the conduct of its business (except for restrictions in environmental or land use permits or approvals issued in the ordinary course of the operation of the business of ASC and the ASC Subsidiaries, that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect on ASC) any ASC Regulatory Agreements that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on ASC. Neither ASC nor any ASC Subsidiary has been advised by any Governmental Entity that such Governmental Entity is considering issuing or requesting any ASC Regulatory Agreement, except for any such proposed ASC Regulatory Agreements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on ASC.

                    Section 4.19 Opinion of Financial Advisor. Donaldson, Lufkin & Jenrette Securities Corporation (the "ASC Financial Advisor") has delivered to the Board of Directors of ASC its oral opinion to the effect that, as of the date of this Agreement, the Exchange Ratio is fair to ASC from a financial point of view, which opinion was or will promptly after the date of this Agreement be confirmed in writing and accompanied by an authorization to include a copy of such opinion in the Proxy Materials. ASC has delivered or will, promptly after receipt of that written opinion, deliver a signed copy of such written opinion to MeriStar.

                    Section 4.20 Brokers. No broker, finder or investment banker other than the ASC Financial Advisor is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of ASC, Merger Sub or any of the ASC Subsidiaries or their affiliates. Prior to the date of this Agreement, ASC has made available to MeriStar a complete and correct copy of all agreements between ASC or any of the ASC Subsidiaries or their affiliates and the ASC Financial Advisor under which the ASC Financial Advisor would be entitled to any payment relating to the Merger or such other transactions.

                    Section 4.21 Certain Statutes. The Board of Directors of ASC has taken or will take all appropriate and necessary actions to ensure that the restrictions on business combinations in Section 203 of the DGCL will not have any effect on the Merger or the other transactions contemplated by this Agreement. No Takeover Statute is, as of the date of this Agreement, applicable to the Merger or such other transactions.

                    Section 4.22 Information. None of the information to be supplied by ASC, Merger Sub or any ASC Subsidiary for inclusion or incorporation by reference in the Registration Statement or the Proxy Statement will, in the

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

case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading in light of the circumstances under which they were made, or, in the case of the Proxy Statement or any amendments of or supplements to the Proxy Statement, at the time of the mailing of the Proxy Statement and any amendments of or supplements to the Proxy Statement and at the time of the MeriStar Stockholders Meeting and the ASC Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they are made, not misleading. The Proxy Statement (except for those portions of the Proxy
Statement that relate only to MeriStar or the MeriStar Subsidiaries or affiliates of MeriStar) and the Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, respectively.

                    Section 4.23 Vote Required. The Requisite ASC Vote is the only vote of the holders of any class or series of ASC's capital stock necessary (under the rules and regulations of the NYSE, ASC Charter Documents, the DGCL, other applicable Law or otherwise) to approve this Agreement, the issuance of ASC Common Stock in the Merger or the other transactions contemplated by this Agreement.

                    Section 4.24 Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.

                    Section 4.25   Properties.

                   (a) Section 4.25(a) of the ASC Disclosure Letter sets forth a complete and accurate list and the address or description of all material real property interests owned by ASC and the ASC Subsidiaries ("Owned Real Property"). Section 4.25(a) of the ASC Disclosure Letter sets forth a complete and accurate list of all leases ("ASC Leases") relating to real property to which ASC or any ASC Subsidiary is a party as a lessee and each amendment thereto that provide for annual payments in excess of $50,000 ("Leased Real Property"). All such leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that, individually or in the aggregate, has had and could reasonably be expected to have a Material Adverse Effect on ASC.

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

                   (b) Except as set forth in Section 4.25(b)(i) of the ASC Disclosure Letter each of ASC and the ASC Subsidiaries has good and marketable fee title to the Owned Real Property, good and valid leasehold interests in the Leased Real Property and good and valid title to all of its other material tangible properties and assets, real, personal and mixed, used or held for use in, or which are necessary to conduct, the respective business of ASC and each ASC Subsidiary as currently conducted, including the Development Activities, in each case, which title is free and clear of any Encumbrances except for (i) Encumbrances permitted under the ASC Senior Credit Facility, the Resorts Credit Facility, the Textron Facility or the ASC Subordinated Loan Facility and (ii) Encumbrances that, individually or in the aggregate, have not had or could reasonably not be expected to have a Material Adverse Effect on ASC. For purposes of the Agreement, "Development Activities" means the real estate development activities currently in progress or contemplated by ASC and as set forth in Section 4.25(b)(ii) of the ASC Disclosure Letter.

                   (c) Section 4.25(c) of the ASC Disclosure Letter lists all properties (the "U.S. Forest Service Properties") used by ASC pursuant to U.S. Forest Service Permits (the "U.S. Forest Service Permits") to which ASC or any ASC Subsidiary is a party.

                   (d) Except as set forth in Section 4.25(d) or Section 4.25(k) of the ASC Disclosure Letter, all of the material land, buildings, structures and other improvements used by ASC and the ASC Subsidiaries in the conduct of their businesses, including the Development Activities (collectively, the "Improvements"), are included in the Owned Real Property, the U.S. Forest Service Properties and the Leased Real Property or property leased by ASC or the ASC Subsidiaries under leases with annual payments of less than $50,000 (collectively, the "Real Property").

                   (e) Section 4.25(e) of the ASC Disclosure Letter sets forth all material leases, subleases, licenses, time-share and other agreements (collectively, the "Space Leases") granting to any person or entity other than ASC or any ASC Subsidiary any right to the possession, use, occupancy or enjoyment of the Real Property or any portion thereof other than in an Interval (as defined below). Each Space Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by the tenant or occupant thereunder (the "Space Tenant") are current, no notice of default or termination under any Space Lease is outstanding, no termination event or condition or uncured default on the part of ASC or any ASC Subsidiary or, to the knowledge of ASC, the Space Tenant, exists under any Space Lease, and no event has occurred and no condition exists that, with the giving of notice or the lapse of time, or both, would constitute such a default or termination event or condition, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

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

                   (f) To the knowledge of ASC, all components of all Improvements are in good operating condition and repair, subject to continued repair and replacement in accordance with past practice, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (g) Neither ASC nor any ASC Subsidiary has received notice of and, to the knowledge of ASC, there is no pending, threatened or contemplated condemnation proceeding affecting the Real Property or any part thereof, nor any sale or other disposition of the Real Property or any part thereof in lieu of condemnation. Since July 30, 2000, no portion of the Real Property has suffered any material damage by fire or other casualty that has not heretofore been completely repaired and restored, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (h) Section 4.25(h) of the ASC Disclosure Letter lists as of July 30, 2000, all current material master plans, government and public-private plans (such as municipal utility districts or levy improvement districts) and development agreements concerning the Development Activities ("Project Plans"). ASC (or the applicable ASC Subsidiary) is in compliance with all obligations required to be performed on or prior to the date hereof under the Project Plans, except for such non-compliance as is set forth in Section 4.25(h) of the ASC Disclosure Letter or as except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC. ASC and the ASC Subsidiaries are in possession of all ASC Permits necessary for the completion of the Development Activities which are currently under construction, except where the failure to have obtained such ASC Permits, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC. ASC has no reason to believe that it will not be able to obtain any other ASC Permit necessary for the performance and completion of the Development Activities, except where the failure to obtain such ASC Permits, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (i) Except as set forth in Section 4.25(i) of the ASC Disclosure Letter, the land for each Development Activity at each Resort (as defined below) has been zoned for its intended use in accordance with its Project Plan and applicable law and all requirements for that zoning have been met pursuant to any schedule established under such Project Plan, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ASC. Except as set forth in Section 4.25(i) of the ASC Disclosure Letter, the land for each Development Activity has been subdivided for its intended use in accordance with its Project Plan and each subdivided plot constitutes its own separate tax lot, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC. Except as set forth in Section 4.25(i) of the ASC Disclosure Letter, all material archeological, soil, geotechnical, traffic,

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

environmental and similar studies necessary in connection with the Development Activities have been completed and to the knowledge of ASC reveal no facts or conditions which, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on the Development Activities.

                   (j)   Except  as set  forth  in  Section  4.25(j)  of the ASC
Disclosure Letter, no Governmental Entity or board has requested (and continues to request) or required (or, to the knowledge of ASC, is expected to require in order to obtain future approvals) that additional material public or quasi-public facilities be constructed or material monies or property be contributed as a condition to the Development Activities or in connection with any Resort ("Development Fees"). Except as set forth in Section 4.25(j) of the ASC Disclosure Letter, there are no payments, material performance bonds, letters of credit or completion guarantees for the benefit of any governmental agency which are currently outstanding or which will be required to be funded within the next five years in relation to the Development Activities.

                   (k) To the knowledge of ASC, Section 4.25(k) of the ASC Disclosure Letter lists all material regulatory processes necessary to (i) complete the Development Activities as contemplated under the Project Plans and
(ii) bring the Development Activities to full entitlement status.

                   (l) To the knowledge of ASC, Section 4.25(l) of the ASC Disclosure Letter lists all material easements, rights-of-way and licenses which must be granted to or obtained from third parties in order to complete those Development Activities scheduled for completion within five years from the date of this Agreement.

                   (m) Section 4.25(m) of the ASC Disclosure Letter sets forth the budget for each Development Activity as to which construction has commenced, which budget requirements are ASC's good faith estimate of all costs to be incurred in connection with such construction. Except as set forth in Section 4.25(m) of the ASC Disclosure Letter, there are sufficient loan proceeds available to ASC or the ASC Subsidiaries under the Textron Facility and the ASC Subordinated Loan Facility to complete such construction.

                   (n) ASC has made available to MeriStar or its representatives copies of the ASC Leases, the Space Leases, the U.S. Forest Service Permits and the Project Plans that are true, correct and complete in all material respects.

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

                   Section   4.26   Condominium   Associations;    Time   Share
Arrangements.

                   (a) Except as disclosed on Section 4.26(a) of the ASC Disclosure Letter, ASC and the ASC Subsidiaries have complied in all material respects with (i) the Interstate Land Sales Act and the applicable state land sales disclosure acts; (ii) all applicable state condominium and time share statutes, rules, and regulations, including those governing the administration and operation of owners' associations and those requiring the registration of the timeshare interests or quarter share interests in the Resorts ("Intervals") or the units in the Resorts ("Units") in the states in which the Resorts are located, marketed or sold; (iii) Section 5 of the Federal Trade Commission Act;
(iv) with respect to the Development Activities, the Americans with Disabilities Act and the applicable state laws regarding same; (v) state and federal fair housing acts (except for accessibility requirements); (vi) all applicable real estate sales, licensing, disclosure, reporting, and escrow laws; and (vii) all amendments to the rules and regulations promulgated under the foregoing, in each case except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (b) ASC and the ASC Subsidiaries market and sell Intervals and Units in a manner such that prospective purchasers (the "Prospective
Purchasers") (i) are not required to participate in any rental management program operated by ASC or any ASC Subsidiary; (ii) are induced to purchase Intervals or Units for vacation use and not as an investment or with an expectation of profit or capital appreciation; (iii) have received no inducement or promise regarding the ability of the Prospective Purchasers or anyone else to rent the Intervals or Units; (iv) are informed upon their inquiry that there are readily available rental management sources other than ASC or any ASC Subsidiary, in each case, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (c) Except as set forth in Section 4.26(c) of the ASC Disclosure Letter, to the knowledge of ASC, there exist no facts giving rise to any right of consumer rescission with regard to any contract to sell or closed sale of any Interval or Unit, whether because of non-compliance with one or more state or federal statutes creating rescission rights in consumers under specified circumstances, or because of specific facts constituting misrepresentation or fraud with respect to any Prospective Purchaser, in each case, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (d) Except as set forth in Section 4.26(d) of the ASC Disclosure Letter, there exists no Encumbrance against any Unit or Interval or all or any portion of any Resort (including recreational activities located within such Resort), except for Encumbrances (i) that have been fully subordinated to the rights of Prospective Purchasers, (ii) will be discharged prior to delivery of title to Prospective Purchasers or (iii) that have been fully disclosed to Prospective Purchasers in any jurisdiction that permits or requires only disclosure of same or (iv) were imposed by Prospective Purchasers, in each case, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (e) For purposes of this section, the term "Resorts" shall mean (i) the Grand Summit Hotels at the following locations: (1) Steamboat, Colorado; (2) The Canyons, Utah; (3) Killington, Vermont; (4) Mount Snow, Vermont; (5) Attitash/Bear Peak, New Hampshire; (6) Jordan Bowl, Maine; and (7) Heavenly, California; (ii) the Sundial Lodge at The Canyons and (iii) Whisper Ridge at The Canyons.

                   (f) All Units, amenities and recreational facilities within the Resorts that were promised to be available for use by Prospective Purchasers were in all material respects complete and available for legal occupancy or use prior to the time that closing of any contracts were completed for any Intervals or Units except as have not had and could not reasonably be expected to have a Material Adverse Effect on ASC. Each Purchaser has dedicated free and clear access to the use of all amenities and recreational facilities in accordance with the Resort Documents.

                   (g) To the knowledge of ASC, all owners' associations and management companies at the Resorts are in compliance in all material respects with all applicable federal, state and local statutes, ordinances, rules, and regulations requiring the full and timely payment in all material respects of all common expenses and real estate taxes attributable to the Resorts except as have not had and would not reasonably be expected to have a Material Adverse Effect on ASC.

                   (h) (i) All utilities, including sewer, water, gas, electricity, steam and telephone, necessary for the operation of the Resorts are currently available and in place in sufficient capacity at the Resorts to allow the immediate and full operation in all material respects of the Resorts with the exception of the Resorts currently under construction or where construction has not yet commenced; (ii) to the knowledge of ASC, there are no pending or threatened moratoria, injunctions or court orders in effect which would be reasonably likely to interfere with the provision of utilities to the Resorts; and (iii) all easements necessary for the furnishing of the utilities have been obtained and duly recorded with the exception of the Resorts currently under construction, in each case, except as, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect on ASC.

                   (i) To the Knowledge of ASC, each homeowners' association for each Resort which is operating has been validly formed as a non-profit corporation and is in good standing in the state in which it is incorporated except as has not had, and would not reasonably be expected to have, a Material Adverse Effect on ASC.

                   (j) The managing entity for the Resorts ("Managing Entity") has the authority to levy annual assessments to cover the costs of maintaining and operating each Resort. Each Managing Entity is solvent, and currently levied assessments on Purchasers are adequate to cover the costs of maintaining and operating the Resort and to establish and maintain a reasonable reserve for deferred maintenance and capital improvements. There are no events which currently exist or could reasonably be foreseen by ASC which could give rise to a material increase in such costs. ASC has paid all developer subsidies in connection with the Resorts owing as of the Effective Date, including annual maintenance fees relating to the Units, any operating expenses relating to the Resort's clubhouse and amenities, and any amounts which ASC should, or is obligated to, contribute to the reserves of the Resort's condominium association (collectively "Subsidies").

                    Section  4.27  No  Payments  to   Employees,   Officers  or
Directors. Except as set forth in Section 4.27 of the ASC Disclosure Letter, there are no cash or non-cash payments that will become payable to any employee, officer or director of ASC or any ASC Subsidiary as a result of the Merger or the transactions contemplated by this Agreement. Except as otherwise provided for in this Agreement or as set forth in Section 4.27 of the ASC Disclosure Letter, there is no employment or severance contract or other agreement requiring payments, cancellation of indebtedness or other obligation to be made as a result of the consummation of any of the transactions contemplated by this Agreement, with respect to any employee, officer or director of ASC or any ASC Subsidiary.

                    Section 4.28 Potential Conflicts of Interest. Except as set forth in Section 4.28 of the ASC Disclosure Letter or in the ASC SEC Reports, to the knowledge of ASC, no officer, director or affiliate of ASC or any ASC Subsidiary, and no relative or spouse of any such officer, director or affiliate: (a) owns, directly or indirectly, any interest in (excepting less than 1% stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, ASC or any of the ASC Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any material tangible or intangible property that ASC or any of the ASC Subsidiaries uses in the ordinary conduct of its business; or (c) has any cause of action or other claim whatsoever against, or owes any amount to, ASC or any of the ASC Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under the ASC Benefit Plans, and similar matters and agreements arising in the ordinary course of business.

                    Section 4.29  Registration  Rights.  Except as set forth in
Section 4.29 of the ASC Disclosure Letter, no person has any right to require the registration of any shares of ASC Common Stock or any other securities of ASC or any ASC Subsidiary.

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

                    Section 4.30 Investment Company Act of 1940. Neither ASC nor any of the ASC Subsidiaries is, or at the Effective Time will be, required to be registered under the 1940 Act.

                                    ARTICLE V

                                    COVENANTS

                    Section 5.1 Conduct of Business of MeriStar. During the period from the date of this Agreement to the Effective Time, except as set forth in Section 5.1 of the MeriStar Disclosure Letter, unless otherwise consented to in writing by either ASC or the Interim Transactions Committee: (a) MeriStar shall, and shall cause each of the MeriStar Subsidiaries to, conduct its operations only in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement; and (b) MeriStar shall use, and shall cause each MeriStar Subsidiary to use, its reasonable best efforts to preserve intact the business organization of MeriStar and each of the MeriStar Subsidiaries, to keep available the services of the present officers and other key employees of MeriStar and the MeriStar Subsidiaries, and to preserve the good will of customers, suppliers and all other persons having business relationships with MeriStar and the MeriStar Subsidiaries. Without limiting the generality of the foregoing, during such period, except as set forth in Section 5.1 of the MeriStar Disclosure Letter, MeriStar shall not, and shall not permit any MeriStar Subsidiary to, without the prior written consent of either ASC or the Interim Transactions Committee:

                   (a) except as required by applicable Law or to effect the transactions contemplated hereby, adopt any amendment to the certificate of incorporation or bylaws of MeriStar or the comparable organizational documents of any MeriStar Subsidiary or the MeriStar Rights Agreement;

                   (b) except for issuances of capital stock of the MeriStar Subsidiaries to MeriStar or a wholly-owned MeriStar Subsidiary or in any circumstance of the type described in clause (e) below, issue, reissue, sell or pledge, or authorize the issuance, reissuance, sale or pledge of (i) additional shares of capital stock or other equity securities of any class, or securities convertible into capital stock or other equity securities or any rights, warrants or options to acquire any such convertible securities or capital stock or other equity securities, other than the issue of MeriStar Common Stock (and the related MeriStar Shareholder Rights), in accordance with the terms of the instruments governing such issuance on the date hereof, pursuant to the exercise

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

of MeriStar Stock Options or the MeriStar Employee Stock Purchase Plan outstanding on the date hereof, or (ii) any other securities in respect of, in lieu of, or in substitution for, MeriStar Common Stock outstanding on the date hereof;

                   (c) declare, set aside, make or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock other than between MeriStar and any wholly-owned MeriStar Subsidiary;

                   (d) directly or indirectly, split, combine, subdivide, reclassify or redeem, retire, purchase or otherwise acquire, or propose to redeem, retire or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

                   (e) except for increases in salary, wages and benefits of officers or employees of MeriStar or the MeriStar Subsidiaries in accordance with past practice or increases in salary, wages and benefits granted to officers and employees of MeriStar or the MeriStar Subsidiaries in conjunction with new hires, promotions or other changes in job status or increases in salary, wages and benefits to employees of MeriStar or the MeriStar Subsidiaries pursuant to collective bargaining agreements entered into in the ordinary course of business, (i) increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees (whether from MeriStar or any MeriStar Subsidiaries), (ii) pay any benefit not required by any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement with, any director, officer or other employee of MeriStar or any MeriStar Subsidiaries or
(iii) establish, adopt, enter into, amend or take any action to accelerate rights under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable Law; provided, however, that nothing in this Agreement will be deemed to prohibit the payment of benefits as they become payable;

                   (f) acquire, sell, lease, license, transfer, pledge, encumber, grant or dispose of (whether by merger, consolidation, purchase, sale or otherwise) any assets, including capital stock of the MeriStar Subsidiaries (other than the acquisition and sale of inventory or the disposition of used or excess equipment and the purchase of raw materials, supplies and equipment, in either case in the ordinary course of business consistent with past practice), that are material to MeriStar and the MeriStar Subsidiaries, taken as a whole, or enter into any material commitment or transaction outside the ordinary course of business, other than transactions between a wholly-owned MeriStar Subsidiary and MeriStar or another wholly-owned MeriStar Subsidiary;

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

                   (g) (i) incur, assume or prepay any long-term indebtedness or incur or assume any short-term indebtedness (including, in either case, by issuance of debt securities), except that MeriStar and the MeriStar Subsidiaries may incur, assume or prepay indebtedness in the ordinary course of business consistent with past practice under existing lines of credit, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business consistent with past practice, or (iii) make any loans, advances or capital contributions to, or investments in, any other person except in the ordinary course of business consistent with past practice and except for loans, advances, capital contributions or investments between any wholly-owned MeriStar Subsidiary and MeriStar or another wholly-owned MeriStar Subsidiary;

                   (h) terminate, cancel or request any material change in, or agree to any material change in any Contract, permit or license which is material to MeriStar and the MeriStar Subsidiaries taken as a whole, or enter into any Contract which would be material to MeriStar and the MeriStar Subsidiaries taken as a whole, in either case other than in the ordinary course of business consistent with past practice; or make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, for any fiscal year, in excess of 10% of the capital expenditures provided for in MeriStar's budget for MeriStar and the MeriStar Subsidiaries taken as a whole for such fiscal year (a copy of which budget has been provided to ASC);

                   (i) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice or as required pursuant to applicable Law or GAAP;

                   (j) waive, release, assign, settle or compromise any rights, claims or litigation other than in the ordinary course of business consistent with past practice in excess of $100,000 per event;

                   (k) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) other than in the ordinary course of business consistent with past practice in excess of $100,000 per event;

                   (l) enter into any agreement or arrangement that materially limits or otherwise restricts MeriStar or any MeriStar Subsidiary or any successor thereto, or that would, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including ASC) or any successor thereto, from engaging or competing in any line of business or in any geographic area, other than in the ordinary course of business consistent with past practice;

                   (m) make any material Tax election or settle or compromise any material federal, state, local or foreign Tax deficiency; or

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                   (n) authorize or enter into any formal or informal written or other agreement or otherwise make any commitment to do any of the foregoing.

                    Section 5.2 Conduct of Business of ASC. During the period from the date of this Agreement to the Effective Time, except as set forth in
Section 5.2 of the ASC Disclosure Letter, unless otherwise consented to in writing by either MeriStar or the Interim Transactions Committee: (a) ASC shall, and shall cause each of the ASC Subsidiaries to, conduct its operations only in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort then would be applied in the absence of this Agreement; and (b) ASC shall use, and shall cause each ASC Subsidiary to use, its reasonable best efforts to preserve intact the business organization of ASC and each of the ASC Subsidiaries, to keep available the services of the present officers and key employees of ASC and the ASC Subsidiaries, and to preserve the good will of customers, suppliers and all other persons having business relationships with ASC and the ASC Subsidiaries. Without limiting the generality of the foregoing, during such period and except as set forth in Section 5.2 of the ASC Disclosure Letter, ASC shall not, and shall not permit any ASC Subsidiary to, without the prior written consent of MeriStar or the Interim Transactions Committee:

                   (a) except as required by applicable Law, this Agreement and by the ASC Voting/Recapitalization Agreement, adopt any amendment to the certificate of incorporation or bylaws of ASC or the comparable organizational documents of any ASC Subsidiary;

                   (b) except for the transactions contemplated hereby and by the ASC Voting/Recapitalization Agreement and except for issuances of capital stock of the ASC Subsidiaries to ASC or a wholly-owned ASC Subsidiary, or in any circumstance of the type described in clause (e) below, issue, reissue, sell or pledge, or authorize the issuance, reissuance, sale or pledge of (i) additional shares of capital stock or other equity securities of any class, or securities convertible into capital stock or other equity securities or any rights, warrants or options to acquire any such convertible securities or capital stock or other equity securities, other than the issue of ASC Common Stock, in accordance with the terms of the instruments governing such issuance on the date hereof, pursuant to the exercise of ASC Stock Options outstanding on the date hereof, or (ii) any other securities in respect of, in lieu of, or in substitution for, ASC Common Stock outstanding on the date hereof;

                   (c) declare, set aside, make or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock other than between ASC and any wholly-owned ASC Subsidiary;

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                   (d)  directly  or  indirectly,   split,  combine,  subdivide,
reclassify or redeem, retire, purchase or otherwise acquire, or propose to redeem, retire or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

                   (e) except for increases in salary, wages and benefits of officers or employees of ASC or the ASC Subsidiaries in accordance with past practice or increases in salary, wages and benefits granted to officers and employees of ASC or the ASC Subsidiaries in conjunction with new hires, promotions or other changes in job status or increases in salary, wages and benefits to employees of ASC or the ASC Subsidiaries pursuant to collective bargaining agreements entered into in the ordinary course of business, (i) increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees (whether from ASC or any ASC Subsidiaries),
(ii) pay any benefit not required by any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement with, any director, officer or other employee of ASC or any ASC Subsidiaries or (iii) establish, adopt, enter into, amend or take any action to accelerate rights under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable Law; provided, however, that nothing in this Agreement will be deemed to prohibit the payment of benefits as they become payable;

                   (f) acquire, sell, lease, license, transfer, pledge, encumber, grant or dispose of (whether by merger, consolidation, purchase, sale or otherwise) any assets, including capital stock of the ASC Subsidiaries (other than the acquisition and sale of inventory or the disposition of used or excess equipment and the purchase of raw materials, supplies and equipment, in either case in the ordinary course of business consistent with past practice), that are material to ASC and the ASC Subsidiaries, taken as a whole, or enter into any material commitment or transaction outside the ordinary course of business, other than transactions between a wholly-owned ASC Subsidiary and ASC or another wholly-owned ASC Subsidiary;

                   (g) (i) incur, assume or prepay any long-term indebtedness or incur or assume any short-term indebtedness (including, in either case, by issuance of debt securities), except that ASC and the ASC Subsidiaries may incur, assume or prepay indebtedness in the ordinary course of business consistent with past practice under existing lines of credit, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business consistent with past practice, or (iii) make any loans, advances or capital contributions to, or investments in, any other person

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except in the  ordinary  course of business  consistent  with past  practice and except for loans, advances, capital contributions or investments between any wholly-owned ASC Subsidiary and ASC or another wholly-owned ASC Subsidiary;

                   (h) terminate, cancel or request any material change in, or agree to any material change in any Contract, permit or license which is material to ASC and the ASC Subsidiaries taken as a whole, or enter into any Contract which would be material to ASC and the ASC Subsidiaries taken as a whole, in either case other than in the ordinary course of business consistent with past practice; or make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, for any fiscal year, in excess of 10% of the capital expenditures provided for in ASC's budget for ASC and the ASC Subsidiaries taken as a whole for such fiscal year (a copy of which budget has been provided to ASC);

                   (i) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice or as required pursuant to applicable Law or GAAP;

                   (j) waive, release, assign, settle or compromise any rights, claims or litigation other than in the ordinary course of business consistent with past practice in excess of $100,000 per event;

                   (k) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) other than in the ordinary course of business consistent with past practice in excess of $100,000 per event;

                   (l) enter into any agreement or arrangement that materially limits or otherwise restricts ASC or any ASC Subsidiary or any successor thereto, or that would, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including ASC) or any successor thereto, from engaging or competing in any line of business or in any geographic area, other than in the ordinary course of business consistent with past practice;

                   (m) make any material Tax election or settle or compromise any material federal, state, local or foreign Tax deficiency; or

                   (n) authorize or enter into any formal or informal written or other agreement or otherwise make any commitment to do any of the foregoing.

                   Section 5.3 Interim Transactions Committee. Immediately following satisfaction of the condition listed in Section 6.1(c), MeriStar and ASC shall constitute and establish a committee, which will evaluate and consider any proposed action or transaction of the type referred to in Sections 5.1 or
5.2 of this Agreement or the settlement of any stockholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement between the date hereof and the Effective Time

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(the "Interim Transactions Committee").  The Interim Transactions Committee will consist of two  individuals  selected by ASC, who are  reasonably  acceptable to
MeriStar,   and  two  individuals  selected  by  MeriStar,  who  are  reasonably acceptable to ASC. The Interim Transactions Committee shall act only by the affirmative vote of at least three of the four members thereof. The Interim Transactions Committee shall be abolished at the Effective Time.

                    Section 5.4 Notification of Certain Matters. ASC and MeriStar shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which could reasonably be expected (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time, (ii) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects or (iii) to result in, in the case of ASC, a Material Adverse Effect on ASC or, in the case of MeriStar, a Material Adverse Effect on MeriStar, (b) any failure of MeriStar or ASC, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder, (c) any notice or other material communications from any Governmental Entity in connection with the transactions contemplated by this Agreement and (d) the commencement of any suit, action or proceeding that seeks to prevent, seeks damages in respect of, or otherwise relates to the consummation of the transactions contemplated by this Agreement.

                    Section 5.5     Proxy Statement.

                   (a) As promptly as practicable after the execution of this Agreement, ASC and MeriStar shall jointly prepare and file with the SEC a single document that will constitute (i) the proxy statement of MeriStar relating to the special meeting of MeriStar's stockholders (the "MeriStar Stockholders Meeting") to be held to consider approval and adoption of the MeriStar Proposals, (ii) the proxy statement of ASC relating to the special meeting of ASC's stockholders (the "ASC Stockholders Meeting") to be held to consider approval of the ASC Proposals and (iii) the registration statement on Form S-4 of ASC (together with all amendments thereto, the "Registration Statement"), in connection with the registration under the Securities Act of ASC Common Stock to be issued to the stockholders of MeriStar in connection with the Merger and the prospectus included in the Registration Statement (such single document, together with any amendments thereof or supplements thereto, the "Proxy Statement"). Substantially contemporaneously with the filing of the Proxy Statement with the SEC, copies of the Proxy Statement shall be provided to the NYSE. ASC and MeriStar each shall use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable, and, prior to the effective date of the Registration Statement (the "Registration Statement Effective Date"), ASC shall take all or any reasonable action required under any applicable Law in connection with the issuance of ASC Common Stock

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pursuant to the Merger.  ASC or MeriStar,  as the case may be, shall furnish all information concerning ASC or MeriStar as the other party may reasonably request in connection with such actions and the preparation of the Proxy Statement. As promptly as practicable after the Registration Statement Effective Date, the
Proxy  Statement  and  all  associated  materials   (collectively,   the  "Proxy
Materials") will be mailed to the stockholders of ASC and MeriStar. ASC and MeriStar shall cause the Proxy Statement to comply as to form and substance in all material respects with the applicable requirements of (i) the Exchange Act, including Sections 14(a) and 14(d) thereof, (ii) the Securities Act, (iii) the rules and regulations of the NYSE and (iv) the DGCL.

                   (b) (1) The Proxy Statement shall include the unanimous and unconditional recommendation of the Board of Directors of MeriStar to the stockholders of MeriStar that they vote in favor of the adoption of this Agreement and the Merger; provided, however, that the Board of Directors of MeriStar may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation if the Board of Directors of MeriStar determines in good faith that failure to so withdraw, modify or change its recommendation would cause the Board of Directors of MeriStar to breach its fiduciary duties to MeriStar's stockholders under applicable Laws after receipt of advice from its outside advisors (which may be MeriStar's regularly-engaged independent legal counsel). In addition, the Proxy Statement and the Proxy Materials will include a copy of the written opinion of the MeriStar Financial Advisor referred to in
Section 3.20.

                   (2) The Proxy Statement shall include the unanimous and unconditional recommendation of the Board of Directors of ASC to the stockholders of ASC that they vote in favor of the issuance of ASC Common Stock to be issued in the Merger; provided, however, that the Board of Directors of ASC may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation if the Board of Directors of ASC determines in good faith that failure to so withdraw, modify or change its recommendation would cause the Board of Directors of ASC to breach its fiduciary duties to ASC's stockholders under applicable Laws after receipt of advice from its outside advisors (which may be ASC's independent legal counsel). In addition, the Proxy Statement and the Proxy Materials will include a copy of the written opinion of the ASC Financial Advisor referred to in Section 4.19.

                   (c) No amendment or supplement to the Proxy Statement shall be made without the approval of each of ASC and MeriStar, which approval shall not be unreasonably withheld or delayed. Each of ASC and MeriStar shall advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of the

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qualification  of ASC Common Stock  issuable in  connection  with the Merger for offering or sale in any jurisdiction, or of any request by the SEC or the NYSE for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

                   (d) The information supplied by MeriStar for inclusion in the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Materials (or any amendment of or supplement to the Proxy Materials) is first mailed to the stockholders of each of ASC and MeriStar, (iii) the time of MeriStar Stockholders Meeting, and (iv) the time of ASC Stockholders Meeting, contain any untrue statement of a material fact or fail to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If at any time prior to the Effective Time any event or circumstance relating to MeriStar or any MeriStar Subsidiary, or their respective officers or directors, should be discovered by MeriStar that should be set forth in an amendment or a supplement to the Proxy Statement, MeriStar shall promptly inform ASC. All documents that MeriStar is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement shall comply as to form and substance in all material respects with the applicable requirements of the DGCL, the Securities Act and the Exchange Act.

                   (e) The information supplied by ASC for inclusion in the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Materials (or any amendment of or supplement to the Proxy Materials) are first mailed to the stockholders of each of ASC and MeriStar, (iii) the time of the MeriStar Stockholders Meeting, and
(iv) the time of the ASC Stockholders Meeting, contain any untrue statement of a material fact or fail to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to ASC or any ASC Subsidiary, or their respective officers or directors, should be discovered by ASC that should be set forth in an amendment or a supplement to the Proxy Statement, ASC shall promptly inform MeriStar. All documents that ASC is responsible for filing in connection with the transactions contemplated by this Agreement shall comply as to form and substance in all material aspects with the applicable requirements of the DGCL, the Securities Act and the Exchange Act.

                    Section 5.6     Stockholders' Meetings.

                   (a) MeriStar shall call and hold the MeriStar Stockholders Meeting as promptly as practicable after the Registration Statement Effective Date for the purpose of voting upon the adoption of this Agreement, and ASC and MeriStar shall cooperate with each other to cause the MeriStar Stockholders Meeting to be held as soon as practicable following the mailing of the Proxy Materials to the stockholders of MeriStar. MeriStar shall use its reasonable best efforts (through its agents or otherwise) to solicit from its stockholders proxies in favor of the MeriStar Proposals and shall take all other action necessary or advisable to secure the Requisite MeriStar Vote, except to the extent that the Board of Directors of MeriStar determines in good faith that

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doing so would cause the Board of Directors of MeriStar to breach its  fiduciary duties to MeriStar's stockholders under applicable Law, after receipt of advice to such effect from independent legal counsel (which may be MeriStar's regularly engaged independent legal counsel).

                   (b) ASC shall call and hold the ASC Stockholders Meeting as promptly as practicable after the Registration Statement Effective Date for the purpose of voting upon the approval of the issuance of ASC Common Stock to be issued in the Merger, and ASC and MeriStar shall cooperate with each other to cause the ASC Stockholders Meeting to be held as soon as practicable following the mailing of the Proxy Materials to the stockholders of ASC. ASC shall use its reasonable best efforts (through its agents or otherwise) to solicit from its stockholders proxies in favor of the ASC Proposals and shall take all other action necessary or advisable to secure the Requisite ASC Vote, except to the extent that the Board of Directors of ASC determines in good faith that doing so would cause the Board of Directors of ASC to breach its fiduciary duties to ASC's stockholders under applicable Law, after receipt of advice to such effect from independent legal counsel (which may be ASC's regularly engaged independent legal counsel).

                    Section 5.7     Access to Information; Confidentiality.

                   (a) Except as required under any confidentiality agreement or similar agreement or arrangement to which ASC or MeriStar or any of their respective subsidiaries is a party or under applicable Law or the regulations or requirements of any securities exchange or quotation service or other self regulatory organization with whose rules the parties are required to comply, from the date of this Agreement to the Effective Time, ASC and MeriStar shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, financial advisors, investment bankers, agents and other representatives (collectively, "Representatives")) access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof; and (ii) furnish promptly such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request. No investigation conducted under this Section 5.7 shall affect or be deemed to modify any representation or warranty made in this Agreement.

                   (b) The parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations

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under the Confidentiality Agreement, dated August 11, 2000 (the "Confidentiality
Agreement"), between ASC and MeriStar with respect to the information disclosed under this Section 5.7, and this Section 5.7(b) shall survive the termination of this Agreement.

                    Section 5.8     No Solicitation by MeriStar.

                   (a) MeriStar shall not, nor shall it permit any of the MeriStar Subsidiaries to, nor shall it authorize or permit any Representative of MeriStar or any of the MeriStar Subsidiaries to, (i) solicit, initiate, or encourage the submission of, any MeriStar Acquisition Proposal (as defined below), (ii) except to the extent permitted by paragraph (b), enter into any agreement with respect to any MeriStar Acquisition Proposal or, (iii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to MeriStar or the MeriStar Subsidiaries, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any MeriStar Acquisition Proposal; provided, however, that prior to the MeriStar Stockholders Meeting, to the extent required by the duties of the Board of Directors of MeriStar under applicable Law, as determined in good faith by a majority of the disinterested members thereof after consultation with and receipt of advice from outside counsel (which may be MeriStar's regularly engaged independent legal counsel), MeriStar may, in response to unsolicited requests therefor, participate in discussions or negotiations with, or furnish information pursuant to an appropriate confidentiality agreement to, any person or entity that makes or expresses a bona fide intention to make an unsolicited MeriStar Acquisition Proposal, provided that the Board of Directors of MeriStar first determines in good faith, based on the vote of a majority of the disinterested members thereof, that such Person or entity has the ability and financial wherewithal to consummate a MeriStar Superior Proposal (as determined below). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by a Representative of MeriStar or of any of the MeriStar Subsidiaries, whether or not such person is purporting to act on behalf of MeriStar, a MeriStar Subsidiary or otherwise, shall be deemed to be a breach of this paragraph by MeriStar. For all purposes of this Agreement, "MeriStar Acquisition Proposal" means any proposal other than a proposal by ASC or an ASC Subsidiary, for a merger, consolidation, share exchange, business combination or other similar transaction involving MeriStar or any of its significant subsidiaries or any proposal or offer (including, without limitation, any proposal or offer to stockholders of MeriStar), other than a proposal or offer by ASC or an ASC Subsidiary, to acquire in any manner, directly or indirectly, more than a 30% equity interest in any voting securities of, or 30% or more of the consolidated assets of MeriStar. MeriStar immediately shall cease and cause to be terminated all existing discussions or negotiations with any persons conducted heretofore with respect to, or that could reasonably be expected to lead to, any MeriStar Acquisition Proposal.

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                   (b) Except as  permitted  by Section  5.5(b)(i),  neither the
Board of Directors or MeriStar nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to ASC, the approval or recommendation of the Board of Directors of MeriStar, or any committee thereof, of this Agreement or the Merger or (ii) approve or recommend,
or  propose  to  approve  or  recommend,   any  MeriStar  Acquisition  Proposal.
Notwithstanding the foregoing, the Board of Directors of MeriStar, to the extent required by the duties of the Board of Directors of MeriStar under applicable Law, as determined in good faith by a majority of the disinterested members thereof after consultation with and receipt of advice from outside counsel (which may be MeriStar's regularly engaged independent legal counsel), may approve or recommend (and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement or the Merger) a MeriStar Superior Proposal (as defined below). For purposes of this Agreement, a "MeriStar Superior Proposal" means a bona fide written proposal made by a third party to acquire MeriStar pursuant to a tender or exchange offer, a merger, a share exchange, a sale of all or substantially all of its assets or otherwise, in any such case, on terms which a majority of the disinterested members of the Board of Directors of MeriStar determines in their good faith judgment (after consultation with nationally-recognized independent financial advisors) and after taking into account all legal, financial, regulatory and other material aspects of such proposal, the person making the proposal, the strategic benefits to be derived from the Merger and the long-term prospects of ASC and the ASC Subsidiaries to be more favorable to MeriStar and its stockholders than the Merger and for which financing, to the extent required, is then fully committed or which, in the good faith judgment of a majority of such disinterested members (after consultation with independent financial advisors), is reasonably capable of being financed by such third party.

                   (c) MeriStar shall promptly advise ASC orally and in writing of any MeriStar Acquisition Proposal or any inquiry with respect to or which could reasonably be expected to lead to any MeriStar Acquisition Proposal, the material terms and conditions of such MeriStar Acquisition Proposal or inquiry and the identity of the person making any such MeriStar Acquisition Proposal or inquiry. MeriStar shall keep ASC fully informed of the status and details of any such MeriStar Acquisition Proposal or inquiry. MeriStar shall give ASC at least three days' advance notice of any information to be supplied to, and at least five days' advance notice of any agreement to be entered into with, any person making a MeriStar Acquisition Proposal.

                   (d) Nothing contained in this Section 5.8 will prohibit MeriStar from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to MeriStar's stockholders if the Board of Directors of MeriStar determines that such disclosure is necessary in order to comply with the Board of Directors of MeriStar's duties under applicable Law.

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                    Section 5.9     No Solicitation by ASC.

                   (a) ASC shall not, nor shall it permit any of the ASC Subsidiaries to, nor shall it authorize or permit any Representative of ASC or any of the ASC Subsidiaries to, (i) solicit, initiate, or encourage the submission of, any ASC Acquisition Proposal (as defined below), (ii) except to the extent permitted by paragraph (b), enter into any agreement with respect to any ASC Acquisition Proposal, or, (iii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to ASC or the ASC Subsidiaries, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any ASC Acquisition Proposal; provided, however, that prior to the ASC Stockholders Meeting, to the extent required by the duties of the Board of Directors of ASC under applicable Law, as determined in good faith by a majority of the disinterested members thereof after consultation with and receipt of advice from outside counsel (which may be ASC's regularly engaged independent legal counsel), ASC may, in response to unsolicited requests therefor, participate in discussions or negotiations with, or furnish information pursuant to an appropriate confidentiality agreement to, any person or entity that makes or expresses a bona fide intention to make an unsolicited ASC Acquisition Proposal, provided that the Board of Directors of ASC first determines in good faith, based on the vote of a majority of the disinterested members thereof, that such Person or entity has the ability and financial wherewithal to consummate an ASC Superior Proposal (as determined below). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by a Representative of ASC or of any of the ASC Subsidiaries, whether or not such person is purporting to act on behalf of ASC, an ASC Subsidiary or otherwise, shall be deemed to be a breach of this paragraph by ASC. For all purposes of this Agreement, "ASC Acquisition Proposal" means any proposal other than a proposal by MeriStar or a MeriStar Subsidiary, for a merger, consolidation, share exchange, business combination or other similar transaction involving ASC or any of its significant subsidiaries or any proposal or offer (including, without limitation, any proposal or offer to stockholders of ASC), other than a proposal or offer by MeriStar or a MeriStar Subsidiary, to acquire in any manner, directly or indirectly, more than a 30% equity interest in any voting securities of, or 30% or more of the consolidated assets of ASC. ASC immediately shall cease and cause to be terminated all existing discussions or negotiations with any persons conducted heretofore with respect to, or that could reasonably be expected to lead to, any ASC Acquisition Proposal.

                   (b) Except as permitted by Section 5.5(b)(ii), neither the Board of Directors of ASC nor any subcommittee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to MeriStar, the approval or recommendation by the Board of Directors of ASC, or any committee thereof, of this Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any ASC Acquisition Proposal. Notwithstanding the foregoing, the Board of Directors of ASC, to the extent

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required by the duties of the Board of Directors of ASC under applicable Law, as determined in good faith by a majority of the disinterested members thereof after consultation with and receipt of advice from outside counsel (which may be ASC's regularly engaged independent legal counsel), may approve or recommend (and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement or the Merger) an ASC Superior Proposal (as defined below). For purposes of this Agreement, a "ASC Superior Proposal" means a bona fide written proposal made by a third party to acquire ASC pursuant to a tender or exchange offer, a merger, a share exchange, a sale of all or substantially all of its assets or otherwise, in any such case, on terms which a majority of the disinterested members of the Board of Directors of ASC determines in their good
faith  judgment  (after  consultation  with  nationally-recognized   independent
financial advisors) and after taking into account all legal, financial, regulatory and other material aspects of such proposal, the person making the proposal, the strategic benefits to be derived from the Merger and the long-term prospects of MeriStar and the MeriStar Subsidiaries to be more favorable to ASC and its stockholders than the Merger and for which financing, to the extent required, is then fully committed or which, in good faith judgment of a majority of such disinterested members (after consultation with independent financial advisors), is reasonably capable of being financed by such third party.

                   (c) ASC shall promptly advise MeriStar orally and in writing of any ASC Acquisition Proposal or any inquiry with respect to or which could reasonably be expected to lead to any ASC Acquisition Proposal, the material terms and conditions of such ASC Acquisition Proposal or inquiry and the identity of the person making any such ASC Acquisition Proposal or inquiry. ASC shall keep MeriStar fully informed of the status and details of any such ASC Acquisition Proposal or inquiry. ASC shall give MeriStar at least three days' advance notice of any information to be supplied to, and at least five days' advance notice of any agreement to be entered into with, any person making an ASC Acquisition Proposal.

                   (d) Nothing contained in this Section 5.9 will prohibit ASC from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to ASC's stockholders if the Board of Directors of ASC determines that such disclosure is necessary in order to comply with the Board of Directors of ASC's duties under applicable Law.

                   Section 5.10 Additional Covenants. At or prior to the Effective Time:

                   (a) ASC shall use its reasonable best efforts either (i) to obtain the required consent (the "ASC Senior Credit Facility Amendment") of the lenders under the ASC Senior Credit Facility to amend the ASC Senior Credit Facility to increase the aggregate principal amount available for borrowing thereunder to $285.0 million or (ii) to terminate and prepay the ASC Senior Credit Facility and enter into a new senior credit facility (the "New ASC Senior

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Credit  Facility") whose aggregate  principal amount is $285.0 million,  in each case, on terms substantially as set forth in Section 5.10(a) of the ASC Disclosure Letter;

                   (b) MeriStar shall use its reasonable best efforts to cause the termination and repayment of the Senior Secured Credit Facility, dated as of February 29, 2000, between MeriStar H&R Operating Company, L.P. and Societe Generale, Southwest Agency (the "MeriStar Senior Secured Credit Facility");

                   (c) ASC shall use its reasonable best efforts to cause the entire $13.0 million available under Tranche C of the Resorts Credit Facility to be drawn and shall use its reasonable best efforts to cause the Resorts Credit Facility to be amended (the "Resorts Credit Facility Amendment") and shall use its reasonable best efforts to cause Tranche C under the Resorts Credit Facility to be repaid in the form of an issuance of a number of shares of ASC Common Stock calculated by dividing (x) the outstanding aggregate principal amount of such Tranche C as of the Effective Time plus all accrued and unpaid interest on the outstanding aggregate principal amount of such Tranche C through October 31, 2000 by (y) $2.22 (the "Resorts Credit Facility Conversion");

                   (d) ASC shall use its reasonable best efforts to obtain the required consent (the "ASC Notes Consent") under the ASC Notes Indenture of the holders of the ASC Subordinated Notes to complete the Merger, the ASC Senior Credit Facility Amendment, the Resorts Credit Facility Amendment and the other transactions contemplated by this Agreement on the terms and conditions specified in Section 5.10(d) of the ASC Disclosure Letter;

                   (e) ASC shall use its reasonable best efforts to cause the existing Stockholders' Agreement (the "Existing Stockholders' Agreement") among ASC, OCP, Oak Hill Capital Management Partners, L.P., Oak Hill Securities Fund, L.P., OHCP Ski, L.P. and Leslie Otten, dated as of August 6, 1999 and amended on July 31, 2000, to be terminated;

                   (f) MeriStar shall use its reasonable best efforts to cause the transactions set forth in Section 5.10(f) of the MeriStar Disclosure Letter (the "MeriStar-REIT Agreement Amendments") to be accomplished;

                   (g) MeriStar shall use its reasonable best efforts to obtain or cause to be obtained all consents or waivers listed in Section 3.5(b) of the MeriStar Disclosure Letter;

                   (h) ASC shall use its reasonable best efforts to obtain or cause to be obtained all consents and waivers that are listed in Section 4.5(b) of the ASC Disclosure Letter;

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                   (i) ASC shall use its  reasonable  best  efforts to cause the transactions contemplated by the ASC Voting/Recapitalization Agreement to occur;

                   (j) MeriStar shall use its reasonable best efforts to cause each of the holders of the MeriStar Senior Management Options to execute a waiver (each, a "MeriStar Senior Management Option Vesting Waiver") of the vesting of each of such holder's MeriStar Senior Management Options caused by the completion of the Merger, such that such MeriStar Senior Management Option vests on the date it would have vested under the relevant MeriStar Option Plan had the Merger not occurred;

                   (k) MeriStar shall use its reasonable best efforts to cause the Amendment to the Amended and Restated Agreement of Limited Partnership of MeriStar H&R Operating Company, L.P., dated August 3, 1998 (as amended, the "Amended OP Agreement") , substantially in the form set forth in Section 5.10(k) of the MeriStar Disclosure Letter (the "MeriStar OP Amendment"), to be executed;

                   (l)  ASC shall:

                  (i) Use its reasonable best efforts to issue the warrants (the "Warrants") to purchase 6,000,000 shares of ASC Common Stock at an exercise price of $2.50 per share to be issued to Oak Hill Capital Partners, L.P. ("OCP") under the Securities Purchase Agreement, dated July 31, 2000 as amended on September 28, 2000 and November 10, 2000 (as amended, the "Warrant Purchase Agreement"), among ASC, Resort Properties and OCP;

                  (ii) If shares of the capital stock of Resort Properties have been issued to OCP under the Warrant Purchase Agreement, ASC shall use its reasonable best efforts to cause those shares of the capital stock of Resort Properties to be transferred to ASC in exchange for the Warrants; and

                  (iii) Use its reasonable best efforts to cause all consents necessary for the transactions described in clauses (i) and (ii) of this Section 5.10(l) to be obtained;

                   (m) MeriStar shall provide to ASC copies of any reports or written assertions of the type described in Section 3.16 received after the date hereof within ten days after their first being received by it;

                   (n) ASC will provide to MeriStar copies of any reports or written assertions of the type described in Section 4.16 received after the date hereof within ten days of their first being received by it;

                   (o)  Notwithstanding   anything  to  the  contrary  in  this
Agreement, if the consent or other fees (exclusive of legal and other expenses) incurred in connection with ASC's obligations set forth in clauses (a) and (d)

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of this Section 5.10 are, in the aggregate, in excess of the amount set forth in
Section 5.10(o) of the ASC Disclosure Letter, the term "reasonable best efforts," as used in Sections 5.10(a) and (d), shall not include the incurrence of such excess fees. ASC shall not incur such excess fees without the prior written consent of MeriStar, which consent shall not be unreasonably withheld;

                   (p) ASC shall use its reasonable best efforts to file with the SEC a registration statement covering resales of ASC Common Stock issuable under the Amended OP Agreement and to have such registration statement declared effective as promptly as practicable after the Merger;

                   (q) ASC shall use its reasonable best efforts to execute and deliver a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form attached to this Agreement as Annex E; and

                   (r) MeriStar shall take all further action (in addition to that referred to in Section 3.19 reasonably requested in writing by ASC (including redeeming the MeriStar Shareholder Rights immediately prior to the Effective Time or amending the MeriStar Rights Agreement)) in order to render the MeriStar Shareholder Rights inapplicable to the Merger and the other transactions contemplated by this Agreement and the Voting and Recapitalization Agreement. Except as provided in this Section 5.10(s), with respect to the Merger and the other transactions contemplated by this Agreement and the Voting and Recapitalization Agreement, MeriStar shall not (a) amend the MeriStar Rights Agreement or (b) take any action with respect to, or make any determination under, the MeriStar Shareholder Rights Agreement, including a redemption of the MeriStar Shareholder Rights or any action to facilitate a MeriStar Acquisition Proposal.

                   Section 5.11 Directors' and Officers' Indemnification and Insurance.

                   (a) ASC agrees that all rights to indemnification now existing in favor of any employee, agent, director or officer of MeriStar and the MeriStar Subsidiaries (the "Indemnified Parties") as provided in their respective charters or by-laws, in an agreement between an Indemnified Party and MeriStar or one of the MeriStar Subsidiaries, or otherwise in effect on the date of this Agreement shall survive the Merger and shall continue in full force and effect for a period of not less than six years after the Effective Time; provided that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. The Surviving Corporation shall indemnify all Indemnified Parties to the fullest extent permitted by applicable law with respect to all acts and omissions arising out of such individuals' services as officers, directors, employees or agents of MeriStar or any of the MeriStar Subsidiaries or as trustees or fiduciaries of any plan for the benefit of employees, or otherwise on behalf of,

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MeriStar or any of the MeriStar  Subsidiaries,  occurring prior to the Effective
Time, including the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or
investigation  in  connection  with  any  matter,   including  the  transactions
contemplated by this Agreement, occurring at or after, the Effective Time, the Surviving Corporation shall pay as incurred such Indemnified Party's legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.

                   (b) ASC agrees that, from and after the Effective Time, it shall cause the Surviving Corporation to maintain in effect for not less than six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by MeriStar; provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous, taken as a whole, and provided that such substitution shall not result in any gaps or lapses in coverage with respect to matters occurring prior to the Effective Time; and provided, further, that the Surviving Corporation shall not be required to pay an annual premium in excess of 300% of the last annual premium paid by MeriStar prior to the date of this Agreement, and if the Surviving Corporation is unable to obtain the insurance required by this Section 5.11(b) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

                   (c) The  provisions  of this  Section 5.11 are intended to be
for  the  benefit  of  each   Indemnified   Party  and  his  or  her  heirs  and
representatives.

                    Section 5.12 Affiliates. Prior to the later of (x) the 30th day after the date of this Agreement and (y) the 15th day after the record date for the MeriStar Stockholders Meeting, (i) MeriStar shall deliver to ASC a letter identifying all persons who may be deemed to be affiliates of MeriStar under Rule 145 of the Securities Act as of the record date for the MeriStar Stockholders Meeting, including, without limitation, all of its directors and executive officers; and (ii) MeriStar shall advise the persons identified in such letter ("Rule 145 Affiliates") of the resale restrictions imposed by applicable securities laws and shall use its reasonable best efforts to obtain from each person identified in such letter a written agreement, substantially in the form of Annex D to this Agreement (a "Rule 145 Affiliate Agreement"). Notwithstanding anything to the contrary contained in this Agreement, ASC shall be entitled to withhold, or to instruct the exchange agent to withhold, certificates representing ASC Common Shares to be received by any such stockholder, until such time as ASC has received a duly executed and delivered Rule 145 Affiliate Agreement from such Stockholder.

                    Section 5.13 Reasonable Best Efforts. Subject to the terms and conditions provided in this Agreement and to applicable legal requirements, each of the parties to this Agreement agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done consistent with the fiduciary duties of the Board of Directors of such party,

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and to assist and cooperate  with the other parties to this  Agreement in doing, as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to ensure that the conditions set forth in
Article VI are satisfied and to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action. Nothing contained in this Agreement shall give ASC or MeriStar, directly or indirectly, rights to control or direct the other party's operations prior to the Effective Time.

                    Section 5.14    Consents; Filings; Further Action.

                   (a) Upon the terms and subject to the conditions of this Agreement, each of the parties to this Agreement shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement, (ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by ASC or MeriStar or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement, (iii) make all necessary filings, and thereafter make any other submissions either required or deemed appropriate by each of the parties, with respect to this Agreement and the Merger and the other transactions contemplated by this Agreement required under (A) the Securities Act, the Exchange Act and any other applicable federal or Blue Sky Laws, (B) the HSR Act, (C) the DGCL, (D) any other applicable Law and (E) the rules and regulations of the NYSE. The parties to this Agreement shall cooperate and consult with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing, and none of the parties will file any such document if any of the other parties shall have reasonably objected to the filing of such document. No party to this Agreement shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Merger and the other transactions contemplated by this Agreement at the behest of any Governmental Entity without the consent and agreement of the other parties to this Agreement, which consent shall not be unreasonably withheld or delayed.

                   (b) Without limiting the generality of Section 5.14(a), each party to this Agreement shall promptly inform the others of any material communication from the Federal Trade Commission, the Department of Justice or any other domestic or foreign government or governmental or multinational authority regarding any of the transactions contemplated by this Agreement. If any party or any affiliate thereof receives a request for additional information

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or  documentary  material from any such  government or authority with respect to the transactions contemplated by this Agreement, then such party shall endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. ASC shall advise MeriStar promptly in respect of any understandings, undertakings or agreements (oral or written) which ASC proposes to make or enter into with the Federal Trade Commission, the Department of Justice or any other domestic or foreign government or governmental or multinational authority in connection with the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, ASC shall use its reasonable best efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory laws, rules or regulations of any domestic or foreign government or governmental authority or any multinational authority. Notwithstanding the foregoing, nothing in this Section 5.14 shall require, or be construed to require, ASC or MeriStar, in connection with the receipt of any regulatory approval, to proffer to, or agree to (A) sell or hold separate and agree to sell, divest or to discontinue or limit, before or after the Effective Time, any assets, businesses, or interest in any assets or businesses of ASC, MeriStar or any of their respective affiliates (or to consent to any sale, or agreement to sell, or discontinuance or limitation by ASC or MeriStar, as the case may be, of any of its assets or businesses) or (B) agree to any conditions relating to, or changes or restriction in, the operations of any such asset or businesses which, in either case, could reasonably be expected to result in a Material Adverse Effect on ASC or a Material Adverse Effect on MeriStar or to materially and adversely impact the economic or business benefits to such party of the transactions contemplated by this Agreement.

                   Section 5.15 Plan of Reorganization. This Agreement is intended to constitute a "plan of reorganization" within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party to this Agreement shall use its reasonable best efforts to cause the Merger to qualify, and shall not, without the prior written consent of the parties to this Agreement, knowingly take any actions or cause any actions to be taken which could prevent the Merger from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. Following the Effective Time, and consistent with any such consent, none of the Surviving Corporation, ASC or any of their affiliates shall knowingly take any action or knowingly cause any action to be taken which would cause the Merger to fail to so qualify as a reorganization under Section 368(a) of the Code.

                   Section 5.16 Public Announcements. ASC and MeriStar shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or the requirements of the NYSE, in which case the

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issuing  party shall use its  reasonable  best efforts to consult with the other parties before issuing any such release or making any such public statement.

                   Section 5.17 Obligations of Merger Sub. ASC shall take all actions necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

                   Section 5.18 Stock Exchange Listings and De-Listings. ASC shall use its reasonable best efforts to cause the shares of ASC Common Stock to be issued in the Merger to be approved for listing on the NYSE subject to official notice of issuance, prior to the Effective Time. The parties shall use their reasonable best efforts to cause the Surviving Corporation to cause MeriStar Common Stock to be de-listed from the NYSE and de-registered under the Exchange Act as soon as practicable following the Effective Time.

                    Section 5.19 Takeover Statutes. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of ASC and MeriStar and its respective board of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

                    Section 5.20 Dividends. MeriStar and ASC shall coordinate with each other with respect to the declaration, setting of record dates and payment dates of dividends on MeriStar Common Stock and ASC Shares so that holders of MeriStar and ASC Common Stock do not receive dividends on both MeriStar Common Stock and ASC Common Stock received in the Merger in respect of any calendar quarter or fail to receive a dividend on either MeriStar Common Stock or ASC Common Stock received in the Merger in respect of any calendar quarter.


                                   ARTICLE VI

                                   CONDITIONS

                    Section 6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger and consummate the other transactions contemplated by this Agreement to be consummated on the Closing Date is subject to the satisfaction or waiver at or

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prior  to the  Effective  Time of each of the  following  conditions;  provided, however, that a party may not assert that it is not obligated to effect the Merger and consummate the other transactions contemplated by this Agreement based on a failure to fulfill the conditions listed in this Section 6.1 if such failure is caused primarily by the actions or omissions of such party or its affiliates:

                   (a) Stockholder Approval. (i) The MeriStar Proposals shall have been duly approved by the Requisite MeriStar Vote; (ii) the ASC Proposals shall have been duly approved by the Requisite ASC Vote; and (iii) this Agreement and the transactions contemplated hereby shall have been duly approved by ASC as the sole stockholder of Merger Sub.

                   (b) Listing. The shares of ASC Common Stock issuable to MeriStar's stockholders pursuant to this Agreement shall have been authorized for listing on the NYSE, subject to official notice of issuance.

                   (c) HSR. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated.

                   (d) Consents. All consents, approvals and action of any Governmental Entity required to permit the consummation of the Merger and the other transactions contemplated by this Agreement shall have been obtained or made, free of any condition that could reasonably be expected to result in a Material Adverse Effect on ASC or a Material Adverse Effect on MeriStar.

                   (e) Injunctions. No court or Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, orders, injunction or decree (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or the other transactions contemplated by this Agreement or that, individually or in the aggregate with all other such Laws, orders, injunctions or decrees, could reasonably be expected to result in a Material Adverse Effect on ASC, a Material Adverse Effect on MeriStar, or a material adverse effect on MeriStar and ASC and their subsidiaries, taken as a whole after giving effect to the Merger.

                   (f) Registration Statement. The Registration Statement shall have become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been initiated or be threatened by the SEC.

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                   (g) Other Conditions.

                  (i) The ASC Senior Credit Facility Amendment shall have been executed or the New ASC Senior Credit Facility shall have been obtained and, in either case, the conditions precedent to the availability of the funds thereunder shall have been satisfied or waived by the parties thereto; and

                  (ii) The ASC Notes Consent shall have been obtained.

                   Section 6.2 Conditions to Obligations of ASC and Merger Sub. The obligations of ASC and Merger Sub to effect the Merger and consummate the other transactions contemplated by this Agreement to be consummated on the Closing Date are also subject to the satisfaction or waiver by ASC at or prior to the Effective Time of the following conditions:

                   (a) Representations and Warranties. The representations and warranties of MeriStar set forth in this Agreement that are qualified as to materiality or Material Adverse Effect shall be true and correct, and the representations and warranties of MeriStar set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and ASC shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of MeriStar contained in this Agreement are so qualified) signed on behalf of MeriStar by an executive officer of MeriStar to such effect.

                   (b) Performance of Obligations of MeriStar. MeriStar shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and ASC shall have received a certificate signed on behalf of MeriStar by an executive officer of MeriStar to such effect.

                   (c) Material Adverse Effect. Since the date of this Agreement, there shall have been no Material Adverse Effect on MeriStar, and ASC shall have received a certificate of an executive officer of MeriStar to such effect.

                   (d) Consents Under Agreements. MeriStar shall have obtained the consent, approval or waiver of each person that is not a Governmental Entity and is a party to an agreement to which MeriStar is a party whose consent, approval or waiver shall be required in order to consummate the transactions contemplated by this Agreement, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on MeriStar.

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                   (e)  Affiliate  Letters.  ASC shall have received an executed copy of a Rule 145 Affiliate Agreement from each Rule 145 Affiliate of MeriStar.

                   (f) MeriStar-REIT Agreement Amendments. The MeriStar-REIT Agreement Amendments shall have been executed.

                   (g) Termination of MeriStar Senior Secured Credit Facility. The MeriStar Senior Secured Credit Facility shall have been terminated and repaid.

                   (h) MeriStar Senior Management Option Vesting Waivers. All of the MeriStar Senior Management Option Vesting Waivers shall have been obtained.

                   (i) MeriStar Hospitality Corporation Financing. The commitments for the financing from MeriStar Hospitality Corporation (the "REIT"), substantially in the terms set forth in Section 6.2(i) of the MeriStar Disclosure Letter, shall have been obtained.

                   (j) MeriStar OP Amendment. The MeriStar OP Amendment shall have been executed.

                   Section 6.3 Conditions to Obligation of MeriStar. The obligation of MeriStar to effect the Merger and consummate the other transactions contemplated by this Agreement to be consummated on the Closing Date is also subject to the satisfaction or waiver by MeriStar at or prior to the Effective Time of the following conditions:

                   (a) Representations and Warranties. The representations and warranties of each of ASC and Merger Sub set forth in this Agreement that are qualified as to materiality or Material Adverse Effect shall be true and correct, and the representations and warranties of ASC and Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and MeriStar shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of each of ASC and Merger Sub contained in this Agreement are so qualified) signed on behalf of each of ASC and Merger Sub by an executive officer of ASC to such effect.

                   (b) Performance of Obligations of ASC and Merger Sub. Each of ASC and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and MeriStar shall have received a certificate signed on behalf of ASC and Merger Sub by an executive officer of ASC to such effect.

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

                   (c) Material Adverse Effect. Since the date of this Agreement, there shall have been no Material Adverse Effect on ASC, and MeriStar shall have received a certificate of an executive officer of ASC to such effect.

                   (d) Consents Under Agreements. ASC shall have obtained the consent, approval or waiver of each person that is not a Governmental Entity and is a party to an agreement to which ASC is a party whose consent, approval or waiver shall be required in order to consummate the transactions contemplated by this Agreement, except those for which failure to obtain such consents, approval or waiver, individually or in the aggregate, could not reasonably be expected to result in Material Adverse Effect on ASC.

                   (e) Tax Opinion. MeriStar shall have received the opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to MeriStar, dated on or about the date that is two business days prior to the date the Proxy Statement is first mailed to MeriStar Shareholders, in form and substance reasonably satisfactory to MeriStar, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that each of ASC, Merger Sub and MeriStar will be a party to that reorganization within the meaning of Section 368(b) of the Code which opinion shall not have been withdrawn or modified in any material respect.

                   (f) Recapitalization.

                  (i) All of the issued and outstanding shares of ASC Series A Preferred Stock shall have been converted in accordance with the ASC Voting/Recapitalization Agreement.

                  (ii) All of the issued and outstanding shares of ASC Series B Preferred Stock shall have been converted in accordance with the ASC Voting/Recapitalization Agreement.

                  (iii) Each share of ASC Class A Common Stock shall have been converted into one share of ASC Common Stock in accordance with the ASC Voting/Recapitalization Agreement.

                  (iv) Each of the parties to the ASC Voting/ Recapitalization Agreement shall have performed all of its respective obligations thereunder in all material respects.

                  (v) The Resorts Credit Facility Amendment and the Resorts Credit Facility Conversion shall have occurred.

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                   (vi) The transactions described in Section 5.10(l) shall have been completed, and all consents described in Section 5.10(l)(iii) shall have been obtained.

                   (vii) Termination of the Existing Stockholders' Agreement. The Existing Stockholders' Agreement shall have been terminated.


                                   ARTICLE VII

                                   TERMINATION

                   Section 7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement, as follows:

                   (a) by mutual written consent of ASC (duly authorized by its Board of Directors) and MeriStar (duly authorized by its Board of Directors);


                   (b) by either ASC or MeriStar, if the Effective Time shall not have occurred on or before April 30, 2001; provided, however, that (i) the right to terminate this Agreement under this Section 7.1(b) shall not be available to the party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; (ii) if the applicable federal antitrust authority seeks an order, injunction or decree with respect to the legality of the Merger under applicable antitrust Laws, this Agreement may be extended prior to the termination of this Agreement by written notice of either ASC or MeriStar to the other to the date that is 30 days following the date on which a ruling with respect to such an order, injunction or decree is entered by a trial court or administrative body; and (iii) if such order, injunction or decree has been entered, which had the effect of enjoining the consummation of the Merger and any party to this Agreement shall have commenced an appeal thereof, this Agreement may be extended prior to the termination of this Agreement by written notice of either ASC or MeriStar to the other to the date which is 30 days following the issuance of a decision by the applicable appeals court with respect to such an appeal; provided, further, that, notwithstanding anything to the contrary in this Section 7.1(b), in no event shall this Agreement be extended beyond May 31, 2001;

                   (c) by either ASC or MeriStar, if any order, injunction or decree preventing the consummation of the Merger shall have been entered by any court of competent jurisdiction or Governmental Entity and shall have become final and nonappealable;

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

                   (d) by either ASC or MeriStar, if (i) the MeriStar Proposals fail to receive the Requisite MeriStar Vote at the MeriStar Stockholders Meeting or any adjournment or postponement thereof or (ii) the ASC Proposals fail to receive the Requisite ASC Vote at the ASC Stockholders Meeting or any adjournment or postponement thereof;

                   (e) by ASC, upon a breach of any material representation, warranty, covenant or agreement on the part of MeriStar set forth in this Agreement, or if any representation or warranty of MeriStar has become untrue, in either case such that the conditions set forth in either of Section 6.2(a) or 6.2(c) would not be satisfied (a "Terminating MeriStar Breach"); provided, however, that, if such Terminating MeriStar Breach is curable by MeriStar through the exercise of its reasonable best efforts and for so long as MeriStar continues to exercise such reasonable best efforts, ASC may not terminate this Agreement under this Section 7.1(e) for a period of 30 days after discovery and notification thereof;

                   (f) by MeriStar, upon breach of any material representation, warranty, covenant or agreement on the part of ASC set forth in this Agreement, or if any representation or warranty of ASC has become untrue, in either case such that the conditions set forth in either of Section 6.3(a) or 6.3(c) would not be satisfied (a "Terminating ASC Breach"); provided, however, that, if such Terminating ASC Breach is curable by ASC through its reasonable best efforts and for so long as ASC continues to exercise such reasonable best efforts, MeriStar may not terminate this Agreement under this Section 7.1(f) for a period of 30 days after discovery and notification thereof;

                   (g) by ASC, if (i) the Board of Directors of MeriStar withdraws, modifies or changes its approval or recommendation of this Agreement in a manner adverse to ASC or has resolved to do so, (ii) the Board of Directors of MeriStar has recommended to the stockholders of MeriStar a MeriStar Acquisition Proposal or shall have resolved to do so or (iii) a tender offer or exchange offer for any outstanding shares of capital stock of MeriStar is commenced and the Board of Directors of MeriStar fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders);

                   (h) by MeriStar, if (i) the Board of Directors of ASC withdraws, modifies or changes its approval or recommendation of this Agreement in a manner adverse to MeriStar or shall have resolved to do so, (ii) the Board of Directors of ASC shall have recommended to the stockholders of ASC an ASC Acquisition Proposal or shall have resolved to do so, or (iii) a tender offer or exchange offer for any outstanding shares of capital stock of ASC is commenced and the Board of Directors of ASC fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no

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position with respect to the  acceptance of such tender offer or exchange  offer by its stockholders);

                   (i) by ASC, if, prior to the ASC Stockholders Meeting, the Board of Directors of ASC shall have withdrawn or modified in accordance with
Section 5.9 in any manner adverse to MeriStar its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any ASC Superior Proposal; provided, however, that ASC may not terminate this Agreement pursuant to this Section 7.1(i) until three business days have elapsed following delivery to MeriStar of written notice of such determination of ASC (which written notice will inform MeriStar of the material terms and conditions of the ASC Superior Proposal); provided, further, however, that such termination under this Section 7.1(i) shall not be effective until ASC has made payment to MeriStar of the amounts required to be paid pursuant to Section 7.3(c); or

                   (j) by MeriStar, if, prior to the MeriStar Stockholders Meeting, the Board of Directors of MeriStar shall have withdrawn or modified in accordance with Section 5.8 in any manner adverse to ASC its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any MeriStar Superior Proposal; provided, however, that MeriStar may not terminate this Agreement pursuant to this Section 7.1(j) until three business days have elapsed following delivery to ASC of written notice of such determination of MeriStar (which written notice will inform ASC of the material terms and conditions of the MeriStar Superior Proposal); provided, further, however, that such termination under this Section 7.1(j) shall not be effective until MeriStar has made payment to ASC of the amounts required to be paid pursuant to Section 7.3(b).

                   Section  7.2 Effect of  Termination.  Except as provided in
Section 7.3 and Section 5.7(b), in the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of ASC and any ASC Subsidiaries, Merger Sub or MeriStar and any MeriStar Subsidiaries or any of their respective Representatives, and all rights and obligations of each party to this Agreement shall cease; provided, however, that nothing in this Agreement shall relieve any party from liability for the wilful breach of any of its representations and warranties or the breach of any of its covenants or agreements set forth in this Agreement.

                   Section 7.3 Expenses and Fees Following Certain Termination Events.

                   (a) Expenses. Except as otherwise provided in Section 7.3 or as set forth in the ASC Voting/Recapitalization Agreement, whether or not the Merger is consummated, all Expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such Expense, except that Expenses incurred in connection with the filing fees for the Proxy Statement and Registration

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

Statement, the printing and mailing of the Proxy Materials and the filing fee under the HSR Act shall be shared equally by ASC and MeriStar. For purposes of this Agreement, "Expenses" consist of all reasonable out-of-pocket expenses (including, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party to this Agreement and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement or the Proxy Materials, the solicitation of stockholder approvals and all other matters related to the closing of the transactions contemplated by this Agreement.

                   (b) Fees and Expenses Payable by MeriStar.

                  (i) If this Agreement is terminated pursuant to Section 7.1(d)(i), (g) or (j), then MeriStar shall, upon such termination, pay as directed by ASC (1) a fee equal to $5,000,000, plus (2) the reimbursement of all of ASC's documented Expenses up to a maximum reimbursable amount of $1,000,000.

                  (ii) Payment of any amounts under this Section 7.3(b) shall be made by wire transfer of immediately available funds to a bank account designated in writing by ASC.

                  (c) Fees and Expenses Payable by ASC.

                  (i) If this Agreement is terminated pursuant to Section 7.1(d)(ii), (h) or (i), then ASC shall, upon such termination, pay as directed by MeriStar (1) a fee equal to $7,000,000, plus (2) the reimbursement of all of MeriStar's documented Expenses up to a maximum reimbursable amount of $1,000,000.

                  (ii) Payment of any amounts under this Section 7.3(c) shall be made by wire transfer of immediately available funds to a bank account designated in writing by MeriStar.

                   (d) MeriStar acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, ASC and the Merger Sub would not enter into this Agreement; accordingly, if MeriStar fails to pay promptly the amounts due pursuant to Section 7.3(b), and, in order to obtain such payment, ASC commences a suit which results in a judgment against MeriStar for all or a portion of such amounts, MeriStar shall pay to ASC the Expenses of ASC in connection with such suit, together with interest on the amounts payable to ASC at the prime rate of Citibank, N.A., in effect on the date such payment was required to be made.

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

                   (e) ASC  acknowledges  that the agreements  contained in this
Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, MeriStar would not enter into this Agreement; accordingly, if ASC fails to pay promptly the amounts due pursuant to Section 7.3(c), and, in order to obtain such payment, MeriStar commences a suit which results in a judgment against MeriStar for all or a portion of such amounts, ASC shall pay to MeriStar the Expenses of MeriStar in connection with such suit, together with interest on the amounts payable to MeriStar at the prime rate of Citibank, N.A., in effect on the date such payment was required to be made.

                   (f) This Section 7.3 shall survive the termination of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

       Section 8.1 Certain Definitions. For purposes of this Agreement:

                   (a) The term "affiliate," as applied to any person, means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, for purposes of this Agreement, the REIT, ASC, Merger Sub and the ASC Subsidiaries shall not be deemed to be affiliates of MeriStar or the MeriStar Subsidiaries, and MeriStar and the MeriStar Subsidiaries will not be deemed to be affiliates of ASC or the ASC Subsidiaries.

                   (b) The term "business day" means any day, other than Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time. In computing any time period under this Agreement, the date of the event which begins the running of such time period shall be included except that if such event occurs on other than a business day such period shall begin to run on and shall include the first business day thereafter.

                   (c) The term "including" means, unless the context clearly requires otherwise, including but not limited to the things or matters named or listed after that term.

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

                   (d) The term "knowledge," (i) as applied to MeriStar means the actual knowledge of the persons listed in Section 8.1(d) of the MeriStar Disclosure Letter and (ii) as applied to ASC means the actual knowledge of the persons listed in Section 8.1(d) of the ASC Disclosure Letter.

                   (e) The term "Material Adverse Effect on MeriStar" means any change in or effect on the business, assets, properties, results of operations or financial condition of MeriStar or any MeriStar Subsidiary that is materially adverse to MeriStar and the MeriStar Subsidiaries, taken as a whole, or that could reasonably be expected to materially impair the ability of MeriStar to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement.

                   (f) The term "Material Adverse Effect on ASC" means any change in or effect on the business, assets, properties, results of operations or financial condition of ASC or any ASC Subsidiary that is materially adverse to ASC and the ASC Subsidiaries, taken as a whole, or that could reasonably be expected to materially impair the ability of ASC or Merger Sub to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement.

                   (g) The term "person" shall include individuals, corporations, limited and general partnerships, trusts, limited liability companies, associations, joint ventures, Governmental Entities and other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

                   (h) The term "subsidiary" or "subsidiaries" means, with respect to ASC, MeriStar or any other person, any entity of which ASC, MeriStar or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, stock or other equity interests the holders of which are generally entitled to more than 50% of the vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                   Section 8.2 Survival.  The  representations and warranties in this Agreement and in any  certificate  delivered  under this Agreement shall not survive the Effective Time. Each party agrees that, except for the representations and warranties contained in this Agreement, the MeriStar Disclosure Letter and the ASC Disclosure Letter, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other Representatives with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

                   Section 8.3 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

                   Section 8.4 GOVERNING LAW; WAIVER OF JURY TRIAL.

                   (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, EXCEPT THAT MATTERS GOVERNED OR AFFECTED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE SHALL BE GOVERNED BY THAT LAW.

                   (b) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and
difficult  issues,   and  therefore  each  such  party  hereby  irrevocably  and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 8.4(b).

                   Section 8.5 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

                    If to ASC or Merger Sub:

                            American Skiing Company
                            One Monument Way
                            Portland, Maine 04101
                            Attention: Christopher E. Howard
                                       Foster A. Stewart, Jr.
                            Fax:  (207) 791-2607

                            with copies to:

                            Shearman & Sterling
                            599 Lexington Avenue
                            New York, New York 10022-6069
                            Attention:  Mark Roppel, Esq.
                            Fax:  (212) 848-7179

                                    and

                            Oak Hill Capital Partners, L.P.
                            201 Main Street
                            Forth Worth, Texas  76102
                            Attention:  Ray Pinson
                            Fax: (817) 280-0576

                                    and

                            Oak Hill Capital Management Partners, L.P.
                            Park Avenue Tower
                            65 East 55th Street
                            New York, New York  10022
                            Attention:  Steven B. Gruber
                                        Bradford E. Bernstein
                            Fax:  (212) 838-8411

                    If to MeriStar:

                            MeriStar Hotels & Resorts, Inc.
                            1010 Wisconsin Avenue, NW
                            Washington, DC 20007
                            Attention:  Christopher L. Bennett, Esq.
                            Telecopy:   (202) 295-1026


                            with a copy to:

                            Paul, Weiss, Rifkind, Wharton & Garrison
                            1285 Avenue of the Americas
                            New York, New York 10019-6064
                            Attention:  Richard S. Borisoff, Esq.
                            Fax:  (212) 757-3990

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

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

                    Section 8.6 Entire Agreement. This Agreement (including any annexes to this Agreement), the MeriStar Disclosure Letter and the ASC Disclosure Letter, the ASC Voting/Recapitalization Agreement and the MeriStar Voting Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of this Agreement.

                    Section 8.7 No Third Party Beneficiaries. Except as provided in Section 5.10 this Agreement is not intended to confer upon any person other than the parties to this Agreement any rights or remedies under this Agreement.

                    Section 8.8 Amendment. This Agreement may be amended by the parties to this Agreement by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided that, after the approval of this Agreement by the stockholders of MeriStar or ASC, no amendment may be made that would reduce the amount or change the type of consideration into which each share of MeriStar Common Stock or ASC Class A Common Stock or ASC Series A Preferred Stock or ASC Series B Preferred Stock, as the case may be, shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties to this Agreement.

                    Section 8.9 Waiver. At any time prior to the Effective Time, any party to this Agreement may (a) extend the time for the performance of any obligation or other act of any other party to this Agreement, (b) waive any inaccuracy in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance with any agreement or condition contained in this Agreement. Any waiver of a condition set forth in Section 6.1, or any determination that such a condition has been satisfied, will be effective only if made in writing by each of MeriStar and ASC and, unless otherwise specified in such writing, shall thereafter operate as a waiver (or satisfaction) of such conditions for any and all purposes of this Agreement. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                    Section 8.10 Obligations of ASC and of MeriStar. Whenever this Agreement requires an ASC Subsidiary to take any action, that requirement shall be deemed to include an undertaking on the part of ASC to cause that ASC Subsidiary to take that action. Whenever this Agreement requires a MeriStar Subsidiary to take any action, that requirement shall be deemed to include an undertaking on the part of MeriStar to cause that MeriStar Subsidiary to take that action and, after the Effective Time, on the part of the Surviving Corporation to cause that MeriStar Subsidiary to take that action.

                    Section  8.11   Severability.   The  provisions  of  this
Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

                    Section 8.12 Interpretation. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a Section, exhibit or annex, that reference shall be to a Section of or exhibit or annex to this Agreement unless otherwise indicated.

                    Section 8.13 Assignment. This Agreement shall not be assignable by operation of law or otherwise, except that pursuant to Section 1.1(b) ASC may designate, by written notice to MeriStar, an ASC Subsidiary that is wholly owned directly or indirectly by ASC to be merged with and into MeriStar in lieu of Merger Sub, in which event all references in this Agreement to Merger Sub shall be deemed references to such ASC Subsidiary, and in that case, all representations and warranties made in this Agreement with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such ASC Subsidiary as of the date of such designation.

                    Section 8.14 Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise reached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

                              MERISTAR HOTELS & RESORTS, INC.


                              By:  /s/ Paul W. Whetsell
                                   --------------------------------------------
                                   Name: Paul W. Whetsell
                                   Title: Chief Executive Officer


                              AMERICAN SKIING COMPANY

                              By:  /s/ Leslie B. Otten
                                   --------------------------------------------
                                   Name: Leslie B. Otten
                                   Title: President


                              ASC MERGER SUB, INC.

                              By:  /s/ Leslie B. Otten
                                   --------------------------------------------
                                   Name: Leslie B. Otten
                                   Title: President

                                                                         ANNEX A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            DORAL INTERNATIONAL, INC.

                  The undersigned, Foster A. Stewart, Jr., certifies that he is the ___________ of American Skiing Company, a corporation organized and existing under the laws of the State of Delaware (the "corporation"), and does hereby further certify as follows:

(1) The name of the corporation is American Skiing Company, and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on _________________.

(2) This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

(3) The text of the Restated Certificate of Incorporation of the corporation as amended hereby is restated to read in its entirety, as follows:

         FIRST: The name of the corporation is Doral International, Inc.

         SECOND: The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 300,000,000, divided into 299,500,000 shares of common stock, par value of $0.01 per share ("Common Stock"), and 500,000 shares of serial preferred stock, par value of $0.01 per share ("Serial Preferred Stock").

(1)      Voting Rights.

         Subject to the provisions of any applicable law or of the Bylaws of the corporation, as from time to time amended, with respect to the closing of the transfer books or the fixing or a record date for the determination of stockholders entitled to vote:

         (a) Each holder of Common Stock shall be entitled to one vote for each share held, except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of shares of Serial Preferred Stock.

         (b) The holders of Serial Preferred Stock shall have such voting rights as are set forth elsewhere in this Certificate of Incorporation or as are fixed and determined by the Board of Directors for the particular series.

         (c) There shall be no cumulative voting rights, and no holders of stock of the corporation shall have pre-emptive rights to subscribe for any shares of any class of stock of the corporation whether now or hereafter authorized.

(2)      Dividends.

         Except as otherwise provided by the resolution or resolutions providing for the issue of any series of shares of Serial Preferred Stock, the holders of Common Stock shall be entitled to such dividends on a pro rata basis as may be declared from time to time by the Board of Directors, subject to the other provisions of this Certificate of Incorporation.

(3)      Liquidation.

         In the event of the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled to participate on a pro rata basis in the net assets of the corporation remaining after distributions to the holders of the Serial Preferred Stock.

(4)      Serial Preferred Stock.

         The Board of Directors is authorized, subject to limitations prescribed by law and the other provisions herein, to provide for the issuance of the shares of Serial Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed the total number of shares of Serial Preferred Stock hereinabove authorized, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Serial Preferred Stock from time to time adopted by the Board of Directors.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

         (i) The number of shares constituting that series and the distinctive designation of that series;

         (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

         (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

         (iv) Whether that series shall have conversion or exchangeability privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

         (v) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in the case of redemption, which amount may vary under different conditions and at different redemption dates;

         (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

         (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

         (viii) Any conditions or restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of, any outstanding shares of the corporation; and

         (ix) Any other relative rights, preferences and limitations of that series.

         Series A 14% Preferred Stock. The powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the shares of Serial Preferred Stock designated the "Series A 14% Preferred Stock" are as set forth in this Article Fourth and in Exhibit B to this Certificate of Incorporation.

(5)      Issuance for Consideration.

         Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

         FIFTH: The incorporator of the corporation is Foster A. Stewart, Jr., whose mailing address is c/o American Skiing Company, Sunday River Road, Bethel, Maine 04217.

         SIXTH: Unless and except to the extent that the Bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

         SEVENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any Bylaw whether adopted by them or otherwise.

         EIGHTH: Except as otherwise provided in this Certificate of Incorporation, the corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

         NINTH: The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the corporation. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting of stockholders and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting of stockholders. At each annual meeting of stockholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

         Subject to the rights of the holders of any series of Serial Preferred Stock to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66? percent of all votes entitled to be cast by all of the then outstanding shares of capital stock of the corporation in an election of directors at an annual meeting or at a special meeting of stockholders called for the purpose of removing such director.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article Fourth applicable thereto.

         TENTH: Meetings of stockholders of the corporation may be held at such place, either within or outside the State of Delaware as may be designated by or in the manner provided in the Bylaws. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the corporation, and may not be taken by a written consent of the stockholders pursuant to the Delaware General Corporation Law. Special meetings of stockholders of the corporation may be called at any time only by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the Secretary of the Board, by the Chief Executive Officer or by a majority of the directors, and any power of stockholders to call a special meeting is specifically denied. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

         ELEVENTH: Personal Liability of Directors or Officers.

         (1) Limitation. No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law or (d) for any transaction from which the director derived an improper personal benefit.

         (2) Indemnification and Advance of Expenses. To the extent not prohibited by law, the corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was as a director or officer of the corporation, or, at the request of the corporation, is or was serving as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not directors or officers of the corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the corporation or to an Other Entity at the request of the corporation to the extent the corporation determines to provide such indemnification.

         The corporation shall reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.

         (3) Rights Not Exclusive. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article Eleventh shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         (4) Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article Eleventh, the Certificate of Incorporation or under Section 145 of the General Corporation Law or any other provision of law.

         (5) Binding Effect. The rights to indemnification and to the advancement of expenses conferred in this Article Eleventh shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators. No repeal or modification of this Article Eleventh shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         (6) Procedural Rights. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article Eleventh shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the corporation. Neither the failure of the corporation (including its directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the corporation (including its directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         (7) Service Deemed at Corporation's Request. Any director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the corporation or (b) any employee benefit plan of the corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the corporation.

         TWELFTH: Amendments.

         (1) Certificate of Incorporation. The affirmative vote of the holders of not less than 66? percent of all votes entitled to be cast by all of the then outstanding shares of capital stock of the corporation in an election of directors shall be required to amend, repeal, or adopt any amendment to Article Ninth, Article Eleventh, Article Thirteenth or this Article Twelfth of this Certificate of Incorporation.

         (2) Bylaws. The Bylaws may be altered or repealed and new Bylaws may be adopted (i) at any annual or special meeting of stockholders, by the affirmative vote of not less than a majority of all votes entitled to be cast by all of the then outstanding shares of capital stock of the corporation in the election of directors, provided, however, that any proposed alteration or repeal of, or the adoption of ay bylaw inconsistent with, Sections 2.3, 2.13 or 2.14 of Article 2 of the Bylaws, or any provision of Article 3 of the Bylaws, by stockholders shall require the affirmative vote of not less than 66? percent of all votes entitled to be cast by all of the then outstanding shares of capital stock of the corporation in an election of directors, or (ii) by the affirmative vote of a majority of the Board of Directors.

         THIRTEENTH: Ownership and Transfer Restrictions

         (1) Definitions.

         For the purposes of this Article Thirteenth, the following terms shall have the following meanings:

         "Beneficial Ownership" shall mean ownership of Shares or MeriStar REIT Equity Stock, as applicable, by a Person either directly or under the constructive ownership rules of section 318(a) of the Code, as modified by section 856(d)(5) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

         "Charitable Beneficiary" shall mean an organization or organizations described in sections 170(b)(1)(A) and 170(c) of the Code and identified by the Board of Directors as the beneficiary or beneficiaries of the Excess Share Trust.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Corporation" shall mean Doral International, Inc.

         "Covered Person" shall mean (i) a Person, who or which (ii) Beneficially Owns both outstanding shares of MeriStar REIT Equity Stock and Shares; provided that (A) during such time as the MeriStar REIT Common Stock is regularly traded, within the meaning of section 856(d)(3) of the Code, on the Exchange, clause (ii) of this definition shall be applied in the case of MeriStar REIT Common Stock by including only Persons who Beneficially Own outstanding shares of MeriStar REIT Common Stock in excess of 5% of the total outstanding shares of MeriStar REIT Common Stock and (B) during such time as the Common Stock of the Corporation is regularly traded, within the meaning of section 856(d)(3) of the Code, on the Exchange, clause (ii) of this definition shall be applied in the case of Common Stock of the Corporation by including only Persons who Beneficially Own outstanding shares of such Common Stock in excess of 5% of the total outstanding shares of Common Stock of the Corporation.

         "Excess Shares" shall mean Shares resulting from an event described in
Section 3 of this Article Thirteenth.

         "Excess Share Trust" shall mean the trust created pursuant to Section 3 and Section 11 of this Article Thirteenth.

         "Excess Share Trustee" shall mean a person, who shall be unaffiliated with the Corporation, any Purported Beneficial Transferee and any Purported Record Transferee, identified by the Board of Directors as the trustee of the Excess Share Trust.

         "Exchange" shall mean the New York Stock Exchange.

         "Fair Market Value" shall mean the last reported sales price on the Exchange for Shares of the relevant class or series on the trading day immediately preceding the relevant date, or if not then traded on the Exchange, the last reported sales price for such Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over or through which such Shares may be traded, or if not then traded over or through any exchange or quotation system, then the market price of such Shares on the relevant date as determined in good faith by the Board of Directors.

         "MeriStar REIT Common Stock" shall mean all outstanding shares of common stock, par value $.01 per share, of MeriStar Hospitality Corporation, including such shares that are held as Shares-in-Trust in accordance with
Article V of the charter of MeriStar Hospitality Corporation (or any successor provision of such charter).

         "MeriStar REIT Equity Stock" shall mean all outstanding shares of stock of MeriStar Hospitality Corporation, including, without limitation, MeriStar REIT Common Stock, and shall include shares of stock of MeriStar Hospitality Corporation that are held as Shares-in-Trust in accordance with Article V of the charter of MeriStar Hospitality Corporation (or any successor provision of such charter).

         "Ownership Limit" shall mean 35%, of either (i) the total combined voting power of all outstanding Shares entitled to vote or (ii) the total outstanding Shares. The number and voting power of the outstanding Shares of any class or series shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

         "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in section 642(c) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         "Purported Beneficial Transferee" shall mean, with respect to any Excess Shares, the Person who would have been the beneficial holder of the Shares, if the Shares had not been transferred to the Excess Share Trust.

         "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the Person who would have been the record holder of the Shares, if the Shares had not been transferred to the Excess Share Trust.

         "REIT" shall mean a real estate investment trust under section 856 of the Code.

         "REIT Provisions of the Code" shall mean sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

         "Restriction Termination Date" shall mean such date as may be determined by the Board of Directors as the date on which the ownership and transfer restrictions set forth in this Article Thirteenth should cease to apply; provided that such date may not be prior to the date on which MeriStar Hospitality Corporation makes a public announcement that neither MeriStar Hospitality Corporation nor any affiliate of MeriStar Hospitality Corporation that, directly or indirectly, has in effect any management agreement or other similar service contract pursuant to which the Corporation or any affiliate of the Corporation manages or operates any lodging or related facility of MeriStar Hospitality Corporation or any of its affiliates, intends to qualify as a REIT. "Shares" shall mean the outstanding shares of the Corporation as may be authorized and issued from time to time pursuant to Article Fourth.

         "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Shares (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Shares, (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares and (c) any transfer or other disposition of any interest in Shares as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

         (2) Ownership Limitation.

         (a) Subject to clause (c) of this Section 2, on any date prior to the Restriction Termination Date, one or more Covered Persons who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock may not Beneficially Own Shares in excess of the Ownership Limit;

         (b) Subject to clause (c) of this Section 2, until the Restriction Termination Date, any Transfer that, if effective, would result in one or more Covered Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Shares that would otherwise be Beneficially Owned by any Covered Person or Persons as a result of such Transfer and would result in one or more Covered Persons Beneficially Owning Shares in excess of the Ownership Limit and the intended transferee or transferees shall acquire no rights in such Shares; and

         (c) Nothing contained in this Article Thirteenth shall preclude the settlement of any transaction entered into through the facilities of the Exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article Thirteenth and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article Thirteenth.

         (3) Excess Shares.

         (a) If, notwithstanding the other provisions contained in this Article Thirteenth, at any time prior to the Restriction Termination Date, there is a purported Transfer such that one or more Covered Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, would Beneficially Own Shares in excess of the Ownership Limit (a "Prohibited Transfer"), then Shares Beneficially Owned by the Covered Person or Persons who or which would otherwise be the Beneficial Owner of Shares as a result of the

Prohibited Transfer shall be automatically designated as Excess Shares (without reclassification) until no one or more Covered Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, Beneficially Own Shares in excess of the Ownership Limit. The designation of such Shares as Excess Shares shall be effective as of the close of business on the business day prior to the date of the purported Transfer. If, after designation of such Shares owned directly by a Covered Person as Excess Shares, one or more Covered Persons still Beneficially Own Shares in excess of the Ownership Limit, Shares Beneficially Owned constructively by such Covered Person as a result of the Prohibited Transfer shall be designated as Excess Shares until no one or more Covered Person or Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, Beneficially Own Shares in excess of the Ownership Limit. Where a Covered Person Beneficially Owns Shares constructively through one or more Persons and the Shares held by such other Persons must be designated as Excess Shares, the designation of Shares held by such other Persons as Excess Shares shall be pro rata.

         (b) If, at any time prior to the Restriction Termination Date, an event other than a purported Transfer (an "Event") occurs as a result of which one or more Covered Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, would Beneficially Own Shares in excess of the Ownership Limit (a "Prohibited Event"), then Shares Beneficially Owned by each such Covered Person who or which would be otherwise the Beneficial Owner of Shares as a result of the Prohibited Event shall be automatically designated as Excess Shares to the extent necessary to eliminate such excess ownership. The designation of Shares as Excess Shares shall be effective as of the close of business on the business day prior to the date of the Event. In determining which Shares are designated as Excess Shares, Shares Beneficially Owned by any Covered Person who caused the Event to occur shall be designated as Excess Shares before any Shares not so held are designated. Where several similarly situated Covered Persons exist, the designation of Shares as Excess Shares shall be pro rata. If Shares held by any Covered Person are required to be designated as Excess Shares pursuant to this clause (b) of this Section 3 of this Article Thirteenth, Shares beneficially held by such Covered Person shall first be designated before Shares Beneficially Owned constructively are designated. Where such Covered Person Beneficially Owns Shares constructively through one or more Persons and the Shares held by such other Persons must be designated as Excess Shares, the designation of Shares held by such other Persons as Excess Shares shall be pro rata.

         (4) Prevention of Transfer.

         If the Board of Directors or its designee shall at any time determine in good faith that a Transfer has taken place in violation of Section 2 of this Article Thirteenth or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) of any Shares in violation of Section 2 of this Article Thirteenth, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of Section 2 of this Article Thirteenth shall automatically result in the designation and treatment described in Section 3 of this Article Thirteenth, irrespective of any action (or non-action) by the Board of Directors.

         (5) Notice to Corporation.

         Any Person who acquires or attempts to acquire Shares in violation of
Section 2 of this Article Thirteenth, or any Covered Person who is a transferee such that Excess Shares result under Section 3 of this Article, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice, to the Corporation of such event. Such Person shall also provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the status of MeriStar Hospitality Corporation or any affiliate of MeriStar Hospitality Corporation as a REIT and shall execute and deliver such instruments and provide such further cooperation and assistance as the Board of Directors deems advisable to preserve the status of MeriStar Hospitality Corporation or any affiliate of MeriStar Hospitality Corporation as a REIT.

         (6) Information for Corporation.

         Until the Restriction Termination Date, each Covered Person who is a Beneficial Owner of Shares and each Covered Person (including the stockholder of record) who is holding Shares for a Beneficial Owner shall provide to the Corporation in writing such information with respect to direct, indirect and constructive ownership of Shares as the Board of Directors deems reasonably necessary to comply with the provisions of the Code applicable to the status of MeriStar Hospitality Corporation or any of its affiliates as a REIT, to determine the status of MeriStar Hospitality Corporation or any of its affiliates as a REIT, or to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

         (7) Other Action by Board of Directors.

         Subject to Section 2 of this Article Thirteenth, nothing contained in this Article Thirteenth shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the status of MeriStar Hospitality Corporation or any affiliate of MeriStar Hospitality Corporation as a REIT.

         (8) Ambiguities.

         In the case of an ambiguity in the application of any of the provisions of this Article Thirteenth, including any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Article Thirteenth with respect to any situation based on the facts known to it. In the event this Article Thirteenth requires or permits an action by the Board of Directors and the Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article Thirteenth.

         (9) Legend.

         Each certificate for Shares shall bear substantially the following legend:

         The securities represented by this certificate are subject to restrictions on ownership and transfer. This description is a summary only, and is qualified in its entirety by reference to the full transfer restrictions in the Certificate of Incorporation of Doral International, Inc. (the "Corporation"), a copy of which will be supplied free of charge at any stockholder's request. Except as otherwise provided pursuant to the Certificate of Incorporation of the Corporation, one or more Covered Persons, who or which Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock, may not Beneficially Own outstanding shares of the Corporation in excess of 35% of either (i) the total combined voting power of all outstanding shares entitled to vote or (ii) the total outstanding shares of the Corporation. Any Person who attempts or proposes to, alone or in combination with other Persons, Beneficially Own shares of the Corporation that would result in a violation of the above limitations must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer. All capitalized terms not defined in this legend have the meanings defined in the Certificate of Incorporation of the Corporation, a copy of which, including the restrictions on transfer, will be furnished to each stockholder on request and without charge. If the restrictions on transfer are violated, the securities represented hereby which are in excess of the above limitations will be designated and treated as Excess Shares which will be held in trust by the Excess Share Trustee for the benefit of the Charitable Beneficiary.

         Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

         (10) Severability.

         If any provision of this Article Thirteenth or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

         (11) Transfer of Excess Shares.

         Upon any purported Transfer that results in Excess Shares pursuant to
Section 3 of this Article Thirteenth, such Excess Shares shall be automatically transferred to the Excess Share Trustee, as trustee of a special trust for the exclusive benefit of the Charitable Beneficiary. The Corporation shall name a Charitable Beneficiary, if one does not already exist, within five days of the discovery of any designation of any Excess Shares; however, the failure to so name a Charitable Beneficiary shall not affect the designation of Shares as Excess Shares or the transfer thereof to the Excess Share Trustee. Excess Shares so held in trust shall be issued and outstanding Shares of the Corporation. The Purported Record Transferee shall have no rights in such Excess Shares except as expressly provided in this Article Thirteenth.

         (12) Distributions on Excess Shares.

         Any dividends (whether taxable as a dividend, return of capital or otherwise) on Excess Shares shall be paid to the Excess Share Trust for the benefit of the Charitable Beneficiary. Upon liquidation, dissolution or winding up, the Purported Record Transferee shall receive, for each Excess Share, the lesser of (1) the amount per share of any distribution made upon liquidation, dissolution or winding up and (2) the price paid by the Purported Record Transferee for the Excess Shares, or if the Purported Record Transferee did not give value for the Excess Shares, the Fair Market Value of the Excess Shares on the day of the event causing the Excess Shares to be held in trust. Any such dividend or distribution paid to the Purported Record Transferee in excess of the amount provided in the preceding sentence prior to the discovery by the Corporation that the Shares with respect to which the dividend or distribution was made had been designated as Excess Shares shall be repaid, upon demand, to the Excess Share Trust for the benefit of the Charitable Beneficiary.

         (13) Voting of Excess Shares.

         The Excess Share Trustee shall be entitled to vote the Excess Shares on behalf of the Charitable Beneficiary on any matter. Subject to Delaware law, any vote cast by a Purported Record Transferee with respect to the Excess Shares prior to the discovery by the Corporation that the Excess Shares were held in trust will be rescinded ab initio; provided, however, that if the Corporation has already taken irreversible action with respect to a merger, reorganization, sale of all or substantially all the assets, dissolution of the Corporation or other action by the Corporation, then the vote cast by the Purported Record Transferee shall not be rescinded. The owner of the Excess Shares will be deemed to have given an irrevocable proxy to the Excess Share Trustee to vote the Excess Shares for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article Thirteenth, until the Corporation has received notification that Excess Shares have been transferred into an Excess Share Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

         (14) Non-Transferability of Excess Shares.

         Excess Shares shall be transferable only as provided in this Section
14. At the direction of the Board of Directors, the Excess Share Trustee shall transfer the Shares held in the Excess Share Trust to a Person or Persons whose ownership of such Shares will not violate the Ownership Limit. If such a transfer is made to such a Person or Persons, the interest of the Charitable Beneficiary shall terminate and the designation of such Shares as Excess Shares shall thereupon cease. The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the Excess Shares or, if the Purported Record Transferee did not give value for the Excess Shares, the Fair Market Value of the Excess Shares on the day of the event causing the Excess Shares to be held in trust, and (2) the price received by the Excess Share Trust from the sale or other disposition of the Excess Shares. Any proceeds in excess of the amount payable to the Purported Record Transferee will be paid to the Charitable Beneficiary. The Excess Share Trustee shall be under no obligation to obtain the highest possible price for the Excess Shares. Prior to any transfer of any Excess Shares by the Excess Share Trustee, the Corporation must have waived in writing its purchase rights under Section 15. It is expressly understood that the Purported Record Transferee may enforce the provisions of this Section 14 against the Charitable Beneficiary.

         If any of the foregoing restrictions on transfer of Excess Shares is determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Corporation, to have acted as an agent of the Corporation in acquiring such Excess Shares in trust and to hold such Excess Shares on behalf of the Corporation.

         (15) Call by Corporation on Excess Shares.

         Excess Shares shall be deemed to have been offered for sale to the Corporation, or its designee, at a price equal to the lesser of (a) the price paid by the Purported Record Transferee for the Excess Shares or, if the Purported Record Transferee did not give value for the Excess Shares, the Fair Market Value of the Excess Shares on the day of the event causing the Excess Shares to be held in trust and (b) the Fair Market Value of the Excess Shares on the date the Corporation, or its designee, accepts such offer (the "Redemption Price"). The Corporation shall have the right to accept such offer for a period of ninety days after the later of (x) the date of the purported Transfer which resulted in such Excess Shares and (y) the date the Board of Directors determines in good faith that a purported Transfer resulting in Excess Shares has occurred, if the Corporation does not receive a notice of such purported Transfer pursuant to Section 5 of this Article but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 14 of this Article. Unless the Board of Directors determines that it is in the interest of the Corporation to make earlier payments of all of the amount determined as the Redemption Price in accordance with the preceding sentence, the Redemption Price may be payable at the option of the Board of Directors at any time up to but not later than the date five years after the date the Corporation accepts the offer to purchase the Excess Shares. The Corporation shall pay interest at the applicable federal rate under section 1274(d) of the Code, or any successor provision, to the Purported Record Transferee.

         (16) Underwritten Offerings.

         The Ownership Limit shall not apply to the acquisition of Shares or rights, options or warrants for, or securities convertible into, Shares by an underwriter in a public offering, provided that (i) the underwriter makes a timely distribution of such Shares or rights, options or warrants for, or securities convertible into, Shares and (ii) the underwriter, alone or in combination with one or more other Covered Persons, does not Beneficially Own outstanding shares of MeriStar REIT Equity Stock in excess of 34.9% of the total outstanding shares of MeriStar REIT Equity Stock.

         (17) Enforcement.

         The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article Thirteenth.

         (18) Non-Waiver.

         No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

         (19) Amendment.

         Notwithstanding any other provision of this certificate or the Bylaws of the Corporation, the provisions of this Article Thirteenth shall not be amended, altered, changed or repealed without the affirmative vote of all of the directors of the Corporation who are not officers or employees of the Corporation or any affiliate of the Corporation.

         IN WITNESS WHEREOF, American Skiing Company has caused this certificate to be signed on this ___ day of _______, 2000.


                                                     __________________________
                                                     Foster A. Stewart, Jr.
                                                     [Title]

                                                                         ANNEX B


                                     BYLAWS

                                       of

                            DORAL INTERNATIONAL, INC.

                            (A Delaware Corporation)

                            ------------------------

                                    ARTICLE 1

                                   DEFINITIONS

              As used in these Bylaws, unless the context otherwise requires, the term:

1.1  "Assistant Secretary" means an Assistant Secretary of the Corporation.

1.2  "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

1.3  "Board" means the Board of Directors of the Corporation.

1.4  "Bylaws" means the bylaws of the Corporation, as amended from time to time.

1.5 "Certificate of Incorporation" means the certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

1.6  "Chairman" means the Chairman of the Board of Directors of the Corporation.

1.7 "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

1.8  "Corporation" means Doral International, Inc.

1.9  "Directors" means directors of the Corporation.

1.10 "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.

1.11 "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

1.12 "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

1.13 "Secretary" means the Secretary of the Corporation.

1.14 "stockholders" means stockholders of the Corporation.

1.15 "Treasurer" means the Treasurer of the Corporation.

1.16 "Vice President" means a Vice President of the Corporation.

                                   ARTICLE 2
                                  STOCKHOLDERS

         2.1 Place of Meetings. Every meeting of stockholders shall be held at the office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2 Annual Meeting. A meeting of stockholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day or as may be determined by the Board and designated in the notice of meeting.

         2.3 Other Special Meetings. A special meeting of stockholders (other than a special meeting for the election of Directors), unless otherwise prescribed by statute, may be called at any time only by the Chairman of the Board, the Vice Chairman of the Board, the Secretary of the Board, by the Chief Executive Officer or by a majority of the Directors. At any special meeting of stockholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to
Section 2.5 hereof or in any waiver of notice  thereof given pursuant to Section
2.6 hereof. Any power of stockholders to call a special meeting is specifically denied.

         2.4 Fixing Record Date. For the purpose of (a) determining the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled (iii) to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty nor less than ten days before the date of such meeting or (y) in the case of clause (a)(iii) or (b) above, more than sixty days prior to such action. If no such record date is fixed:

2.4.1 The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

2.4.2 The record date for determining stockholders for any purpose other than that specified in Section 2.4.1 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.4.3 When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this
         Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

         2.5 Notice of Meetings of Stockholders. Except as otherwise provided in Sections 2.4 and 2.6 hereof, whenever under the provisions of any statute, the Certificate of Incorporation or these Bylaws, stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these Bylaws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary that the notice required by this Section 2.5 has been given shall be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.6 Waiver of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing, signed by the stockholder or stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a stockholder at a meeting shall constitute a waiver of notice of such meeting except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these Bylaws.

         2.7 List of Stockholders. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, the stockholder's agent, or attorney, at the stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The Corporation shall maintain the stockholder list in written form or in another form capable of conversion into written form within a reasonable time. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         2.8 Quorum of Stockholders; Adjournment; Order of Business. Except as otherwise provided by any statute, the Certificate of Incorporation or these Bylaws, the holders of one-third of all outstanding shares of stock entitled to vote at any meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders. The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chair shall have the power to adjourn the meeting to another place, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.9 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every stockholder of record shall be entitled at every meeting of stockholders to one vote for each share of capital stock standing in his or her name on the record of stockholders determined in accordance with Section 2.4 hereof. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in the Bylaws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of stockholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by statute or by the Certificate of Incorporation or by these Bylaws, shall be decided by a majority of the votes cast affirmatively or negatively on any such matter at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the stockholder voting or the stockholder's proxy and shall state the number of shares voted. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.10 Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any stockholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise.

         2.11 Organization. At each meeting of stockholders, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall act as chairman of the meeting. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.12 Written Consent of Stockholders. Not Permitted. Any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such stockholders.

         2.13 Advance Notice of Stockholder Proposals. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as Directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Certificate of Incorporation and these Bylaws. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a Director of the Corporation at any meeting of stockholders shall be delivered to the Secretary of the Corporation at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the annual meeting if the Corporation shall have previously disclosed, in these Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a Director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs
(a), (e) and (f) of Item 401 of  Regulation  S-K adopted by the  Securities  and
Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a Director of the Corporation if elected, such stockholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficially owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.

                                    ARTICLE 3
                                    Directors

         3.1 General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these Bylaws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by these Bylaws, the Board may exercise all powers and perform all acts that are not required, by these Bylaws or the Certificate of Incorporation or by statute, to be exercised and performed by the stockholders.

         3.2 Number and Election. Subject to the rights, if any, of holders of preferred stock of the Corporation, the Board of Directors shall consist of not less than seven nor more than fourteen members, the exact number of which shall be fixed from time to time by the Board of Directors. Except as provided elsewhere in the Certificate of Incorporation, Directors shall be elected by a majority of the votes cast at annual meetings of stockholders, and each Director so elected shall hold office as provided in the Certificate of Incorporation. Directors need not be stockholders.

         3.3 Vacancies and Removal. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board of Directors, including newly created directorships created by an increase in the number of Directors, may be filled by a majority of the remaining Directors or by the sole remaining Director. The Directors of the Corporation shall be divided into three Classes, designated "Class I", "Class II" and "Class III" respectively. The initial term of office of Class I shall expire on the date of the 2001 annual meeting of stockholders of the Corporation. The initial term of office of Class II shall expire on the date of the 2002 annual meeting of stockholders of the Corporation, and the initial term of office of Class III shall expire on the date of the 2003 annual meeting of stockholders of the Corporation. Commencing with the annual meeting of stockholders of the Corporation at which the initial term of office of the Class III Directors expires, each Director elected to succeed those Directors whose terms have thereupon expired shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such Director was elected.

         In the event of any increase or decrease in the authorized number of Directors, (a) each Director then serving as such shall nonetheless continue as a Director of the class of which he is a member until the expiration of his current term, or his earlier death, retirement, resignation, or removal, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of Directors so as to maintain such classes as nearly equal in number as reasonably possible. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of Directors in any two classes shall not exceed one.

         3.4 Resignation. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.5 Compensation. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this
Section 3.5 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.6 Times and Places of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.7 Annual Meetings. On the day when and at the place where the annual meeting of stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.10 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.8 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

         3.9 Special Meetings. Special meetings of the Board may be called by the Chairman, the Chief Executive Officer or the Secretary or majority of the Entire Board then serving on at least one day's notice to each Director given by one of the means specified in Section 3.12 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, Chief Executive Officer or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

         3.10 Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.10 shall constitute presence in person at such meeting.

         3.11 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.12 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

         3.12 Notice Procedure. Subject to Sections 3.9 and 3.15 hereof, whenever, under the provisions of any statute, the Certificate of Incorporation or these Bylaws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy or similar means addressed as aforesaid.

         3.13 Waiver of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these Bylaws.

         3.14 Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.15 Quorum of Directors. Except as otherwise expressly provided by statute or the Certificate of Incorporation, the presence in person of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

         3.16 Action by Majority Vote. Except as otherwise expressly required by statute, the Certificate of Incorporation or these Bylaws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.17 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                    ARTICLE 4
                            COMMITTEES OF THE BOARD

         4.1 Establishment; Authority. The Board of Directors, by a resolution adopted by a majority of the Directors then in office, may designate from among its members an executive committee and other committees, each consisting of two or more Directors, and may delegate to such committee or committees any part or all of the authority of the Board of Directors, except as otherwise provided by
Section 141(c)(2) of the Delaware General Corporation Law, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Corporation.

         4.2 Procedures. Vacancies in the membership of a committee shall be filled by resolution adopted by a majority of the Directors then in office. Committees shall keep minutes of their proceedings and report the same to the Board of Directors. Members of a committee may be removed from office, with or without cause, by resolution adopted by a majority of the Directors then in office. Any person or persons authorized to call a meeting of the Board of Directors, as well as the chairman of a committee or the committee itself, may call a meeting of a committee. Except as hereinbefore otherwise provided, so far as applicable, the provisions of these Bylaws relating to the calling, noticing and conduct of meetings of the Board of Directors shall govern the calling, noticing and conduct of meetings of committees.

                                    ARTICLE 5
                                    OFFICERS

         5.1 Positions. The officers of the Corporation shall be a Chief Executive Officer, a Secretary, a Treasurer and such other officers as the Board may appoint, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide.

         5.2 Appointment. The officers of the Corporation shall be chosen by the Board at its annual meeting or at such other time or times as the Board shall determine.

         5.3 Compensation. The compensation of all officers of the Corporation shall be fixed by, or in the manner prescribed by, the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

         5.4 Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. The Chief Executive Officer (and any other officer which may at any time be deemed to be the Chief Executive Officer, if the Chief Executive Officer is not so identified) may be removed prior to the 2003 annual meeting of the stockholders of the Corporation only by the affirmative vote of a majority of the Directors, including at least one director not nominated by Oak Hill Capital Partners, L.P. or its affiliates.

         The Chief Executive Officer shall have sole authority to remove the Chief Operating Officer, Resorts, the Chief Operating Officer, Hotel Management and Bridgestreet, the Chief Financial Officer, the President, Real Estate, the General Counsel of the Corporation, the Chief Operating Officer (or equivalent position) of Doral Management Co., Inc, and any other executive officer of the Corporation.

         5.5 Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

         5.6 Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.7 Chief Executive Officer. The Chief Executive Officer shall have responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of the Chief Executive Officer and such other duties as may be prescribed from time to time by the Board and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board at which the Chairman (if there be one) is not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by the Board.

         5.8 Vice Presidents. At the request of the Chief Executive Officer, or, in the Chief Executive Officer's absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board or by the Chief Executive Officer.

         5.9 Secretary. The Secretary shall attend all meetings of the Board and of the stockholders and shall record all the proceedings of the meetings of the Board and of the stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary or an Assistant Secretary may certify all votes, resolutions and actions of the stockholders and the Board of Directors and its committees. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the stockholders and shall perform such other duties as may be prescribed by the Board or by the Chief Executive Officer, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Chief Executive Officer or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the Chief Executive Officer.

         5.10 Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries, in the order determined by the Board of Directors, shall, in case of the absence or disability of the Secretary, have the authority and perform the duties of the Secretary.

         5.11 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chief Executive Officer or the Board, whenever the Chief Executive Officer or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board or the Chief Executive Officer.

         5.12 Assistant Treasurers. Except as otherwise provided herein, the Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers, in the order determined by the Board of Directors, shall, in case of the absence or disability of the Treasurer, have the authority and perform the duties of the Treasurer.

                                   ARTICLE 6
                       vOTING sHARES OF OTHER CORPORATIONS

         6.1 Voting Shares of Other Corporations. The Chief Executive Officer, any Vice President, the Secretary, and the Treasurer of this Corporation, in that order, shall have authority to vote shares of other corporations standing in the name of this Corporation, and the Chief Executive Officer or the Secretary is authorized to execute and deliver in the name and on behalf of this Corporation proxies appointing any one or more of the foregoing officers as the proxy agents of this Corporation.

                                   ARTICLE 7
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         7.1 Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         7.2 Loans. The Board may prospectively or retroactively authorize the Chief Executive Officer or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

         7.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         7.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.

                                    ARTICLE 8
                              STOCK AND DIVIDENDS

         8.1 Certificates Representing Shares. Certificates representing the shares of capital stock of the Corporation shall be in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the Chief Executive Officer or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. If the Corporation is authorized to issue direct classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board to determine variations for future series) shall be summarized on the front or back of each certificate of shares of such class or series. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the stockholder this information on request in writing and without charge. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. Any signatures on the stock certificates may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         8.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Canceled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation.

         8.3 Registered Stockholders. The Corporation shall be entitled to recognize the person or persons shown on its original stock transfer books as the owner of shares as the exclusive and only owner thereof for all purposes, including without limitation the right to (i) receive dividends and other distribution; (ii) vote (except as otherwise provided in the General Corporation
Law); and (iii) examine lists, books, minutes or other materials relating to the Corporation. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person noted in its original stock transfer books, whether or not it shall have express or other notice thereof.

         8.4 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         8.5 Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his or her legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         8.6 Rules and Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

                                   ARTICLE 9
                                 INDEMNIFICATION

         9.1 Indemnity Undertaking. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or, at the request of the Corporation, is or was serving as a Director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not Directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article 9.

         9.2 Advancement of Expenses. The Corporation shall reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

         9.3 Rights Not Exclusive. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 9 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these Bylaws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         9.4 Continuation of Benefits. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 9 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         9.5 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 9, the Certificate of Incorporation or under Section 145 of the General Corporation Law or any other provision of law.

         9.6 Binding Effect. The rights to indemnification and to the advancement of expenses conferred in this Article shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators. No repeal or modification of this Article 9 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         9.7 Procedural Rights. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 9 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         9.8 Service Deemed at Corporation's Request. Any Director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its Directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

                                   ARTICLE 10
                               BOOKS AND RECORDS

         10.1 Books and Records. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         10.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         10.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the stockholders for inspection.

                                   ARTICLE 11
                                      SEAL

         The corporate seal, if the Board elects to adopt one, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 12
                                   FISCAL YEAR

         The fiscal year of the Corporation shall be fixed, and may be changed, by resolution of the Board.

                                   ARTICLE 13
                              PROXIES AND CONSENTS

         Unless otherwise directed by the Board, the Chairman, the Chief Executive Officer, any Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                   ARTICLE 14
                                     OFFICES

         14.1 Registered Office. The registered office of the Corporation shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of Newcastle, State of Delaware; and its registered agent at such address is Corporation Trust Company.

         14.2 Other Offices. The Corporation may also have offices, including its principal office, at such other places both within and without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

                                   ARTICLE 15
                                EMERGENCY BYLAWS

         Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 15 shall be effective during an emergency, which is defined as when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

         15.1 Notice to Board Members. Any one member of the Board or any one of the following officers: Chairman, Chief Executive Officer, any Vice President, Secretary, or Treasurer, may call a meeting of the Board. Notice of such meeting need be given only to those Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

         15.2 Temporary Directors and Quorum. One or more officers of the Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

         15.3 Actions Permitted To Be Taken. The Board as constituted in Section 15.2, and after notice as set forth in Section 15.1 may:

                  15.3.1 prescribe emergency powers to any officer of the Corporation;

                  15.3.2 delegate to any officer or Director, any of the powers of the Board;

                  15.3.3 designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  15.3.4 relocate the principal place of business, or designate successive or simultaneous principal places of business; and

                  15.3.5 take any other convenient, helpful or necessary action to carry on the business of the Corporation.

                                   ARTICLE 16
                                   AMENDMENTS

         These Bylaws of the Corporation may be altered or repealed and new Bylaws may be adopted (i) at any annual or special meeting of stockholders, by the affirmative vote of not less than a majority of all votes entitled to be cast by all of the then outstanding shares of capital stock of the Corporation in the election of Directors, provided, however, that any proposed alteration or repeal of, or the adoption of any by-law inconsistent with, Sections 2.4, 2.14 and 2.15 of Article 2 of these Bylaws, 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of
Article 3 of these Bylaws, by stockholders shall require the affirmative vote of not less than two-thirds of all votes entitled to be cast by all of the then outstanding shares of capital stock of the Corporation in the election of Directors, or (ii) by the affirmative vote of a majority of the Board.

         The undersigned, in his capacity as Secretary of the Corporation, hereby certifies that the foregoing is the Bylaws of Corporation adopted by the Board of the Corporation on this ___ day of December, 2000.


---------------------------
Secretary,
Doral International, Inc.

                                                                         Annex C


                                List of Certain Management Personnel of ASC
                                         after the Effective Time

Leslie Otten                              Chairman
Paul Whetsell                             Chief Executive Officer
John Emery                                Chief Financial Officer
B.J. Fair                                 COO, Resorts
David McCaslin                            COO, Hotel Management and BridgeStreet
Hernan Martinez                           President, Real Estate

                                                                         Annex D


                                  [Form of Rule 145 Affiliate Agreement]


                                     [Date]


-------------------------------------  -----------------------------------------

American Skiing Company                MeriStar Hotels & Resorts, Inc.
One Monument Way                       1010 Wisconsin Avenue, NW
Portland, Maine 04101                  Washington, DC 20007
Attention:  Christopher E. Howard      Attention:   Christopher L. Bennett, Esq.
            Foster A. Stewart, Jr.
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To whom it may concern:

                    I have been advised that as of the date hereof I may be deemed to be an "affiliate" of MeriStar Hotels & Resorts, Inc., a Delaware corporation ("MeriStar"), as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Act"). Neither my entering into this agreement, nor anything contained herein, shall be deemed an admission on my part that I am such an "affiliate."

                    Pursuant to the terms of the Agreement and Plan of Merger dated as of December 8, 2000 (the "Merger Agreement"), among American Skiing Company, a Delaware corporation ("ASC"), ASC Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and MeriStar providing for the merger (the "Merger") of Merger Sub with and into MeriStar, and as a result of the Merger, I may receive shares of common stock, par value $0.01 per share, of ASC (the "ASC Common Stock") in exchange for the shares of common stock, par value $0.01 per share, of MeriStar owned by me at the Effective Time (as defined in the Merger Agreement) of the Merger.

                    I represent and warrant to ASC and Merger Sub that in such event:

                    A. I shall not make any sale, transfer or other disposition of ASC Common Stock in violation of the Act or the Rules and Regulations.

                    B. I have carefully read this letter and the Merger Agreement and discussed its requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of ASC Common Stock, to the extent I felt necessary, with my counsel or counsel for MeriStar.

                    C. I have been advised that the issuance of ASC Common Stock to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger was submitted for a vote of the stockholders of MeriStar I may have been deemed to have been an affiliate of MeriStar and a distribution by me of ASC Common Stock has not been registered under the Act, ASC Common Stock must be held by me indefinitely unless (i) a distribution of ASC Common Stock by me has been registered under the Act, (ii) a sale of ASC Common Stock by me is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act or (iii) in the opinion of counsel reasonably acceptable to ASC, some other exemption from registration is available with respect to a proposed sale, transfer or other disposition of ASC Common Stock.

                    D. I understand that neither ASC nor Merger Sub is under any obligation to register the sale, transfer or other disposition of ASC Common Stock by me or on my behalf or to take any other action necessary in order to make compliance with an exemption from registration available.

                    E. I also  understand  that unless the  transfer by me of my
ASC Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, ASC reserves the right to put the following legend on the certificates issued to my transferee:

                            The offer and sale of the shares represented by this
                    certificate have not been registered under the Securities Act of 1933, and these shares were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act and may not be sold, pledged or otherwise transferred except in a transaction registered under the Securities Act in accordance with an exemption from the registration requirements of the Securities Act.

                    It is understood and agreed that the legends set forth in paragraph E and F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to ASC a copy of a letter from the staff of the

 Commission, or an opinion of counsel reasonably acceptable to ASC to the effect that such legend is not required for purposes of the Act.

                                                     Very truly yours,


                                                     ------------------------
                                                     Name:



Accepted this ____ day of ____________, by:

AMERICAN SKIING COMPANY


By______________________
   Name:
   Title: